HTML1DocumentEncodingutf-8From: Miller, Jon (FID)
Sent: Friday, March 11, 2005 10:47 AM
To: cmbsdesk; usmbssales; fidsalesna
Subject: ** MSC 05-HQ5 ** REVISED TERMSHEET & ANNEX II

Attention:

Please advise your accounts that the "Loan/SF" figures on the 4 Pari Pasu notes in MSC 05-HQ5 were calculated incorrectly. The attached documents contain the revised figures. Please have your accounts refer to these documents going forward.

Loan # Loan Name Correct Loan/SF
1-9 Wells REF Portfolio $120
10 Houston Center $91
13 1370 Avenue of the Americas $451
15 111 Eighth Avenue $154

--------------------------------------------------------------------------------
This is not research report and is not from MS Research but it may refer to a research analyst/research report.Please contact me for MS Research reports(plus important disclosures)or review the latest reports at https://secure.
ms.com.Unless otherwise indicated,the views expressed are the author's and may differ from those of MS Research or others with-in Morgan Stanley.This material will not be updated,and we do not represent that it is accurate or complete.This is not an offer to buy or sell,or solicitation of an offer to buy or sell,the securities mentioned.MS may invest in or act as market maker for securities mentioned or may advise the issuers.

This is not an offer (or solicitation of an offer) to buy/sell the securities/instruments mentioned or an official confirmation. Morgan Stanley may deal as principal in or own or act as market maker for securities/instruments mentioned or may advise the issuers. This is not research and is not from MS
Research but it may refer to a research analyst/research report. Unless indicated, these views are the author's and may differ from those of Morgan
Stanley research or others in the Firm. We do not represent this is accurate or complete and we may not update this. Past performance is not indicative of future returns. For additional information, research reports and important disclosures, contact me or see https://secure.ms.com/servlet/cls. You should not use e-mail to request, authorize or effect the purchase or sale of any security or instrument, to send transfer instructions, or to effect any other
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will be processed in a timely manner. This communication is solely for the
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confidentiality by mistransmission. Contact me if you do not wish to receive these communications. In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).]

--------------------------------------------------------------------------------

Securitized Products Group         [MORGAN STANLEY LOGO]         March 10, 2005

--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                 $1,417,848,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                  CWCAPITAL LLC
                            AS MORTGAGE LOAN SELLERS

                   ------------------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

                   ------------------------------------------

                                 MORGAN STANLEY
                             LEAD BOOKRUNNING MANAGER

BEAR, STEARNS & CO. INC.                                  RBS GREENWICH CAPITAL
CO-MANAGER                                                           CO-MANAGER

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

TRANSACTION FEATURES

o        Seller:

---------------------------------------------------------------------------------------------
                                                 NO. OF AGGREGATE CUT-OFF   % BY AGGREGATE
LOAN SELLER                              MORTGAGE LOANS DATE BALANCE ($) CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------

 Morgan Stanley Mortgage Capital Inc.             73     1,302,797,731              85.2
 CWCapital LLC                                    16       225,879,702              14.8
---------------------------------------------------------------------------------------------
 TOTAL:                                           89     $1,528,677,433            100.0%
 ---------------------------------------------------------------------------------------------

o        Loan Pool:

          o    Average Cut-off Date Balance: $17,176,151

          o    Largest Mortgage Loan by Cut-off Date Balance: $119,705,000*

          o    Five largest and ten largest loans: 37.3% and 58.5% of pool, respectively

          *Wells REF Portfolio Loan Group consists of three crossed loans totaling $145,000,000

o        Property Types:

Mixed Use      2.5%

Industrial     3.3%

Retail        35.3%

Other*         4.6%

Office        54.3%

* "Other" includes Hospitality, Self Storage, Multifamily, and Other property types

o        Credit Statistics:

          o    Weighted average debt service coverage ratio of 1.81x

          o    Weighted average current loan-to-value ratio of 67.4%; weighted average balloon loan-to-value ratio of 60.5%

o        Call Protection:

          o    82 loans (85.7% of the pool) have a lockout period ranging from
               23 to 36 payments from origination, then defeasance provisions

          o    1 loan (7.8% of the pool) has a lockout period of 27 payments from origination, then defeasance or the greater of yield
               maintenance and a prepayment premium of 1.0%

          o    1 loan (3.1% of the pool) permits prepayment with the greater of yield maintenance and a descending prepayment premium

          o    4 loans (1.9% of the pool) have a lockout period ranging from 24 to 59 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

          o    1 loan (1.5% of the pool) has a lockout period of 35 payments, then the greater of yield maintenance and a descending prepayment premium

o        Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the
          Trustee in addition to detailed payment and delinquency information.
          Information provided by the Trustee is expected to be available at
          www.ctslink.com. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the
          Trustee's website at www.ctslink.com.

o        Bond Information: Cash flows are expected to be modeled by TREPP,
          CONQUEST and INTEX and are expected to be available on BLOOMBERG.

o        Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-2

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

OFFERED CERTIFICATES

---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
               APPROXIMATE
                 INITIAL                                                                              APPROXIMATE    CERTIFICATE
               CERTIFICATE                                                         EXPECTED FINAL       INITIAL       PRINCIPAL
               BALANCE OR     SUBORDINATION    RATINGS    AVERAGE      PRINCIPAL    DISTRIBUTION     PASS-THROUGH      TO VALUE
  CLASS    NOTIONAL AMOUNT(1)     LEVELS     (FITCH/S&P) LIFE(2)(3)   WINDOW(2)(4)     DATE(2)          RATE(5)        RATIO(6)
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------

   A-1       $121,000,000        20.000%       AAA/AAA      3.17          1-56       11/14/2009%            53.92%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
   A-2       $161,100,000        20.000%       AAA/AAA      4.86         56-60       03/14/2010%            53.92%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
   A-3       $159,400,000        20.000%       AAA/AAA      6.68         80-84       03/14/2012%            53.92%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
  A-AB        $67,500,000        20.000%       AAA/AAA      7.01         60-108      03/14/2014%            53.92%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
   A-4       $713,941,000        20.000%       AAA/AAA      9.47        108-118      01/14/2015%            53.92%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
  X-2(8)   $1,491,246,000          ----        AAA/AAA      ----          ----          ----               %             ----
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
   A-J       $112,740,000        12.625%       AAA/AAA      9.79        118-118      01/14/2015%            58.89%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
    B         $30,574,000        10.625%        AA/AA       9.79        118-118      01/14/2015%            60.24%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
    C         $19,108,000         9.375%       AA-/AA-      9.80        118-119      02/14/2015%            61.08%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
    D         $15,287,000         8.375%        A+/A+       9.89        119-120      03/14/2015%            61.76%
--- ----------------- --------- ------------------------- ---------------- -----------
    E         $17,198,000         7.250%         A/A        9.96        120-120      03/14/2015%            62.51%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------

PRIVATE CERTIFICATES (7)

---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
               APPROXIMATE
                 INITIAL                                                                              APPROXIMATE    CERTIFICATE
               CERTIFICATE                                                         EXPECTED FINAL      INITIAL        PRINCIPAL
               BALANCE OR     SUBORDINATION    RATINGS    AVERAGE      PRINCIPAL    DISTRIBUTION     PASS-THROUGH      TO VALUE
  CLASS    NOTIONAL AMOUNT(1)     LEVELS     (FITCH/S&P) LIFE(2)(3)   WINDOW(2)(4)     DATE(2)          RATE(5)        RATIO(6)
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
 X-1(8)    $1,528,677,433          ----        AAA/AAA      ----          ----          ----               %             ----
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
    F         $15,287,000         6.250%        A-/A-       9.96        120-120      03/14/2015%            63.19%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
    G         $15,286,000         5.250%      BBB+/BBB+     9.96        120-120      03/14/2015%            63.86%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
    H         $13,376,000         4.375%       BBB/BBB      9.96        120-120      03/14/2015%            64.45%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
    J         $21,020,000         3.000%      BBB-/BBB-     9.96        120-120      03/14/2015%            65.38%
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------
  K - Q       $45,860,433          ----          ----       ----          ----          ----             ----            ----
---------- ------------------ ------------- ------------ ----------- ------------- ---------------- ---------------- -------------

Notes:      (1)  As of March 1, 2005.  In the case of each such Class, subject to a permitted variance of plus or minus 5%.

            (2)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

            (3)  Average life is expressed in terms of years.

            (4)  Principal window is the period (expressed in terms of months and commencing with the month of April 2005) during which
                 distributions of principal are expected to be made to the
                 holders of each designated Class).

            (5)  The pass-through rates for the Certificates presented in the table (except the Class X-1 and Class X-2 Certificates) will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.
                 The initial pass-through rate for the Class X-1 and Class X-2
                 Certificates is approximate. The pass-through rate for the
                 Class X-1 and Class X-2 Certificates is variable and,
                 subsequent to the initial distribution date, will be determined as described in this prospectus supplement.

            (6)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                 Class A-1, A-2, A-3, A-AB and A-4 Certificate Principal to
                 Value Ratio is calculated based upon the aggregate of the Class
                 A-1, A-2, A-3, A-AB, and A-4 Certificate Balances.

            (7)  Certificates to be offered privately pursuant to Rule 144A.

            (8)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-3

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

I.  ISSUE CHARACTERISTICS

ISSUE TYPE:                       Public: Classes A-1, A-2, A-3, A-AB, A-4, X-2,
                                  A-J, B, C, D and E (the "Offered
                                  Certificates")

                                  Private (Rule 144A): Classes X-1, F, G, H, J,
                                  K, L, M, N, O, P and Q

SECURITIES OFFERED:               $1,417,848,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including ten
                                  principal and interest classes (Classes A-1,
                                  A-2, A-3, A-AB, A-4, A-J, B, C, D and E) and
                                  one interest only class (Class X-2)

SELLERS:                          CWCapital LLC; Morgan Stanley Mortgage Capital
                                  Inc.

LEAD BOOKRUNNING MANAGER:         Morgan Stanley & Co. Incorporated

CO-MANAGERS:                      Bear, Stearns & Co. Inc. and Greenwich Capital
                                  Markets, Inc.

MASTER SERVICER:                  Midland Loan Services, Inc.

SPECIAL SERVICER:                 GMAC Commercial Mortgage Corporation

TRUSTEE:                          Wells Fargo Bank, National Association

CUT-OFF DATE:                     March 1, 2005. For purposes of the information
                                  contained in this term sheet, scheduled
                                  payments due in March 2005 with respect to
                                  mortgage loans not having payment dates on the
                                  first day of each month have been deemed
                                  received on March 1, 2005, not the actual day
                                  on which such scheduled payments were due.

EXPECTED CLOSING DATE:            On or about March    , 2005

DISTRIBUTION DATES:               The 14th of each month, commencing in April
                                  2005 (or if the 14th is not a business day,
                                  the next succeeding business day)

MINIMUM DENOMINATIONS:            $25,000 for the Class A Certificates,
                                  $1,000,000 for the Class X-2 Certificates and
                                  $100,000 for all other Offered Certificates
                                  and in multiples of $1 thereafter

SETTLEMENT TERMS:                 DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

LEGAL/REGULATORY STATUS:          Classes A-1, A-2, A-3, A-AB, A-4, X-2, A-J, B,
                                  C, D and E are expected to be eligible for
                                  exemptive relief under ERISA. No Class of
                                  Certificates is SMMEA eligible.

RISK FACTORS:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-4

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

II. STRUCTURE CHARACTERISTICS

The pass-through rates for the Offered Certificates (except Class X-1 and Class
X-2) will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The initial pass-through rate for the Class X-1 and
Class X-2 Certificates is approximate. The pass-through rate for the Class X-1 and Class X-2 Certificates is variable and, subsequent to the initial distribution date, will be determined as described in this prospectus supplement.

                               (GRAPHIC OMITTED)

Month     0    12   24   36   48   60   72   84   96   Maturity

Class A-1      AAA/AAA [  %]                      $121.0MM

Class A-2      AAA/AAA [  %]                      $161.1MM

Class A-3      AAA/AAA [  %]                      $159.4MM

Class A-AB     AAA/AAA [  %]                       $67.5MM

Class A-4      AAA/AAA [  %]                      $713.9MM

Class AJ       AAA/AAA [  %]                      $112.7MM

Class B        AA/AA   [  %]                       $30.6MM

Class C        AA-/AA- [  %]                       $19.1MM

Class D        A+/A+   [  %]                       $15.3MM

Class E        A/A     [  %]                       $17.2MM

Class F        A-/A-   [  %]                       $15.3MM

Class G        BBB+/BBB+   [  %]                   $15.3MM

Class H        BBB/BBB     [  %]                   $13.4MM

Class J        BBB-/BBB-   [  %]                   $21.0MM

Class K        BB+/BB+     [  %]                    $5.7MM

Class L        BB/BB       [  %]                    $5.7MM

Class M        BB-/BB-     [  %]                    $5.7MM

Class N-Q      B+/B+ to NR [  %]                   $28.7MM

[ ]  X-1 + X-2 IO Strip

[ ]  X-1 Notional

[ ]  X-2 Notional

NR = Not Rated

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-5

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

Yield Maintenance/Prepayment      Mortgage Loan during any particular Collection
Premium Allocation:               Period will be distributed to the holders of
                                  each Class of Principal Balance Certificates
                                  (other than an excluded class as defined
                                  below) then entitled to distributions of
                                  principal on such Distribution Date in an
                                  amount equal to the lesser of (i) such
                                  Prepayment Premium/Yield Maintenance Charge
                                  and (ii) the Prepayment Premium/Yield
                                  Maintenance Charge multiplied by the product
                                  of (a) a fraction, the numerator of which is
                                  equal to the amount of principal distributed
                                  to the holders of that Class on the
                                  Distribution Date, and the denominator of
                                  which is the total principal distributed on
                                  that Distribution Date, and (b) a fraction not
                                  greater than one, the numerator of which is
                                  equal to the excess, if any, of the
                                  Pass-Through Rate applicable to that Class,
                                  over the relevant Discount Rate (as defined in
                                  the Prospectus Supplement), and the
                                  denominator of which is equal to the excess,
                                  if any, of the Mortgage Rate of the Mortgage
                                  Loan that prepaid, over the relevant Discount
                                  Rate.

                                  On any Distribution Date, on or prior to the
                                  distribution date occurring in [ ], [ ]% of
                                  such Prepayment Premiums or Yield Maintenance
                                  Charges remaining after those distributions
                                  will be distributed to the holders of the
                                  Class X-1 Certificates and [ ]% of the
                                  Prepayment Premiums or Yield Maintenance
                                  Charges remaining after those distributions
                                  will be distributed to the holders of the
                                  Class X-2 Certificates. For the purposes of
                                  the foregoing, the Class K Certificates and
                                  below are the excluded classes.

                                  The following is an example of the Prepayment
                                  Premium Allocation under (b) above based on
                                  the information contained herein and the
                                  following assumptions:

                                  Two Classes of Certificates: Class A-2 and X

                                  The characteristics of the Mortgage Loan being
                                  prepaid are as follows:

                                     -  Loan Balance:  $10,000,000

                                     -  Mortgage Rate:  5.50%

                                     -  Maturity Date:  5 years (March 1, 2010)

                                  The Discount Rate is equal to 3.50% The Class
                                  A-2 Pass-Through Rate is equal to 4.65%

                                                                                                            YIELD
                                                                                                         MAINTENANCE
                                                CLASS A CERTIFICATES                    FRACTION          ALLOCATION
                                     -------------------------------------------- ---------------------- -------------

                                                        METHOD                          CLASS A-2         CLASS A-2
                                     -------------------------------------------- ---------------------- -------------

                                     (Class A-2 Pass Through Rate - Discount Rate)    (4.65%-3.50%)
                                     ---------------------------------------------   ----------------       57.50%
                                           (Mortgage Rate - Discount Rate)            (5.50%-3.50%)

                                                                                                            YIELD
                                                                                                         MAINTENANCE
                                                CLASS X CERTIFICATES                    FRACTION          ALLOCATION
                                     -------------------------------------------- ---------------------- -------------

                                                        METHOD
                                     --------------------------------------------

                                            (1 - Class A-2 YM Allocation)               (1-57.50%)          42.50%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-6

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

III.    SELLERS            Morgan Stanley Mortgage Capital Inc. ("MSMC")

                           The Mortgage Pool includes 73 Mortgage Loans,
                           representing 85.2% of the Initial Pool Balance, that
                           were originated by or on behalf of MSMC or purchased
                           from a third party.

                           MSMC is a subsidiary of Morgan Stanley & Co.
                           Incorporated and was formed to originate and purchase
                           mortgage loans secured by commercial and multifamily
                           real estate.

                           CWCapital LLC ("CWCapital")

                           The Mortgage Pool includes 16 Mortgage Loans,
                           representing 14.8% of the Initial Pool Balance, that
                           were originated by or on behalf of CWCapital or
                           purchased from a third party.

                           CWCapital is an affiliate of Caisse de Depot et
                           Placement du Quebec and was formed as a Massachusetts
                           limited liability company to originate and acquire
                           loans secured by mortgages on commercial and
                           multifamily real estate. Each of the CWCapital Loans
                           was originated or purchased by CWCapital, and all of
                           the CWCapital Loans were underwritten by CWCapital
                           underwriters. CWCapital will act as sub-servicer of
                           the CWCapital Loans. CWCapital is an affiliate of the
                           initial operating adviser. The principal offices of
                           CWCapital are located at One Charles River Place, 63
                           Kendrick Street, Needham, Massachusetts 02494.
                           CWCapital's telephone number is (781) 707-9300.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-7

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

IV.  COLLATERAL DESCRIPTION

                                                           TEN LARGEST LOANS

------ -------------------------------- ------------ ------ -------- --------------- ---------- -------- ------- --------- --------
                                                                                                 LOAN             CUT-OFF
                                                            PROPERTY   CUT-OFF DATE     UNITS/    PER                DATE  BALLOON
  NO.           PROPERTY NAME           CITY         STATE   TYPE           BALANCE         SF  UNIT/SF    DSCR       LTV      LTV
------ -------------------------------- ------------ ------ -------- --------------- ---------- -------- ------- --------- --------

1      Wells REF Portfolio:             Washington    DC    Office      $43,833,276    579,733     $120   3.55x     41.9%    41.9%
       Independence Square Two
       Wells REF Portfolio:             Washington    DC    Office      $23,946,724    337,794     $120   3.55x     41.9%    41.9%
       Independence Square One
       Wells REF Portfolio: Keybank     Parsippany    NJ    Office      $17,690,000    404,515     $120   3.55x     41.9%    41.9%
       Building
       Wells REF Portfolio:             Bridgewater   NJ    Office      $16,654,286    297,380     $120   3.55x     41.9%    41.9%
       Bridgewater Crossing II
       Wells REF Portfolio: Citicorp    Englewood     NJ    Office      $12,138,571    410,000     $120   3.55x     41.9%    41.9%
       Building                         Cliffs
       Wells REF Portfolio:             Nashville     TN    Office      $11,102,857    312,297     $120   3.55x     41.9%    41.9%
       Caterpillar Building
       Wells REF Portfolio: State       Quincy        MA    Office       $8,368,571    234,668     $120   3.55x     41.9%    41.9%
       Street Building
       Wells REF Portfolio: Harcourt    Austin        TX    Office       $6,835,714    195,234     $120   3.55x     41.9%    41.9%
       Building
       Wells REF Portfolio:             Brea          CA    Office       $4,430,000    133,943     $120   3.55x     41.9%    41.9%
                                                                        -----------   --------     ----   -----     -----    -----
       Continental Casualty
                             Subtotal:                                 $145,000,000  2,905,564     $120   3.55x     41.9%    41.9%
------ -------------------------------- ------------ ------ ------- ---------------- ---------- -------- ------- --------- --------
2      Houston Center                   Houston       TX    Office     $119,705,000  2,956,225      $91   2.36x     65.8%    65.8%

3      1401 H Street                    Washington    DC    Office     $115,000,000    353,219     $326   1.40x     77.3%    72.4%

4      75 Broad                         New York      NY    Office     $108,000,000    650,680     $166   2.18x     52.7%    52.7%

5      1370 Avenue of the Americas      New York      NY    Office      $82,500,000    332,955     $451   1.30x     78.9%    78.9%

6      Camino Real Marketplace          Goleta        CA    Retail      $76,860,000    497,084     $155   1.55x     73.9%    65.8%

7      111 Eighth Avenue                New York      NY    Office      $75,000,000  2,921,914     $154   2.25x     56.3%    49.5%

8      Towne East Square Mall - Note 1  Wichita       KS    Retail      $46,978,780  1,171,048      $60   1.27x     54.4%    48.4%

       Towne East Square Mall - Note 2  Wichita       KS    Retail     $23,050,469   1,171,048     $60    1.27x     54.4%    48.4%
                                                                       ------------  ----------    ----   -----     -----    -----
                             Subtotal:                                  $70,029,250  1,171,048      $60   1.27x     54.4%   48.4%
------ -------------------------------- ------------ ------ ------- ---------------- ---------- -------- ------- --------- --------
9      Pacific Coast Plaza              Oceanside     CA    Retail      $52,000,000    312,313     $167   1.53x     74.8%    66.7%
------ -------------------------------- ------------ ------ ------- ---------------- ---------- -------- ------- --------- --------
10     AVG Portfolio - Overland Park    Overland      KS    Retail       $7,859,614     51,412     $102   1.57x     66.9%    51.1%
                                        Park

       AVG Portfolio - Melrose Park     Melrose       IL    Retail       $7,785,902     72,238     $102   1.57x     66.9%    51.1%
                                        Park

       AVG Portfolio - Dallas           Dallas        TX    Retail       $5,809,280     50,000     $102   1.57x     66.9%    51.1%

       AVG Portfolio - Oceanside        Oceanside     CA    Retail       $4,989,146     40,000     $102   1.57x     66.9%    51.1%

       AVG Portfolio - Omaha (118th     Omaha         NE    Retail       $4,579,079     39,950     $102   1.57x     66.9%    51.1%
       Street)

       AVG Portfolio - Gilbert          Gilbert       AZ    Retail       $4,374,046     37,000     $102   1.57x     66.9%    51.1%

       AVG Portfolio - Independence     Independence  MO    Retail       $4,032,324     36,995     $102   1.57x     66.9%    51.1%

       AVG Portfolio - Shawnee          Shawnee       KS    Retail       $4,032,324     36,700     $102   1.57x     66.9%    51.1%

       AVG Portfolio - Omaha (147th     Omaha         NE    Retail       $3,758,946     35,000     $102   1.57x     66.9%    51.1%
       Street)                          Franklin

       AVG Portfolio - Franklin Park    Park          IL    Retail       $3,212,190     96,268     $102   1.57x     66.9%    51.1%
                                                                        -----------    -------    -----   -----     -----    -----
                             Subtotal:                                  $50,432,851    495,563     $102   1.57x     66.9%    51.1%
------ -------------------------------- ------------ ------ ------- ---------------- ---------- -------- ------- --------- --------
       TOTALS/WEIGHTED AVERAGES                                        $894,527,101                       2.05X     62.6%    58.9%
------ -------------------------------- ------------ ------ ------- ---------------- ---------- -------- ------- --------- --------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-8

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

                         PARI PASSU AND COMPANION LOANS

-------- ---------------------- ----------------- ------------------ ---------------------- ---------------------- ---------------
   NO.        PROPERTY NAME     DEAL                A-NOTE BALANCES     MASTER SERVICER       SPECIAL SERVICER     B-NOTE BALANCE
-------- ---------------------- ----------------- ------------------ ---------------------- ---------------------- ---------------

 1-9.    Wells REF Portfolio    MSCI 2004-HQ4*        $125,000,000        Wells Fargo              GMACCM                    NAP
                                                       $80,000,000
                                MSCI 2005-TOP17       $145,000,000
                                MSCI 2005-HQ5
-------- ---------------------- ----------------- ------------------ ---------------------- ---------------------- ---------------
  10     Houston Center         GMAC 2004-C3*         $150,000,000          GMACCM                 GMACCM                    NAP
                                MSCI 2005-HQ5         $119,705,000
-------- ---------------------- ----------------- ------------------ ---------------------- ---------------------- ---------------
  13     1370 Avenue of the     MSCI 2005-HQ5*         $82,500,000          Midland                GMACCM                    NAP
         Americas               GCCFC 2005-GG3         $67,500,000
-------- ---------------------- ----------------- ------------------ ---------------------- ---------------------- ---------------
  16     111 Eighth Avenue      GCCFC 2004-GG1*       $149,500,000       Wachovia Bank         Lennar Partners       $50,000,000
                                GS 2004-GG2            $80,000,000
                                MSCI 2004-IQ7          $60,000,000
                                GMAC 2004-C2           $85,500,000
                                MSCI 2005-HQ5          $75,000,000
-------- ---------------------- ----------------- ------------------ ---------------------- ---------------------- ---------------

* Denotes deal with lead servicer

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-9

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE   % OF
                                  LOANS      BALANCE ($)   POOL
-----------------------------------------------------------------
1,000,001 - 2,000,000                4       6,815,331     0.4

2,000,001 - 3,000,000
                                     6       15,561,656    1.0
3,000,001 - 4,000,000
                                     8       30,056,562    2.0
4,000,001 - 5,000,000
                                    16       73,461,940    4.8
5,000,001 - 6,000,000
                                     8       45,450,745    3.0
6,000,001 - 7,000,000
                                     9       58,275,209    3.8
7,000,001 - 8,000,000
                                     3       23,317,357    1.5
8,000,001 - 9,000,000
                                     4       33,405,487    2.2
9,000,001 - 10,000,000
                                     2       18,880,000    1.2
10,000,001 - 15,000,000
                                     9      112,701,181    7.4
15,000,001 - 20,000,000
                                     2       36,395,314    2.4
20,000,001 - 30,000,000
                                     3       70,894,352    4.6
30,000,001 (greater than or
  equal to)                         15    1,003,462,299   65.6
-----------------------------------------------------------------
TOTAL:                              89   $1,528,677,322  100.0%
-----------------------------------------------------------------
Min: $1,440,000        Max: $119,705,000  Average: $17,176,151
-----------------------------------------------------------------

STATE
---------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGED    CUT-OFF DATE   % OF
                  PROPERTIES    BALANCE ($)   POOL
---------------------------------------------------
New York             8         286,951,046   18.8
California          20         245,030,261   16.0
Texas               11         213,320,485   14.0
District of
Columbia             3         182,780,000   12.0
Kansas               4          92,295,138    6.0
New Jersey           7          86,568,681    5.7
Other               61         421,731,823   27.6
---------------------------------------------------
TOTAL:             114      $1,528,677,433  100.0%
---------------------------------------------------

PROPERTY TYPE
------------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGED    CUT-OFF DATE     % OF
                  PROPERTIES    BALANCE ($)     POOL
------------------------------------------------------
Office              40          830,693,057     54.3
Retail              47          539,033,692     35.3
Industrial           7           50,823,518      3.3
Mixed Use            2           38,108,925      2.5
Hospitality          1           24,919,695      1.6
Self Storage        10           20,422,793      1.3
Multifamily          5           13,823,163      0.9
Other                2           10,852,591      0.7
------------------------------------------------------
TOTAL:             114       $1,528,677,433    100.0%
------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGED    CUT-OFF DATE     % OF
                   LOANS        BALANCE ($)     POOL
----------------------------------------------------
4.5001 - 5.0000     4          150,632,129      9.9
5.0001 - 5.5000    30          548,779,667     35.9
5.5001 - 6.0000    46          712,318,530     46.6
6.0001 - 6.5000     7           46,917,857      3.1
6.5001 - 7.0000     2           70,029,250      4.6
----------------------------------------------------
TOTAL:             89       $1,528,677,433    100.0%
----------------------------------------------------
Min: 4.840%      Max: 7.000%      Wtd Avg: 5.544%
----------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
---------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGED    CUT-OFF DATE   % OF
                   LOANS        BALANCE ($)   POOL
---------------------------------------------------
1 - 60              7         206,273,334     13.5
61 - 120           78       1,296,992,033     84.8
121 - 180           4          25,412,066      1.7
---------------------------------------------------
TOTAL:             89      $1,528,677,433    100.0%
---------------------------------------------------
Min: 54 mos.   Max: 180 mos.  Wtd Avg: 109 mos.
---------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
---------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGED    CUT-OFF DATE   % OF
                   LOANS        BALANCE ($)   POOL
---------------------------------------------------
1 - 60               8         229,323,803    15.0
61 - 120            78       1,278,521,411    83.6
121 - 180            3          20,832,219     1.4
---------------------------------------------------
 TOTAL:             89      $1,528,677,433   100.0%
---------------------------------------------------
Min: 46 mos.    Max: 180 mos.   Wtd Avg: 104  mos.
---------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)
---------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGED    CUT-OFF DATE   % OF
                   LOANS        BALANCE ($)   POOL
---------------------------------------------------
Interest Only       6         455,205,000    29.8
181 - 240           1          46,978,780     3.1
241 - 300          16         191,807,335    12.5
301 - 360          66         834,686,318    54.6
---------------------------------------------------
 TOTAL:            89      $1,528,677,433   100.0%
---------------------------------------------------
Min: 214 mos.    Max: 360 mos.  Wtd Avg: 341 mos.
---------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
--------------------------------------------------
                   NO. OF    AGGREGATE
                  MORTGAGED CUT-OFF DATE   % OF
                   LOANS     BALANCE ($)   POOL
--------------------------------------------------
Interest Only       6        455,205,000    29.8
181 - 240           1         46,978,780     3.1
241 - 300          17        214,857,804    14.1
301 - 360          65        811,635,848    53.1
--------------------------------------------------
 TOTAL:            89     $1,528,677,433   100.0%
--------------------------------------------------
Min: 206 mos.    Max: 360 mos.  Wtd Avg: 338 mos.
--------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------
                NO. OF     AGGREGATE
               MORTGAGED  CUT-OFF DATE   % OF
                 LOANS     BALANCE ($)   POOL
------------------------------------------------
40.1 - 50.0        3      145,000,000      9.5
50.1 - 60.0        7      268,091,037     17.5
60.1 - 70.0       17      293,583,598     19.2
70.1 - 80.0       62      822,002,798     53.8
------------------------------------------------
TOTAL:            89   $1,528,677,433    100.0%
------------------------------------------------
 Min: 41.9%     Max: 80.0%    Wtd Avg:  67.4%
------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
--------------------------------------------------
                   NO. OF    AGGREGATE
                  MORTGAGED CUT-OFF DATE   % OF
                   LOANS     BALANCE ($)   POOL
--------------------------------------------------
 40.1 - 50.0        10      337,454,433      22.1
 50.1 - 60.0        23      286,312,692      18.7
 60.1 - 70.0        47      656,389,017      42.9
 70.1 - 80.0         9      248,521,291      16.3
 -------------------------------------------------
  TOTAL:            89   $1,528,677,433     100.0%
 -------------------------------------------------
Min: 41.9%      Max: 78.9%        Wtd Avg: 60.5%
 -------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
------------------------------------------------
                   NO. OF    AGGREGATE
                  MORTGAGED CUT-OFF DATE   % OF
                   LOANS     BALANCE ($)   POOL
------------------------------------------------
 1.11 - 1.20          1      36,769,278     2.4
 1.21 - 1.30         23      276,613,700   18.1
 1.31 - 1.40         20      281,661,165   18.4
 1.41 - 1.50         13      99,656,877     6.5
 1.51 - 1.60         11      233,259,461   15.3
 1.61 - 1.70          7      74,847,102     4.9
 1.71 - 1.80          3      23,765,732     1.6
 1.81 - 1.90          1       7,982,365     0.5
 1.91 - 2.00          2       9,997,129     0.7
 2.01 (greater
   than or
   equal to)          8      484,124,622   31.7
 -----------------------------------------------
 TOTAL:              89   $1,528,677,433  100.0%
 -----------------------------------------------
 Min: 1.20x         Max: 3.55x    Wtd Avg: 1.81x
 -----------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-10

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                              MAR-05                 MAR-06                MAR-07                 MAR-08
--------------------------------------------------------------------------------------------------------------------------------

Locked Out                                           95.42%                 95.51%                86.32%                 86.36%
Yield Maintenance Total                               4.58%                  4.49%                13.68%                 13.64%
Open                                                  0.00%                  0.00%                 0.00%                  0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                              100.00%                100.00%               100.00%                100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                     $1,528,677,433         $1,518,867,684        $1,507,462,183         $1,494,121,313
% Initial Pool Balance                              100.00%                 99.36%                98.61%                 97.74%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                              MAR-09                 MAR-10                MAR-11                 MAR-12
--------------------------------------------------------------------------------------------------------------------------------

Locked Out                                           90.15%                 88.23%                87.70%                 97.53%
Yield Maintenance Total                               9.85%                 11.77%                11.89%                  2.47%
Open                                                  0.00%                  0.00%                 0.41%                  0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                              100.00%                100.00%               100.00%                100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                     $1,416,159,599         $1,246,368,090        $1,230,261,872         $1,055,139,512
% Initial Pool Balance                               92.64%                 81.53%                80.48%                 69.02%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                              MAR-13                 MAR-14                MAR-15                 MAR-16
--------------------------------------------------------------------------------------------------------------------------------

Locked Out                                           97.54%                 74.92%                 0.00%                  0.00%
Yield Maintenance Total                               2.46%                  2.54%                52.84%                100.00%
Open                                                  0.00%                 22.54%                47.16%                  0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                              100.00%                100.00%               100.00%                100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                     $1,037,932,293           $984,754,552           $33,308,159            $17,159,610
% Initial Pool Balance                               67.90%                 64.42%                 2.18%                  1.12%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                              MAR-17                 MAR-18                MAR-19                 MAR-20
--------------------------------------------------------------------------------------------------------------------------------

Locked Out                                            0.00%                  0.00%                 0.00%                  0.00%
Yield Maintenance Total                             100.00%                100.00%               100.00%                  0.00%
Open                                                  0.00%                  0.00%                 0.00%                  0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                              100.00%                100.00%               100.00%                  0.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                        $16,690,452            $16,192,612           $15,664,338                     $0
% Initial Pool Balance                                1.09%                  1.06%                 1.02%                  0.00%
--------------------------------------------------------------------------------------------------------------------------------

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  Def/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-11

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 1-9 - WELLS REF PORTFOLIO
--------------------------------------------------------------------------------

                      [WELLS REF PORTFOLIO PICTURE OMITTED]

                      [WELLS REF PORTFOLIO PICTURE OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-12

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 1-9 - WELLS REF PORTFOLIO
--------------------------------------------------------------------------------

                        [WELLS REF PORTFOLIO MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-13

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 1-9 - WELLS REF PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):           $145,000,000

CUT-OFF DATE BALANCE(1):       $145,000,000

SHADOW RATING (FITCH/S&P):     AAA/AAA

FIRST PAYMENT DATE:            07/07/2004

INTEREST RATE:                 4.840%

AMORTIZATION:                  Interest Only

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 06/07/2014

EXPECTED MATURITY BALANCE:     $145,000,000

SPONSOR:                       Wells Real Estate Funds

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Locked out until 2 years after the REMIC
                               "start-up" date of the last securitization, with
                               U.S. Treasury defeasance thereafter. Prepayable
                               without penalty from and after 03/07/2014.

LOAN PER SF(1):                $120.46

UP-FRONT RESERVES:             None

ONGOING RESERVES:              CapEx:                Springing

                               RE Tax:               Springing

                               Insurance:            Springing

                               TI/LC:                Springing

 LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        9 properties

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban and Suburban

LOCATION:                      See table

YEAR BUILT/RENOVATED:          See table

OCCUPANCY(2):                  100.0%

SQUARE FOOTAGE:                2,905,564

THE COLLATERAL:                See table

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           See below

U/W NET OP. INCOME:            $64,482,014

U/W NET CASH FLOW:             $60,907,232

U/W OCCUPANCY:                 100.0%

APPRAISED VALUE:               $836,200,000

CUT-OFF DATE LTV(1):           41.9%

MATURITY DATE LTV(1):          41.9%

DSCR(1):                       3.55x

POST IO DSCR(1):               NAP
--------------------------------------------------------------------------------
(1)  The subject $145,000,000 loan represents a 41.4% pari passu interest in a
     $350,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $350,000,000 financing, and on a combined-property basis.

(2)  Occupancy is based on the rent roll dated 12/01/2003.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-14

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE WELLS REF PORTFOLIO LOAN

     THE LOAN. The largest loan (the "Wells REF Portfolio Loan") as evidenced by the Promissory Notes (collectively, the "Wells REF Portfolio Note") is secured by a first priority Fee Mortgage and Security Agreement or Deed of Trust and
Security Agreement (collectively, the "Wells REF Portfolio Mortgage")
encumbering each of the nine office properties identified below, located in
Bridgewater, New Jersey; Parsippany, New Jersey; Englewood Cliffs, New Jersey;
Quincy, Massachusetts; Washington, DC (two properties); Nashville, Tennessee;
Austin, Texas; and Brea, California (collectively, the "Wells REF Portfolio
Property"). The Wells REF Portfolio Loan was originated on May 21, 2004 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrowers are Wells REIT - Orange County, CA, L.P. and
Wells REIT - Austin, TX, L.P., each a Delaware limited partnership; Wells REIT -
Independence Square, LLC; Wells REIT - Multi-State Owner, LLC; Wells REIT -
Nashville, TN, LLC; and Wells REIT - Bridgewater, NJ, LLC, each a Delaware limited liability company (collectively, the "Wells REF Portfolio Borrower")
each of which owns no material asset other than its particular Wells REF
Portfolio Property and related interests. The Wells REF Portfolio Borrower is a wholly-owned subsidiary of Wells Real Estate Funds, the sponsor of the Wells REF
Portfolio Loan. Wells Real Estate Funds is a national real estate investment management firm.

     THE PROPERTIES.

     The Keybank Building Property is located in Parsippany, New Jersey, bounded by New Jersey State Route 10 and Gatehall Drive. The Keybank Building Property
was originally constructed in 1986 and consists of a 404,515 SF, 4-story Class A office building. The largest tenant in the property is Gemini Technology
Services. The building is located in the Gatehall corporate complex, which includes two other multi-tenant buildings and is a full service park with a hotel and other amenities. The Keybank Building Property is situated on approximately 18.72 acres and includes 1,062 parking spaces.

     The Citicorp Building Property is located in Englewood Cliffs, New Jersey, situated between Charlotte Place and Van Nostrand Avenue. The Citicorp Building
Property was originally constructed in 1953 through 1962 and renovated in 1998.
It consists of a 410,000 SF Class A office building, with four-interconnected structures ranging between one and three-stories. The sole tenant in the property is Citicorp. The Citicorp Building Property is situated on approximately 27.02 acres and includes 1,052 parking spaces.

     The Bridgewater Crossing II Property is located in Bridgewater, New Jersey, bounded by Highway Route 22 and Commons Way. The Bridgewater Crossing II
Property was originally constructed in 2002 and consists of a 297,380 SF,
8-story Class A office building. The sole tenant in the property is Aventis. The
Bridgewater Crossing II Property is situated on approximately 10.47 acres and includes 999 parking spaces.

     The Caterpillar Building Property is located in Nashville, Tennessee, situated between Louise Avenue and 21st Avenue. The Caterpillar Building
Property is an 11-story, Class A office building constructed in 2000 with
312,297 SF and 1,153 parking spaces. The largest tenant in the property is
Caterpillar Financial Services. The Caterpillar Building Property is situated on approximately 2.48 acres.

     The State Street Building Property is located in Quincy, Massachusetts, bounded by Crown Colony Drive and Southerly Access Drive. The State Street
Building Property is a Class A, 7-story office building that was constructed in
1989 and contains 234,668 SF. The sole tenant in the property is State Street
Bank. The property is part of the Crown Colony Office Park, and is close to major highways and mass transit. The State Street Building Property is situated on approximately 10.76 acres and includes 850 parking spaces.

     The Harcourt Building Property is located in Austin, Texas, bounded by
North MoPac Expressway and Braker Lane. The Harcourt Building Property is a
seven-story Class A office building totaling 195,234 SF. The building was constructed in 2001 and features a two-story parking garage with 104 parking spaces. The property has an additional 611 parking spaces around the perimeter of the office tower, for a total of 715 spaces. The sole tenant in the property is Harcourt Inc. The Harcourt Building Property is situated on approximately
8.41 acres.

     The Independence Square One Property is located in Washington, DC, situated in the southwest quadrant of Washington, a few blocks south of the Capital and the Mall. The Independence Square One Property was originally

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-15

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

constructed in 1991 and consists of a 337,794 SF, 9-story Class A office building. The largest tenant in the property is the Comptroller of the Currency.
The Independence Square One Property is situated on approximately 1.32 acres and includes 404 parking spaces. The property features a 236-seat, 2-story auditorium with television studio.

     The Independence Square Two Property is located in Washington, DC, situated in the southwest quadrant of Washington, a few blocks south of the Capital and the Mall. The Independence Square Two Property was originally constructed in
1992 and consists of a 579,733 SF, 9-story Class A office building. The largest tenant in the property is GSA NASA. The Independence Square Two Property is
situated on approximately 2.26 acres and includes 501 parking spaces. The property features a fitness center and lower level concourse.

     The Continental Casualty Building Property is located in Brea, California, situated on Placentia Avenue. The Continental Casualty Building Property was
originally constructed in 2002, and consists of a three-story Class A office building totaling 133,943 SF. The largest tenant in the property is Continental
Casualty. The Continental Casualty Building Property is situated on approximately 6.35 acres and includes a two-story parking garage with 1,109 parking spaces.

---------------------------------------------------------------------------------------------------------------------------------
                                                                        OWNERSHIP      YEAR BUILT/                     SQUARE
            PROPERTY                LOCATION          PROPERTY TYPE      INTEREST       RENOVATED       OCCUPANCY      FOOTAGE
---------------------------------------------------------------------------------------------------------------------------------

Keybank Building               Parsippany, NJ             Office            Fee          1986/NAP        100.0%        404,515
---------------------------------------------------------------------------------------------------------------------------------
Citicorp Building              Englewood Cliffs, NJ       Office            Fee       1953-1962/1998     100.0%        410,000
---------------------------------------------------------------------------------------------------------------------------------
Bridgewater Crossing II        Bridgewater, NJ            Office            Fee          2002/NAP        100.0%        297,380
---------------------------------------------------------------------------------------------------------------------------------
Caterpillar Building           Nashville, TN              Office            Fee          2000/NAP        100.0%        312,297
---------------------------------------------------------------------------------------------------------------------------------
State Street Building          Quincy, MA                 Office            Fee          1989/NAP        100.0%        234,668
---------------------------------------------------------------------------------------------------------------------------------
Harcourt Building              Austin, TX                 Office            Fee          2001/NAP        100.0%        195,234
---------------------------------------------------------------------------------------------------------------------------------
Independence Square Two        Washington, DC             Office            Fee          1992/NAP        100.0%        579,733
---------------------------------------------------------------------------------------------------------------------------------
Independence Square One        Washington, DC             Office            Fee          1991/NAP        100.0%        337,794
---------------------------------------------------------------------------------------------------------------------------------
Continental Casualty           Brea, CA                   Office            Fee          2002/NAP        100.0%        133,943
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                                        AVERAGE TOTAL                                            % OF          CUMULATIVE % OF
                          # OF LEASES     RENT PER SF       % OF TOTAL     CUMULATIVE %      TOTAL RENTAL        TOTAL RENTAL
          YEAR              ROLLING         ROLLING         SF ROLLING     OF SF ROLLING   REVENUES ROLLING    REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant                 0           $0.00                 0%             0%                0%                  0%
---------------------------------------------------------------------------------------------------------------------------------
          MTM                   2          $29.80                 0%             0%                0%                  0%
---------------------------------------------------------------------------------------------------------------------------------
          2005                  2          $27.03                 0%             0%                0%                  0%
---------------------------------------------------------------------------------------------------------------------------------
          2006                  2          $38.90                11%            12%               14%                 15%
---------------------------------------------------------------------------------------------------------------------------------
          2007                  0           $0.00                 0%            12%                0%                 15%
---------------------------------------------------------------------------------------------------------------------------------
          2008                  1          $24.00                 1%            13%                1%                 15%
---------------------------------------------------------------------------------------------------------------------------------
          2009                  0           $0.00                 0%            13%                0%                 15%
---------------------------------------------------------------------------------------------------------------------------------
          2010                  2          $14.32                14%            27%                7%                 22%
---------------------------------------------------------------------------------------------------------------------------------
          2011                  1          $35.43                 8%            35%                9%                 31%
---------------------------------------------------------------------------------------------------------------------------------
          2012                  3          $37.08                30%            65%               36%                 67%
---------------------------------------------------------------------------------------------------------------------------------
          2013                  2          $30.03                11%            76%               11%                 78%
---------------------------------------------------------------------------------------------------------------------------------
          2014                  0           $0.00                 0%            76%                0%                 78%
---------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond              3          $28.29                24%           100%               22%                100%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-16

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the largest tenant in each of the properties by annualized underwritten total rent in the Wells REF
Portfolio:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL     ANNUALIZED
                                CREDIT RATING                           ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                   (FITCH/         TENANT     % OF     UNDERWRITTEN    UNDERWRITTEN    TOTAL RENT        LEASE
TENANT NAME (PROPERTY NAME)    MOODY'S/S&P)(1)      NRSF      NRSF    TOTAL RENT($)     TOTAL RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

GSA NASA                         AAA/Aaa/AAA      569,337      20%     $22,045,018          25%           $38.72      07/19/2012
(Independence Square Two)
---------------------------------------------------------------------------------------------------------------------------------
Comptroller of the Currency      AAA/Aaa/AAA      331,518      11%     $12,895,781          14%           $38.90      05/31/2006
(Independence Square One)
---------------------------------------------------------------------------------------------------------------------------------
Aventis (Bridgewater               A+/A2/-        297,380      10%     $10,290,634          11%           $34.60      03/31/2012
Crossing II)
---------------------------------------------------------------------------------------------------------------------------------
Caterpillar Financial              A+/A2/A        300,901      10%      $8,381,570           9%           $27.85      02/28/2015
Services (Caterpillar
Building)
---------------------------------------------------------------------------------------------------------------------------------
State Street Bank                AA-/Aa3/AA-      234,668       8%      $8,313,795           9%           $35.43      03/31/2011
(State Street Building)
---------------------------------------------------------------------------------------------------------------------------------
Gemini Technology Services       AA-/Aa3/AA-      204,515       7%      $6,779,943           8%           $33.15      12/31/2013
(Keybank Building)
---------------------------------------------------------------------------------------------------------------------------------
Citicorp (Citicorp Building)     AA+/Aa1/AA-      410,000      14%      $5,945,000           7%           $14.50      11/30/2010
---------------------------------------------------------------------------------------------------------------------------------
Harcourt Inc. (Harcourt           A-/--/A-        195,234       7%      $5,519,401           6%           $28.27      06/30/2016
Building)
---------------------------------------------------------------------------------------------------------------------------------
Continental Casualty           BBB-/Baa3/BBB-     113,133       4%      $2,757,622           3%           $24.38      08/31/2013
(Continental Casualty)
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease. GSA leases are assumed to be AAA or equivalent credit.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox trigger period (see lockbox discussion, below), the borrower is required to deposit into a reserve account funds for insurance premiums, real estate taxes, capital expenditure funds and tenant improvement/leasing commissions. The monthly deposit to the insurance reserve will be 1/12 of the annual payments.
The monthly deposit to the tax reserve will be 1/12 of estimated annual taxes.
The monthly deposit to the capital expenditure reserve will be 1/12 of the product of (a) $0.25 multiplied by (b) the number of square feet in the improvements at each property. The monthly deposit to the tenant improvement/leasing reserve will be 1/12 of the product of (a) $1.25 multiplied by (b) the number of square feet in the improvements at each property. If a loan event of default occurs, the lender may apply all funds on reserve to repayment of the loan. All reserve funds may also be made in the form of letters of credit.

     LOCKBOX AND CASH MANAGEMENT. A lockbox trigger period will occur upon: (a)
the occurrence and continuance of an event of default, and terminating upon the cure of such default; or (b) the DSCR with respect to all properties combined is less than 1.50x, until such time that the Wells REF Portfolio Property achieves a DSCR equal to or greater than 1.50x for 6 consecutive months.

     PROPERTY MANAGEMENT. The Independence Square One Property and the
Independence Square Two Property are managed by Boston Properties Limited
Partnership. The Keybank Building Property is managed by The Gale Management
Company, L.L.C. The Citicorp Building Property is managed by the Wells
Management Company, Inc., which is an affiliate of Wells Real Estate Funds. The
Bridgewater Crossing II Property is managed by Hines Interests Limited
Partnership. The Caterpillar Building Property is managed by Highwoods Realty
Limited Partnership. The State Street Building Property is managed by Nordblom
Management Company, Inc. The Harcourt Building Property is managed by
Carramerica Real Estate Services, LLC. The Continental Casualty Building
Property is managed by PM Realty Group, L.P. Each management agreement is subordinate to the Wells REF Portfolio Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed. However, the Wells REF Portfolio Property also secures, on a pari passu basis, the Wells
REF Portfolio Companion Loans. Various matters regarding the respective rights and obligations of the trust, as the holder of the Wells REF Portfolio Loan, and the holders of the Wells REF Portfolio Companion

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-17

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

Loans are governed by an intercreditor agreement that is described in the prospectus supplement under "Description of the Mortgage Pool--The Wells REF
Portfolio Pari Passu Loan".

     SUBSTITUTION/RELEASE OF PARCELS. From and after 2 years after the REMIC
"start-up" day, the Wells REF Portfolio Borrower may substitute one or more properties of like kind and quality for one or more of the current Wells REF
Portfolio Properties that, in the aggregate, represent less than 30% of the principal amount of the Wells REF Portfolio Loan. The Wells REF Portfolio
Borrower must satisfy certain conditions to substitute, including but not limited to:

     (i)    The appraised value of the replacement property may be no less than the value of the released property as of the loan closing date;

     (ii)   The DSCR for the replacement property must be equal to the greater of (a) 1.65x and (b) the DSCR immediately prior to the substitution;

     (iii)  Rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the substitution;

     (iv)   Acceptable environmental, engineering and, if applicable, seismic reports, together with acceptable reserves based on the findings in such reports; and

     (v)    In no event may the Independence Square One Property or Independence
            Square Two be substituted out of the portfolio.

Any property (except Independence Square One Property or Independence Square Two
Property) may also be released through a partial defeasance of the Wells REF
Portfolio Loan in an amount equal to 120% of the allocated loan amount of the
Wells REF Portfolio Property to be released provided (a) no event of default is then occurring and (b) the DSCR immediately following the release must be at least equal to the greater of the DSCR immediately prior to release and 1.65x.

     Certain additional information regarding the Wells REF Portfolio Loan and the Wells REF Portfolio Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-18

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HOUSTON CENTER
--------------------------------------------------------------------------------

                        [HOUSTON CENTER PICTURE OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-19

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HOUSTON CENTER
--------------------------------------------------------------------------------

                          [HOUSTON CENTER MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-20

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HOUSTON CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):          $119,705,000

CUT-OFF DATE BALANCE(1):      $119,705,000

SHADOW RATING (FITCH/S&P):    BBB-/BBB-

FIRST PAYMENT DATE:           01/07/2005

INTEREST RATE:                5.030%

AMORTIZATION:                 Interest Only

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                11/07/2011

EXPECTED MATURITY BALANCE:    $119,705,000

SPONSOR(S):                   Crescent Real Estate Equities Ltd, JP Morgan
                              Fleming Asset Management and GE Pension Trust Ltd.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out until earlier of 11/10/2007 or 2 years
                              after the REMIC "start-up" date of last
                              securitization, with U.S. Treasury defeasance
                              thereafter. Prepayable without penalty on or
                              after 08/07/2011

LOAN PER SF(1):               $91.23

UP-FRONT RESERVES:            None

ONGOING RESERVES:             CapEx:                      Springing

                              RE Tax:                     Springing

                              Insurance:                  Springing

                              TI/LC:                      Springing

                              Unfunded Obligations:       1/12 of Unfunded
                                                          Obligations payable
                                                          during the next
                                                          ensuing fiscal year
LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Urban

LOCATION:                     Houston, TX

YEAR BUILT/RENOVATED:         1974-1983/2003

OCCUPANCY(2):                 91.1%

SQUARE FOOTAGE:               2,956,225

THE COLLATERAL:               Three Class A office buildings, a retail center
                              and five parking garages

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Crescent Property Services, Inc., an affiliate of
                              the Sponsor

U/W NET OP. INCOME:           $36,498,002

U/W NET CASH FLOW:            $32,479,453

U/W OCCUPANCY:                91.1%

APPRAISED VALUE:              $410,000,000

CUT-OFF DATE LTV(1):          65.8%

MATURITY DATE LTV(1):         65.8%

DSCR(1):                      2.36x

POST IO DSCR(1):              NAP
--------------------------------------------------------------------------------

(1)  The subject $119,705,000 loan represents a 44.4% interest (three pari passu notes) in a $269,705,000 first mortgage whole loan.

(2)  Occupancy is based on the rent roll dated 10/31/2004.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-21

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE HOUSTON CENTER LOAN

     THE LOAN. The second largest loan (the "Houston Center Loan") is secured by a first priority Deed of Trust, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "Houston Center Mortgage") encumbering the
2,956,225 SF office and retail complex known as Houston Center, located in
Houston, Texas (the "Houston Center Property"). The Houston Center Loan was
originated on November 10, 2004 by or on behalf of Morgan Stanley Mortgage
Capital Inc. The Houston Center Loan comprises three pari passu loans, as evidenced by three notes in the amounts of $70,000,000, $30,000,000 and
$19,705,000, respectively, which together with two other pari passu loans, total
$269,705,000 (such other loans are referred to as the "Houston Center Companion
Loans" and together with the Houston Center Loan, the Houston Center Whole
Loan"). The Houston Center Companion Loans have original principal balances of
$90,000,000 and $60,000,000, respectively, and have the same interest rate, maturity date and amortization as the Houston Center Loan. Only the Houston
Center Loan is included in the trust.

     THE BORROWER. The borrower is Crescent HC Investors, L.P., a Delaware limited partnership (the "Houston Center Borrower") that owns no material asset other than the Houston Center Property and related interests. The Houston Center
Borrower is sponsored by (i) Crescent Real Estate Equities LTD, (ii) JPMorgan
Fleming Asset Management and (iii) GE Pension Trust.

     THE PROPERTY. The Houston Center Property is located in Houston, Texas, at
909 Fannin Street. The Houston Center Property was originally constructed in
1974 through 1983 and renovated in 2003. It consists of three Class A office buildings (1 Houston Center, 2 Houston Center, 4 Houston Center), a retail center (Houston Center Shops) and five parking garages, interconnected by skywalks.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF       AVERAGE TOTAL                                       % OF TOTAL       CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL     CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING     OF SF ROLLING      ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               63             $0.00              9%             9%                0%                 0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                 61            $17.24              6%            15%                6%                 6%
------------------------------------------------------------------------------------------------------------------------------
          2005                52            $20.91              8%            23%                8%                13%
------------------------------------------------------------------------------------------------------------------------------
          2006                39            $22.99              7%            30%                8%                22%
------------------------------------------------------------------------------------------------------------------------------
          2007                36            $23.98              6%            36%                7%                29%
------------------------------------------------------------------------------------------------------------------------------
          2008                33            $23.32              5%            40%                6%                34%
------------------------------------------------------------------------------------------------------------------------------
          2009                36            $20.08             16%            56%               16%                50%
------------------------------------------------------------------------------------------------------------------------------
          2010                16            $23.45              4%            60%                5%                54%
------------------------------------------------------------------------------------------------------------------------------
          2011                11            $24.31              6%            66%                8%                62%
------------------------------------------------------------------------------------------------------------------------------
          2012                 2            $24.07              0%            67%                0%                63%
------------------------------------------------------------------------------------------------------------------------------
          2013                27            $22.04             26%            93%               29%                91%
------------------------------------------------------------------------------------------------------------------------------
          2014                 6            $22.30              3%            95%                3%                94%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond            11            $23.75              5%           100%                6%               100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-22

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the top 10 tenants by underwritten total rent at the Houston Center Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                         CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                            (FITCH/        TENANT       % OF       UNDERWRITTEN    UNDERWRITTEN     TOTAL RENT         LEASE
TENANT NAME             MOODY'S/S&P)(1)     NRSF        NRSF       TOTAL RENT($)    TOTAL RENT     ($ PER NRSF)     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Lyondell Petrochemical     B+/B2/B+       366,517       12%         8,547,910          15%           $23.32        12/31/2013
---------------------------------------------------------------------------------------------------------------------------------
Shell Oil Company          --/Aa2/AA      230,704       8%          5,152,729          9%            $22.33        07/31/2013(2)
---------------------------------------------------------------------------------------------------------------------------------
Enron                      --/--/--       240,678       8%          4,499,136          8%            $18.69        04/01/2009
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch             AA-/Aa3/A+       93,382       3%          2,363,614          4%            $25.31       08/31/2008 &
                                                                                                                  08/31/2011(3)
---------------------------------------------------------------------------------------------------------------------------------
Bank One                   A+/Aa3/A+       88,745       3%          2,182,172          4%            $24.59       12/01/2009 &
                                                                                                                  05/01/2001 &
                                                                                                                  05/31/2011(4)
---------------------------------------------------------------------------------------------------------------------------------
Haynes & Boone             --/--/--        92,703       3%          2,018,333          3%            $21.77        05/31/2019
---------------------------------------------------------------------------------------------------------------------------------
Powers & Frost             --/--/--        47,040       2%          1,267,427          2%            $26.94        04/30/2009
---------------------------------------------------------------------------------------------------------------------------------
Caminus                  --/Baa2/BBB+      57,375       2%          1,099,010          2%            $19.15        07/01/2009
---------------------------------------------------------------------------------------------------------------------------------
Sheehy Sherwood            --/--/--        46,452       2%          1,072,129          2%            $23.08        01/31/2010
---------------------------------------------------------------------------------------------------------------------------------
McKinsey & Company         --/--/--        71,655       2%          1,067,017          2%            $14.89        01/31/2013
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  630 SF expired on 12/15/2004 and is now occupied on a MTM basis. 230,074 SF expires on 07/31/2013.

(3)  2,947 SF expired on 12/01/2004 and is now occupied on a MTM basis. 20,573
     SF expires on 08/31/2008 and 69,862 SF expires on 08/31/2011.

(4)  3,043 SF expires on 12/01/2009, 25,285 SF expires on 05/01/2011 and 60,417
     SF expires on 05/31/2011.

     ESCROWS AND RESERVES. At origination, the Houston Center Borrower was not required to make any deposits to reserve accounts. Beginning on the first payment date, the Houston Center Borrower is obligated to make monthly deposits into an unfunded obligations account in an amount equal to 1/12 of (a) for the period through January 7, 2006, the sum of the unfunded obligations for the 2005 and 2006 fiscal years, and (b) for each year thereafter, the unfunded obligations for the next ensuing fiscal year (i.e. beginning on January 7, 2006,
1/12 of the unfunded obligations for the 2007 fiscal year). In addition, if (a)
an event of default occurs under the related loan documents or (b) net operating income for a test period (as described in the loan documents) is less than
$25,548,601 (an "NOI Trigger Event") (each, a "Cash Trap Trigger Event"), then the Houston Center Borrower will be required to make monthly deposits equal to the following: (i) 1/12 of projected annual real estate taxes and insurance premiums (ii) with respect to the TI/LC reserve, the product of (x) $1.11 times
(y) 1/12 times (z) the property square footage and (iii) with respect to the replacement reserve, the product of (x) $0.25 times (y) 1/12 times (z) the property square footage, provided the Houston Center Borrower will not be required to make such deposit in the replacement reserve account once the balance of such reserve equals or exceeds $1,182,480. In lieu of making the cash deposits required to be made in (i)-(iii) above, the Houston Center Borrower will have the right to deliver to the lender a letter of credit. The cash trap period will end on the first payment date after: (a) if the Cash Trap Trigger
Event was the result of an event of default, such event of default no longer exists and/or (b) if the Cash Trap Trigger Event was an NOI Trigger Event,
servicer's determination that the actual net operating income for two consecutive fiscal quarters following the occurrence of such Cash Trap Trigger
Event, is at least $27,373,000.

     LOCKBOX AND CASH MANAGEMENT. The Houston Center Borrower is required to cause all rents and other income to be deposited into a lockbox account controlled by the servicer. Provided no Cash Trap Period exists, on each payment date at the direction of the servicer, funds in the lockbox account shall be disbursed to the Houston Center Borrower's operating account. During a cash trap period, funds in the lockbox account shall be transferred each day by wire transfer to the servicer's cash management account and disbursed in accordance with a waterfall contained in the cash management agreement. From and after the occurrence of an event of default, funds held in the cash management account and/or lockbox account may be used by the servicer in its sole discretion.

     PROPERTY MANAGEMENT. The Houston Center Property is managed by Crescent
Property Services, Inc., which is an affiliate of the Houston Center Loan's sponsor. The management agreement is subordinate to the Houston Center Loan.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-23

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Mezzanine debt is permitted, subject to, among other things, (i) rating agency confirmation, (ii) the combined LTV of the mortgage loan and the mezzanine loan not exceeding 75%,
(iii) the actual DSCR (in accordance with the formula set forth in the loan agreement) of the property for the immediately succeeding twelve-month period shall not be less than the actual DSCR at closing; (iv) the subordinate mezzanine lender shall enter into an intercreditor agreement with lender in the form and substance reasonably satisfactory to lender and the rating agencies and the subordinate mezzanine lender in their reasonable discretion; and (v) the mezzanine loan may only be paid from excess cash flow.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed. However, the Houston Center Property also secures, on a pari passu basis, the Houston
Center Companion Loans. Various matters regarding the perspective rights and obligations of the trust, as the holder of the Houston Center Loan, and the holders of the Houston Center Companion Loans are governed by an intercreditor agreement that is described in the prospectus supplement under "Description of the Mortgage Pool - The Houston Center Pari Passu Loan".

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Houston Center Loan and the
Houston Center Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-24

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 11 - 1401 H STREET
--------------------------------------------------------------------------------

                         [1401 H STREET PICTURE OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-25

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 11 - 1401 H STREET
--------------------------------------------------------------------------------

                          [1401 H STREET MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-26

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 11 - 1401 H STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $115,000,000

CUT-OFF DATE BALANCE:          $115,000,000

SHADOW RATING (FITCH/S&P):     NAP

FIRST PAYMENT DATE:            01/07/2005

INTEREST RATE:                 5.970%

AMORTIZATION:                  Interest only until 01/07/2010; then amortizes on
                               a 360 month basis.

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 12/07/2014

EXPECTED MATURITY BALANCE:     $107,682,549

SPONSOR:                       Loeb Partners Realty

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Locked out until the earlier of 11/29/2007 or 2
                               years after the REMIC "start-up" date, with U.S.
                               Treasury defeasance thereafter. Prepayable
                               without penalty from and after 09/07/2014.

LOAN PER SF:                   $325.58

UP-FRONT RESERVES:             Deferred Maintenance  $125,000

                               RE Tax                $768,432

                               Capex                 $28,909

ONGOING RESERVES:              CapEx:                $5,782/month

                               RE Tax:               $153,347/month

                               Insurance:            Springing

                               TI/LC:                Springing

LOCKBOX:                       Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      Washington, DC

YEAR BUILT/RENOVATED:          1992/NAP

OCCUPANCY(1):                  95.9%

SQUARE FOOTAGE:                353,219

THE COLLATERAL:                12-story urban office building

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           George Comfort & Sons, Inc.

U/W NET OP. INCOME:            $10,663,002

U/W NET CASH FLOW:             $9,751,697

U/W OCCUPANCY:                 95.0%

APPRAISED VALUE:               $148,700,000

CUT-OFF DATE LTV:              77.3%

MATURITY DATE LTV:             72.4%

DSCR:                          1.40x

POST IO DSCR:                  1.18x
--------------------------------------------------------------------------------

(1) Occupancy is based on the rent roll dated 01/10/2005.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-27

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE 1401 H STREET LOAN

     THE LOAN. The third largest loan (the "1401 H Street Loan") as evidenced by the Promissory Note (the "1401 H Street Note") is secured by a first priority fee Deed of Trust and Security Agreement (the "1401 H Street Mortgage")
encumbering the 353,219 SF, 12-story office building known as 1401 H Street, located in the Washington, DC (the "1401 H Street Property"). The 1401 H Street
Loan was originated on November 29, 2004 by Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is 1401 H Owner LLC, a Delaware limited liability company (the "1401 H Street Borrower") that owns no material asset other than the 1401 H Street Property and related interests. The 1401 H Street
Borrower is owned by Searington LTD, which owns 99%, and Jennet Investments
Limited, which owns 1%. Loeb Partners Realty operates the 1401 H Street
Property. Loeb Partners Realty controls over $3 billion of real estate assets that are primarily CBD office space.

     THE PROPERTY. The 1401 H Street Property is located in Washington, DC, at
1401 H Street, NW. The 1401 H Street Property was originally constructed in
1992. It consists of a 353,219 SF, 12-story office building. The building has approximately 342,795 square feet of rentable office space which includes a lobby and concourse retail space, and an additional 10,424 square feet of storage space. The 1401 H Street Property includes a 121,308 SF parking garage, which is leased to City Center Parking on a five-year lease through May 2009, with three remaining five-year renewal options.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE                      CUMULATIVE    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL       % OF SF      RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING       ROLLING          ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant                6             $0.00                4%              4%            0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                  3            $22.30                2%              6%            1%                  1%
------------------------------------------------------------------------------------------------------------------------------
          2005                 5            $39.12                9%             15%            9%                 10%
------------------------------------------------------------------------------------------------------------------------------
          2006                 2            $32.15                0%             15%            0%                 10%
------------------------------------------------------------------------------------------------------------------------------
          2007                 2            $42.16                5%             20%            5%                 15%
------------------------------------------------------------------------------------------------------------------------------
          2008                 7            $41.30               43%             63%           43%                 59%
------------------------------------------------------------------------------------------------------------------------------
          2009                 2            $41.88                9%             72%            9%                 68%
------------------------------------------------------------------------------------------------------------------------------
          2010                 0             $0.00                0%             72%            0%                 68%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $20.17                1%             73%            1%                 69%
------------------------------------------------------------------------------------------------------------------------------
          2012                 0             $0.00                0%             73%            0%                 69%
------------------------------------------------------------------------------------------------------------------------------
          2013                 4            $47.99               24%             97%           29%                 97%
------------------------------------------------------------------------------------------------------------------------------
          2014                 1            $43.73                3%            100%            3%                100%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             0             $0.00                0%            100%            0%                100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-28

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the top 10 tenants by annualized underwritten base rent at the 1401 H Street Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF TOTAL      ANNUALIZED
                          CREDIT RATING                           ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/         TENANT     % OF     UNDERWRITTEN    UNDERWRITTEN     BASE RENT         LEASE
TENANT NAME              MOODY'S/S&P)(1)      NRSF      NRSF     BASE RENT ($)      BASE RENT    ($ PER NRSF)     EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

USA Department of          AAA/Aaa/AAA       110,750      31%    $4,816,134            34%         $43.49        10/31/2008
Justice
-------------------------------------------------------------------------------------------------------------------------------
Investment Company          --/--/--          85,800      24%    $4,117,476            29%         $47.99        12/31/2013
Institute
-------------------------------------------------------------------------------------------------------------------------------
GSA-Bureau of              AAA/Aaa/AAA        30,802      9%     $1,295,895             9%         $42.07        11/30/2009
Alcohol, Tobacco and
Firearms & Explosives
-------------------------------------------------------------------------------------------------------------------------------
US Telecom Association      --/--/--          27,946      8%     $1,110,655             8%         $39.74       06/30/2005 &
                                                                                                                06/01/2005(2)
-------------------------------------------------------------------------------------------------------------------------------
Ober, Kaler, Grimes &       --/--/--          24,375      7%       $819,731             6%         $33.63        09/30/2008
Shriver
-------------------------------------------------------------------------------------------------------------------------------
Diamler Chrysler Corp.      --/A3/BBB         17,477      5%       $768,988             5%         $44.00        02/28/2007
-------------------------------------------------------------------------------------------------------------------------------
Palmer & Cay Holdings       --/--/--           9,236      3%       $403,890             3%         $43.73        08/31/2014
-------------------------------------------------------------------------------------------------------------------------------
CSG Systems                --/Ba3/BB-          5,027      1%       $170,918             1%         $34.00        12/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Calpine Corporation        CCC+/Caa1/B         3,936      1%       $163,344             1%         $41.50        09/30/2008
-------------------------------------------------------------------------------------------------------------------------------
Morris, Manning &           --/--/--           4,085      1%       $154,944             1%         $37.93        05/31/2008
Martin
-------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease. GSA leases are assumed to be AAA or equivalent credit.

(2)  27,663 SF expires on 06/01/2005. 283 SF expires on 06/30/2005.

     ESCROWS AND RESERVES. The 1401 H Street Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amounts shown are the current monthly collections. If an event of default occurs under the Loan Agreement or if the
1401 or if the H Street Borrower fails to maintain a blanket insurance policy satisfying the requirements under the Loan Agreement, then the 1401 H Street
Borrower is required to deposit into this reserve account 1/12 of the annual insurance premiums monthly. Each July during the first five years of the loan, the 1401 H Street Borrower is required to deposit a Garage Repairs Deficiency
Amount, equal to 125% of the cost of any required annual repairs not yet completed by the 1401 H Street Borrower. If the USA Department of Justice
exercises a 2006 lease cancellation option or does not exercise its lease renewal in 2008, the borrower is required to provide a $4,500,000 TI/LC letter of credit. If the Investment Company Institute does not exercise its lease renewal on or prior to September 30, 2012, the borrower is required to provide a
$3,400,000 TI/LC letter of credit.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
1401 H Street Loan.

     PROPERTY MANAGEMENT. The 1401 H Street Property is managed by George
Comfort & Sons, Inc. The management agreement is subordinate to the 1401 H
Street Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 1401 H Street Loan and the
1401 H Street Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-29

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 12 - 75 BROAD
--------------------------------------------------------------------------------

[75 BROAD PICTURE OMITTED]

                                           [75 BROAD PICTURE OMITTED]

 -------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-30

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 12 - 75 BROAD
--------------------------------------------------------------------------------

                             [75 BROAD MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-31

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 12 - 75 BROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):           $108,000,000

CUT-OFF DATE BALANCE(1):       $108,000,000

SHADOW RATING (FITCH/S&P)      BBB-/BBB-

FIRST PAYMENT DATE:            03/07/2005

INTEREST RATE:                 5.900%

AMORTIZATION:                  Interest Only

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 02/01/2010

EXPECTED MATURITY BALANCE:     $108,000,000

SPONSOR(S):                    Joseph Jerome(2)

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Locked out until the earlier of 01/28/2008 or 2
                               years after the REMIC "start-up" day, with U.S.
                               Treasury defeasance thereafter. Prepayable
                               without penalty from and after 11/01/2009.

LOAN PER SF(1):                $165.98

UP-FRONT RESERVES:             TI/LC:                 $6,000

                               RE Tax:                $338,820

                               Insurance:             $36,667

                               CapEx:                 $10,845

                               Occupancy Reserve:     $158,732

                               Rent Concessions
                               Reserve:               $477,186

                               Tenant Security
                               Deposit Reserve:       $2,753,539

ONGOING MONTHLY RESERVES:      CapEx:                 $10,845

                               RE Tax:                $169,410

                               Insurance:             $18,334

                               TI/LC:                 $6,000

                               Occupancy Reserve:     $95,207

LOCKBOX:                       Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      New York, NY

YEAR BUILT/RENOVATED:          1928/1999-2001

OCCUPANCY(3):                  76.0%

SQUARE FOOTAGE:                650,680

THE COLLATERAL:                Office building

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           J.E.M.B. Realty Corp.

U/W NET OP. INCOME:            $14,856,386

U/W NET CASH FLOW:             $14,054,861

U/W OCCUPANCY:                 76.0%

APPRAISED VALUE:               $205,000,000

CUT-OFF DATE LTV(1):           52.7%

MATURITY DATE LTV(1):          52.7%

DSCR(1):                       2.18x

POST IO DSCR(1):               NAP
--------------------------------------------------------------------------------

(1)  The subject loan represents the senior portion of a $156,700,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the subject $108,000,000 senior loan. The Cut-off Date LTV, Maturity Date LTV,
     DSCR and Loan per SF of the combined senior and junior mortgage loan are
     76.4%, 76.4%, 1.62x and $240.82 per SF, respectively.

(2)  See "The Borrower" below.

(3)  Occupancy is based on the rent roll dated 12/16/2004.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-32

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE 75 BROAD LOAN

     THE LOAN. The fourth largest loan (the "75 Broad Loan") as evidenced by a
Replacement Note A (the "75 Broad Note") is secured by a first priority fee
Mortgage and Agreement of Consolidation and Modification of Mortgage, Assignment
of Leases and Rents, and Security Agreement and Fixture Filing (the "75 Broad
Mortgage") encumbering 650,680 SF of net rentable space in an office building known as 75 Broad, located in New York, New York (the "75 Broad Property"). The
75 Broad Loan was originated on January 28, 2005 by CWCapital LLC, a
Massachusetts limited liability company.

     THE BORROWER. The borrower is 75 Broad, LLC, a Delaware limited liability company (the "75 Broad Borrower") that owns no material asset other than the 75
Broad Property and related interests. The 75 Broad Borrower is indirectly owned by Joseph Jerome, an individual, the sponsor of the 75 Broad Loan (the "75 Broad
Sponsor"). It is anticipated that the related loan documents may be revised to permit the ownership interests in the parent of the borrower to be transferred without lender consent, provided that (i) the transferee of at least 7.5% of such interests is Investcorp International Inc., (ii) Investcorp International
Inc. is the controlling owner of such entity, (iii) an acceptable substitute guarantor (which will be Investcorp International Inc. or a subsidiary thereof)
is provided and (iv) no one party or group of affiliated parties holds, in the aggregate, greater than 20% of the ownership interests in such entity. It is also anticipated that this modification will be put into place prior to the issuance of the certificates.

     THE PROPERTY. The 75 Broad Property is located in New York, New York, at 75
Broad Street. The 75 Broad Property is located in the Financial District in downtown Manhattan. The Property consists of a 26,068 SF parcel of land improved with a 34-story plus basement, sub-basement and mezzanine Class "B" office building comprised of 650,680 SF of net rentable space. The property was constructed in 1928 and was substantially renovated in 1999 through 2001. As a result of significant landlord and tenant high-tech improvements that included installation of technology and building infrastructure, the property's tenancy is comprised of telecom, office and other service tenants, including a public high school. The building sits on top of one of the city's three Transatlantic
AC-1 connector sites and features 8 major fiber optic providers, high speed internet, a generator farm, back-up generator and satellite/antenna farm, state of the art security and heavy floor loads.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                         AVERAGE BASE                    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                          # OF LEASES     RENT PER SF      % OF TOTAL    OF SF ROLLING   RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING         ROLLING        SF ROLLING                        ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant                17            $0.00               24%           24%                0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                   1           $30.00                0%           24%                0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2005                  0            $0.00                0%           24%                0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2006                  2           $47.30                2%           26%                3%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2007                  2           $52.70                0%           26%                1%                  4%
------------------------------------------------------------------------------------------------------------------------------
          2008                  1           $61.76                0%           26%                0%                  4%
------------------------------------------------------------------------------------------------------------------------------
          2009                 15           $31.31               13%           39%               15%                 18%
------------------------------------------------------------------------------------------------------------------------------
          2010                 14           $38.29               12%           51%               16%                 34%
------------------------------------------------------------------------------------------------------------------------------
          2011                  4           $63.04                1%           52%                3%                 37%
------------------------------------------------------------------------------------------------------------------------------
          2012                  3           $36.48                3%           55%                4%                 41%
------------------------------------------------------------------------------------------------------------------------------
          2013                  0            $0.00                0%           55%                0%                 41%
------------------------------------------------------------------------------------------------------------------------------
          2014                  5           $40.67                8%           63%               12%                 53%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             15           $36.45               37%          100%               47%                100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-33

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the top 10 tenants by annualized underwritten base rent at the 75 Broad Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL      ANNUALIZED
                           CREDIT RATING                             ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                              (FITCH/         TENANT     % OF       UNDERWRITTEN    UNDERWRITTEN      BASE RENT        LEASE
      TENANT NAME         MOODY'S/S&P) (1)     NRSF      NRSF       BASE RENT ($)     BASE RENT     ($ PER NRSF)     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Internap Network             --/--/--        89,416      14%       $3,811,296           21%            $42.62        12/31/2016
Services Corporation
---------------------------------------------------------------------------------------------------------------------------------
Board  of  Education  of    --/A2/A(1)       79,600      12%       $2,252,680           12%            $28.30        09/03/2018
the City
---------------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                 BB+/Ba1/ BB+      29,106       4%       $1,018,710            6%            $35.00        02/28/2014
---------------------------------------------------------------------------------------------------------------------------------
Arbinet - The Xchange        --/--/--        22,896       4%         $956,135            5%            $41.76        07/31/2015
---------------------------------------------------------------------------------------------------------------------------------
Access Integrated            --/--/--        18,606       3%         $814,211            4%            $43.76        07/31/2010
---------------------------------------------------------------------------------------------------------------------------------
Delta Three                  --/--/--        16,931       3%         $722,574            4%            $42.68        07/31/2010
---------------------------------------------------------------------------------------------------------------------------------
Duane-Reade                  --/B2/B-         8,038       1%         $647,059            4%            $80.50        10/31/2014
---------------------------------------------------------------------------------------------------------------------------------
XO New York, Inc.            --/--/--        16,319       3%         $641,774            4%            $39.33        08/31/2015
---------------------------------------------------------------------------------------------------------------------------------
Fusion                       --/--/--        15,005       2%         $597,553            3%            $39.82        03/31/2010
Telecommunications
---------------------------------------------------------------------------------------------------------------------------------
Peer 1 Network, Inc.         --/--/--        13,755       2%         $594,974            3%            $43.26        04/30/2009
                                                                                                                              &
                                                                                                                   05/31/2012(2)
---------------------------------------------------------------------------------------------------------------------------------

(1)  The ratings are those of the parent company, which does not guarantee the lease.

(2)  10,755 SF expires on 04/30/2009 and 3,000 SF expires on 05/31/2012.

     ESCROWS AND RESERVES. The 75 Broad Borrower is required to deposit the following monthly escrows: (i) 1/12 of annual real estate taxes and insurance premiums, (ii) $10,845 for capital expenditures, (iii) $95,207 to the extent that tenants scheduled to take occupancy have not yet taken occupancy by the expected occupancy date and delivered acceptable estoppels and (iv) $6,000 per month for TI/LC commencing on March 7, 2005 through and including February 7,
2008 and commencing on March 7, 2008, through and including the payment date occurring in February 7, 2009, $131,000 per month for TI/LC; provided, however on or before February 1, 2008 if Borrower delivers to Lender a Letter of Credit for $1,572,000, the monthly TI/LC reserve collections shall not be required. At closing, the borrower posted a letter of credit in the amount of $1,520,000 to cover tenant improvement allowances associated with the Internap lease.

     LOCKBOX AND CASH MANAGEMENT. A lockbox account was established at the closing of the 75 Broad Loan and tenants have been directed to deposit all rents into the applicable lockbox account. On each business day funds on deposit in the lockbox account are swept to the 75 Broad Borrower's operating account until the earlier of the following trigger conditions to occur: (a) the occurrence and continuance of a default under the 75 Broad Loan, and terminating upon the cure of such default; or (b) the DSCR is less than 1.15x, until such time as the 75
Broad Property achieves a DSCR of equal to or greater than 1.15x for three consecutive months. The lockbox will be in place until the 75 Broad Loan has been paid in full.

     PROPERTY MANAGEMENT. The 75 Broad Property is managed by J.E.M.B. Realty
Corp., a New York corporation, which is an affiliate of the 75 Broad Borrower and the 75 Broad Sponsor. The management agreement is subordinate to the 75
Broad Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The 75 Broad Property
also secures, on a subordinate basis, a $48,700,000 B Note. Various matters regarding the respective rights and obligations of the trust, as the holder of the 75 Broad Loan, and the holder of the 75 Broad B Note are governed by an intercreditor agreement. The intercreditor agreement is described in this prospectus supplement under "Servicing of the Mortgage Loans--The 75 Broad A/B
Loan".

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 75 Broad Loan and the 75 Broad
Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-34

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 13 - 1370 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

                  [1370 AVENUE OF THE AMERICAS PICTURE OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-35

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 13 - 1370 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

                    [1370 AVENUE OF THE AMERICAS MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-36

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 13 - 1370 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):          $82,500,000

CUT-OFF DATE BALANCE(1):      $82,500,000

SHADOW RATING (FITCH/S&P):    NAP

FIRST PAYMENT DATE:           01/08/2005

INTEREST RATE:                5.526%

AMORTIZATION:                 Interest only

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                12/08/2014

EXPECTED MATURITY BALANCE:    $82,500,000

SPONSORS:                     Normandy Real Estate Partners, The Landis Group
                              and Wafra Investment Advisory Group Inc.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out until 2 years after the REMIC
                              "start-up" date, with U.S. Treasury defeasance
                              thereafter. Prepayable without penalty from and
                              after 09/08/2014

LOAN PER SF(1):               $450.51

UP-FRONT RESERVES:            CapEx:                $800,000

                              TI/LC:                $3,700,000

                              Holdback Reserve:     $5,000,000

ONGOING RESERVES:             CapEx:                $5,583/month

                              RE Tax:               $284,340/month

                              Insurance:            $17,536/month

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Urban

LOCATION:                     New York, NY

YEAR BUILT/RENOVATED:         1971/2002

OCCUPANCY(2):                 91.6%

SQUARE FOOTAGE:               332,955

THE COLLATERAL:               35-story office building

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          CB Richard Ellis Real Estate Services, Inc.

U/W NET OP. INCOME:           $11,775,115

U/W NET CASH FLOW:            $10,916,360

U/W OCCUPANCY:                91.6%

APPRAISED VALUE:              $190,000,000

CUT-OFF DATE LTV(1):          78.9%

MATURITY DATE LTV(1):         78.9%

DSCR(1):                      1.30x

POST IO DSCR(1):              NAP
--------------------------------------------------------------------------------

(1)  The subject $82,500,000 loan represents a 55.0% pari passu interest in a
     $150,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $150,000,000 senior financing.

(2)  Occupancy is based on the rent roll dated 10/31/2004.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-37

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE 1370 AVENUE OF THE AMERICAS LOAN

     THE LOAN. The fifth largest loan (the "1370 Avenue of the Americas Loan")
as evidenced by the Promissory Notes (the "1370 Avenue of the Americas Note") is
secured by a first priority Amended and Restated Fee Mortgage and Security
Agreement (the "1370 Avenue of the Americas Mortgage") encumbering the 332,955
SF, 35-story office building known as 1370 Avenue of the Americas, located in
New York, New York (the "1370 Avenue of the Americas Property"). The 1370 Avenue
of the Americas Loan was originated on November 9, 2004 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The fee borrowers are Norland 1370, L.L.C., 1370 Campus, LLC,
Interstate 1370, LLC, Interbroad 1370, LLC and Intervine 1370, LLC (the "Fee
Borrowers") and 1370 Operating Lessee, L.L.C. (the "1370 Avenue of the Americas
Leasehold Borrower") that leases 1370 Avenue of the Americas from the 1370
Avenue of the Americas Fee Borrowers pursuant to a master lease, all of which are Delaware limited liability companies (the "1370 Avenue of the Americas
Borrowers") that own no material asset other than the 1370 Avenue of the
Americas Property and related interests. Each of the Fee Borrowers and the
Leasehold Borrowers are party to both the 1370 Avenue of the Americas Loan and the 1370 Avenue of the Americas Mortgage. The 1370 Avenue of the Americas
Borrowers are controlled by Normandy Real Estate Partners, The Landis Group and
Wafra Investment Advisory Group Inc., the sponsors of the 1370 Avenue of the
Americas Loan. Normandy Real Estate Partners was founded by Finn Wentworth and
Mort Olshan and has invested in approximately 2 million square feet of real estate. The Landis Group, established by Alan Landis, has developed, owned or operated over 10 million square feet of Class A space. Wafra Investment Advisory
Group Inc. is a U.S. registered investment advisor with over $3.3 billion in reported assets under its management.

     THE PROPERTY. The 1370 Avenue of the Americas Property is located in New
York, New York, at 1370 Avenue of the Americas in the Midtown Manhattan business district. The 1370 Avenue of the Americas Property was originally constructed in
1971 and renovated in 2002. It consists of a 332,955 SF, 35-story Class A office building.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                             # OF       AVERAGE TOTAL                      CUMULATIVE       % OF TOTAL       CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL       % OF SF       RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING       ROLLING           ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               15            $0.00               8%             8%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                  3           $19.65               1%             9%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2005                 3           $61.38               2%            11%               2%                  2%
------------------------------------------------------------------------------------------------------------------------------
          2006                 4           $52.73               4%            15%               4%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2007                 4           $58.15               2%            18%               2%                  9%
------------------------------------------------------------------------------------------------------------------------------
          2008                 7           $58.78               7%            24%               7%                 15%
------------------------------------------------------------------------------------------------------------------------------
          2009                10           $58.69              11%            35%              11%                 26%
------------------------------------------------------------------------------------------------------------------------------
          2010                12           $58.65              22%            57%              22%                 48%
------------------------------------------------------------------------------------------------------------------------------
          2011                 6           $83.11              10%            67%              14%                 62%
------------------------------------------------------------------------------------------------------------------------------
          2012                 2           $59.43               2%            69%               2%                 64%
------------------------------------------------------------------------------------------------------------------------------
          2013                 4           $57.03               6%            75%               6%                 70%
------------------------------------------------------------------------------------------------------------------------------
          2014                 5           $65.66              10%            85%              12%                 82%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             6           $72.74              15%           100%              18%                100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-38

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the top 10 tenants by annualized underwritten total rent at the 1370 Avenue of the Americas
Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                       ANNUALIZED     % OF TOTAL     ANNUALIZED
                                CREDIT RATING                         UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                                   (FITCH/        TENANT      % OF   TOTAL RENT ($)  UNDERWRITTEN    TOTAL RENT       LEASE
         TENANT NAME           MOODY'S/S&P)(1)     NRSF       NRSF                    TOTAL RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

The Absolut Spirits Company        --/--/--       20,868       6%     $1,750,972          9%            $83.91     07/01/2011 &
                                                                                                                   12/01/2011 &
                                                                                                                   12/01/2014(2)
---------------------------------------------------------------------------------------------------------------------------------
PEB Associates / Liberty           --/--/--       15,626       5%     $1,083,878          6%            $69.36      03/01/2010
Partners
---------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase                    A+/Aa3/A+      12,211       4%     $1,052,756          5%            $86.21      09/01/2017
---------------------------------------------------------------------------------------------------------------------------------
Fiducial                           --/--/--       10,269       3%       $784,180          4%            $76.36      04/01/2015
---------------------------------------------------------------------------------------------------------------------------------
US Realty Advisors                 --/--/--       13,294       4%       $716,066          4%            $53.86      08/01/2014
---------------------------------------------------------------------------------------------------------------------------------
Duane Reade                        --/B2/B-       10,115       3%       $714,360          4%            $70.62      02/01/2022
---------------------------------------------------------------------------------------------------------------------------------
Gagnon Securities                  --/--/--       10,600       3%       $652,394          3%            $61.55     03/01/2010 &
                                                                                                                   03/22/2010(3)
---------------------------------------------------------------------------------------------------------------------------------
Northwater Capital (Newquant)      --/--/--        7,190       2%       $648,565          3%            $90.20      08/01/2011
---------------------------------------------------------------------------------------------------------------------------------
Axinn, Veltrop & Harkrider         --/--/--        9,930       3%       $594,657          3%            $59.88      07/01/2010
---------------------------------------------------------------------------------------------------------------------------------
Mark Tucker, Inc.                  --/--/--        8,120       2%       $589,776          3%            $72.63     08/01/2011(4)
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  330 SF expires on 07/01/2011, 10,269 SF expire on 12/01/2011 and 10,269 SF expires on 12/01/2014.

(3)  331 SF expires on 03/01/2010 and 10,269 SF expires on 03/22/2010.

(4)  234 SF expired on 10/01/2004 and is now MTM. 7,886 SF expires on
     08/01/2011.

     ESCROWS AND RESERVES. The 1370 Avenue of the Americas Borrower is required to escrow 1/12 of annual real estate taxes, and insurance premiums monthly. The amounts shown in the Loan Information table above are the current monthly collections. The 1370 Avenue of the Americas Borrower is required to deposit
$5,583 monthly into a capital expenditures reserve.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
1370 Avenue of the Americas Loan.

     PROPERTY MANAGEMENT. The 1370 Avenue of the Americas Property is managed by
CB Richard Ellis Real Estate Services, Inc. The management agreement is subordinate to the 1370 Avenue of the Americas Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Mezzanine debt is permitted, subject to, among other things, the combined LTV of the 1370 Avenue of the
Americas Loan and the mezzanine loan not exceeding 80%.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed. However, the 1370 Avenue of the Americas Property also secures, on a pari passu basis, the 1370 Avenue of the Americas Companion Loans. Various matters regarding the perspective rights and obligations of the trust, as the holder of the 1370
Avenue of the Americas Loan, and the holders of the 1370 Avenue of the Americas
Companion Loans are governed by an intercreditor agreement that is described in the prospectus supplement under "Description of the Mortgage Pool - The 1370
Avenue of the Americas Pari Passu Loan".

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 1370 Avenue of the Americas
Loan and the 1370 Avenue of the Americas Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-39

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 14 - CAMINO REAL MARKETPLACE
--------------------------------------------------------------------------------

                   [CAMINO REAL MARKETPLACE PICTURES OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-40

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 14 - CAMINO REAL MARKETPLACE
--------------------------------------------------------------------------------

                      [CAMINO REAL MARKETPLACE MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-41

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 14 - CAMINO REAL MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $76,860,000

CUT-OFF DATE BALANCE:         $76,860,000

SHADOW RATING (FITCH/S&P):    NAP

FIRST PAYMENT DATE:           02/01/2005

INTEREST RATE:                5.180%

AMORTIZATION:                 Interest only until 02/01/2008, then amortizes on
                              360 month basis.

ARD:                          01/01/2015

HYPERAMORTIZATION:            After the ARD, the loan interest rate steps up to
                              the greater of 10.180% or the then applicable
                              treasury rate plus 5%; additional payments to
                              principal of excess cash flow will be required
                              until the loan is paid in full.

MATURITY DATE:                01/01/2035

EXPECTED MATURITY BALANCE:    $68,421,430

SPONSOR:                      Mark Linehan

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out until the earlier of 12/14/2008 or 2
                              years after the REMIC "start-up" date, with U.S.
                              Treasury defeasance thereafter. Prepayable without
                              penalty from and after 10/01/2014.

LOAN PER SF:                  $154.62

UP-FRONT RESERVES:            None

ONGOING RESERVES:             Tax:                   Springing

                              Insurance:             Springing

LOCKBOX:                      Soft, Springing to

                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Goleta, CA

YEAR BUILT/RENOVATED:         1998, 2000/NAP

OCCUPANCY(1):                 99.3%

SQUARE FOOTAGE:               497,084

THE COLLATERAL:               Single level anchored retail center

OWNERSHIP INTEREST:           Leasehold

PROPERTY MANAGEMENT:          Wynmark Company

U/W NET OP. INCOME:           $6,457,322

U/W NET CASH FLOW:            $6,241,041

U/W OCCUPANCY:                96.7%

APPRAISED VALUE:              $104,000,000

CUT-OFF DATE LTV:             73.9%

MATURITY DATE LTV:            65.8%

DSCR:                         1.55x

POST IO DSCR:                 1.24x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated 10/31/2004.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-42

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE CAMINO REAL MARKETPLACE LOAN

     THE LOAN. The sixth largest loan (the "Camino Real Marketplace") as evidenced by the Promissory Note (the Camino Real Marketplace Note") is secured by a first priority Leasehold Deed of Trust, Assignment of Leases and Rents,
Security Agreement and Fixture Filing (the "Camino Real Marketplace Mortgage")
encumbering the 497,084 square foot anchored shopping center known as Camino
Real Marketplace, located in Goleta, California (the "Camino Real Marketplace
Property"). The Camino Real Marketplace Loan was originated on December 14, 2004 by Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Camino Real Limited Liability Company, a
California limited liability company (the "Camino Real Marketplace Borrower")
that owns no material asset other than the Camino Real Marketplace Property and related interests. The Camino Real Marketplace Borrower is a subsidiary of ACG -
Camino Real Investors, LLC and Wynpac I, which is wholly owned by Mark Linehan, the sponsor of the Camino Real Marketplace Loan. Mark Linehan is the founder and
President of Wynmark Company, a real estate acquisition/development company founded in 1993.

     THE PROPERTY. The Camino Real Marketplace Property is located in Goleta,
California, at 6900 - 7095 Marketplace Drive. The Camino Real Marketplace
Property was constructed in 1998 and 2000. It consists of a 497,084 square foot anchored shopping center. The Camino Real Marketplace Property is situated on approximately 49 acres and includes 2,517 parking spaces. The Camino Real
Marketplace Property is primarily anchored by Costco and Home Depot. The Camino
Real Marketplace Borrower leases the Camino Real Marketplace Property from
Camino Real II Limited Liability Company, a borrower related entity, pursuant to a ground lease expiring November 22, 2069. Ground rent payments change every two years based on CPI.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE                                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING    OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant                2             $0.00             1%              1%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                  1            $36.00             0%              1%               1%                  1%
------------------------------------------------------------------------------------------------------------------------------
          2005                 1            $19.11             1%              2%               1%                  2%
------------------------------------------------------------------------------------------------------------------------------
          2006                 5            $29.82             4%              6%               7%                  9%
------------------------------------------------------------------------------------------------------------------------------
          2007                 3            $33.36             1%              6%               2%                 11%
------------------------------------------------------------------------------------------------------------------------------
          2008                 0             $0.00             0%              6%               0%                 11%
------------------------------------------------------------------------------------------------------------------------------
          2009                 2            $40.24             1%              7%               2%                 13%
------------------------------------------------------------------------------------------------------------------------------
          2010                 8            $35.85             4%             10%               9%                 21%
------------------------------------------------------------------------------------------------------------------------------
          2011                 0             $0.00             0%             10%               0%                 21%
------------------------------------------------------------------------------------------------------------------------------
          2012                 0             $0.00             0%             10%               0%                 21%
------------------------------------------------------------------------------------------------------------------------------
          2013                 0             $0.00             0%             10%               0%                 21%
------------------------------------------------------------------------------------------------------------------------------
          2014                 4            $21.31            12%             23%              18%                 39%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             8            $11.63            77%            100%              61%                100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-43

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the top 10 tenants by annualized underwritten base rent at the Camino Real Marketplace Property:

-------------------------------------------------------------------------------------------------------------------------------

                                                                                 % OF TOTAL     ANNUALIZED
                           CREDIT RATING                          ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                              (FITCH/        TENANT      % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT
TENANT NAME               MOODY'S/S&P)(1)     NRSF       NRSF    BASE RENT ($)    BASE RENT    ($ PER NRSF)  LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Home Depot                  AA/Aa3/AA       129,721       26%    $1,268,575           17%          $9.78        01/31/2015
-------------------------------------------------------------------------------------------------------------------------------
Costco                       A+/A2/A        137,640       28%    $1,020,722           14%          $7.42        11/30/2018
-------------------------------------------------------------------------------------------------------------------------------
Gart Sports                  --/--/--        30,147        6%      $658,245            9%         $21.83        01/31/2015
-------------------------------------------------------------------------------------------------------------------------------
Linen `N Things              --/--/--        35,010        7%      $635,250            9%         $18.14        01/31/2015
-------------------------------------------------------------------------------------------------------------------------------
Staples                   BBB/Baa2/BBB-      24,049        5%      $574,049            8%         $23.87        07/31/2014
-------------------------------------------------------------------------------------------------------------------------------
Comp USA                     --/--/--        24,000        5%      $521,400            7%         $21.73        11/30/2014
-------------------------------------------------------------------------------------------------------------------------------
Borders Bookstores           --/--/--        25,000        5%      $412,500            6%         $16.50        04/30/2015
-------------------------------------------------------------------------------------------------------------------------------
Metropolitan Theaters        --/--/--        21,900        4%      $289,080            4%         $13.20        02/28/2020
-------------------------------------------------------------------------------------------------------------------------------
Fitness Aquatics             --/--/--         5,590        1%      $177,147            2%         $31.69        08/31/2006
-------------------------------------------------------------------------------------------------------------------------------
Sundance Beach               --/--/--         5,618        1%      $168,540            2%         $30.00        02/28/2006
-------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. The Borrower is required to escrow 1/12 of annual real estate and personal property taxes and insurance premiums in the event of default or if there is failure to provide proof of payment.

     LOCKBOX AND CASH MANAGEMENT. There is an in-place soft lockbox. A hard lockbox will be established if any of the following trigger conditions occur:
(a) the occurrence and continuance of a loan default, with the lockbox terminating upon the cure of such default; (b) the DSCR is less than 1.10x, with the lockbox terminating at such time that the Camino Real Marketplace Property achieves a DSCR of greater than or equal to 1.10x for 3 consecutive months; or
(c) the date of January 1, 2015 has elapsed in which case the lockbox will be in place until the Camino Real Marketplace Loan has been paid in full.

     PROPERTY MANAGEMENT. The Camino Real Marketplace Property is managed by
Wynmark Company, which is an affiliate of the Camino Real Marketplace Loan's sponsor. The management agreement is subordinate to the Camino Real Marketplace
Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Camino Real Marketplace Loan and the Camino Real Marketplace Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-44

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 15 - 111 EIGHTH AVENUE
--------------------------------------------------------------------------------

                      [111 EIGHTH AVENUE PICUTRES OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-45

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 15 - 111 EIGHTH AVENUE
--------------------------------------------------------------------------------

                         [111 EIGHTH AVENUE MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-46

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 15 - 111 EIGHTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):          $75,000,000

CUT-OFF DATE BALANCE(1):      $75,000,000

SHADOW RATING (FITCH/S&P):    A/A+

FIRST PAYMENT DATE:           05/01/2004

INTEREST RATE:                5.497%

AMORTIZATION:                 Interest only until 05/01/2006; then amortizes on
                              a 360-month basis.

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                04/01/2014

EXPECTED MATURITY BALANCE:    $65,990,232

SPONSOR(S):                   Jamestown, New York State Common Retirement Fund
                              and Taconic Investment Partners

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out until earlier of 03/04/2007 or 2 years
                              after the REMIC "start-up" date of last
                              securitization, with U.S. Treasury defeasance
                              thereafter. Prepayable without penalty from and
                              after 01/01/2014.

LOAN PER SF(1):               $154.01

UP-FRONT RESERVES:            RE Tax:               $3,417,102

                              Required Repairs:     $500,000

                              Lease Buy-Out         $3,333,333

                              TI/LC:                $29,596,526

                              Insurance             $1,512,634

ONGOING RESERVES:             CapEx:                $49,029/month

                              RE Tax:               $909,561/month

                              Insurance:            $140,525/month

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Urban

LOCATION:                     New York, NY

YEAR BUILT/RENOVATED:         1932/1998

OCCUPANCY(2):                 91.8%

SQUARE FOOTAGE:               2,921,914

THE COLLATERAL:               16-story office building

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Taconic Management Company LLC

U/W NET OP. INCOME:           $56,916,611

U/W NET CASH FLOW:            $56,332,228

U/W OCCUPANCY:                91.8%

APPRAISED VALUE:              $800,000,000

CUT-OFF DATE LTV(1):          56.3%

MATURITY DATE LTV(1):         49.5%

DSCR(1):                      2.25x

POST IO DSCR(1):              1.85x
--------------------------------------------------------------------------------

(1)  The subject $75,000,000 loan represents a 16.7% pari passu interest in the senior $450,000,000 portion of a $500,000,000 total mortgage loan. All LTV,
     DSCR and Loan per SF numbers in this table are based on the senior
     $450,000,000 financing.

(2)  Occupancy is based on the rent roll dated 12/31/2004.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-47

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE 111 EIGHTH AVENUE LOAN

     THE LOAN. The seventh largest loan (the "111 Eighth Avenue Loan") as evidenced by the Promissory Note (the "111 Eighth Avenue Note") is secured by a first priority fee Amended, Restated and Consolidated Mortgage, Assignment of
Leases and Rents and Security Agreement (the "111 Eighth Avenue Mortgage")
encumbering the 2,921,914 SF, 16-story office building known as 111 Eighth
Avenue, located in New York, New York (the "111 Eighth Avenue Property"). The
111 Eighth Avenue Loan was originated on April 3, 2004 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

     The 111 Eighth Avenue Loan represents an approximately 16.7% pari passu interest in the senior $450,000,000 portion of a $500,000,000 total mortgage loan. The 111 Eighth Avenue Loan is secured by the 111 Eighth Avenue Property, on a pari passu basis, with $390,000,000 of other A Note mortgage loans, each having the same interest rate, maturity date and amortization term as the 111
Eighth Avenue Loan, and also secures, on a subordinate basis, two subordinate B
Note mortgage loans with an aggregate initial principal amount of $50,000,000.

     THE BORROWER. The borrower is 111 Chelsea Commerce LP, a Delaware limited partnership (the "111 Eighth Avenue Borrower") that owns no material asset other than the 111 Eighth Avenue Property and related interests. The 111 Eighth Avenue
Borrower is owned by Jamestown (70%), New York State Common Retirement Fund
(20.5%) and Taconic Investment Partners (9.5%), the sponsors of the 111 Eighth
Avenue Loan. Jamestown, a real estate investment and management company, has raised $2.0 billion of equity in 24 finite life syndicated partnerships and has acquired $3.4 billion of assets. New York State Common Retirement Fund is the second largest public pension fund in the United States with funds under management valued at approximately $105 billion. Taconic Investment Partners is an integrated real estate investment company that has acquired 8.1 million square feet of office properties in New York, Chicago, Atlanta and Washington,
DC.

     THE PROPERTY. The 111 Eighth Avenue Property is located in New York, New
York, at 111 Eighth Avenue. The 111 Eighth Avenue Property was originally constructed in 1932 and renovated in 1998. It consists of a 2,921,914 SF, 16-
story office building. The 111 Eighth Avenue Property occupies a full city block of midtown Manhattan and is located near major transportation, with 16 subway lines and the New Jersey PATH train accessible within a 2 block radius.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                             # OF       AVERAGE TOTAL                                      % OF TOTAL       CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING    OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant                23           $0.00               8%             8%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          Mgmt                 14           $0.00               3%            11%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                   5           $57.83              0%            12%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2005                  7           $28.38              2%            14%               3%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2006                  6           $19.35              7%            21%               5%                  8%
------------------------------------------------------------------------------------------------------------------------------
          2007                  2           $14.08              1%            22%               1%                  9%
------------------------------------------------------------------------------------------------------------------------------
          2008                  8           $30.35              3%            24%               3%                 12%
------------------------------------------------------------------------------------------------------------------------------
          2009                 16           $31.70              4%            28%               5%                 16%
------------------------------------------------------------------------------------------------------------------------------
          2010                  2           $49.09              0%            28%               0%                 16%
------------------------------------------------------------------------------------------------------------------------------
          2011                  8           $21.81              4%            33%               3%                 20%
------------------------------------------------------------------------------------------------------------------------------
          2012                  2           $41.38              0%            33%               1%                 21%
------------------------------------------------------------------------------------------------------------------------------
          2013                  7           $32.71              8%            41%              10%                 31%
------------------------------------------------------------------------------------------------------------------------------
          2014                 45           $34.78             31%            72%              40%                 71%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             25           $27.23             28%           100%              29%                100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-48

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the major tenants at the 111 Eighth Avenue Property:

---------------------------------------------------------------------------------------------------------------------------------

                                                                                      % OF TOTAL     ANNUALIZED
                              CREDIT RATING                           ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                 (FITCH/       TENANT      % OF      UNDERWRITTEN    UNDERWRITTEN    TOTAL RENT       LEASE
TENANT NAME                  MOODY'S/S&P)(1)    NRSF         NRSF    TOTAL RENT ($)   TOTAL RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Sprint Communications         BBB/Baa3/BBB-    211,602        7%       $9,146,467         12%          $43.22      01/01/2005 &
                                                                                                                   10/31/2014 &
                                                                                                                   11/30/2014 &
                                                                                                                   12/31/2014(2)
---------------------------------------------------------------------------------------------------------------------------------
CCH Legal Information         BBB/Baa1/BBB+    203,188        7%       $6,151,650         8%           $30.28      07/31/2015 &
                                                                                                                   02/28/2019(3)
---------------------------------------------------------------------------------------------------------------------------------
Deutsch Advertising           BB+//Baa3/BB+    170,764        6%       $5,214,233         7%           $30.53       01/01/05 &
                                                                                                                   05/31/2014(4)
---------------------------------------------------------------------------------------------------------------------------------
Bank of New York                AA-/Aa3/A+      75,260        3%       $4,165,200         5%           $55.34       09/30/2013
---------------------------------------------------------------------------------------------------------------------------------
AboveNet                         --/--/--       95,876        3%       $3,643,790         5%           $38.01      05/31/2014 &
                                                                                                                   06/30/2014(5)
---------------------------------------------------------------------------------------------------------------------------------
Barnes & Noble.com              --/Ba3/--       99,696        3%       $3,563,999         5%           $35.75       02/28/2015
---------------------------------------------------------------------------------------------------------------------------------
Wachovia/Prudential              A/A3/A-       187,645        6%       $3,370,942         4%           $17.96       02/28/2006
Securities
---------------------------------------------------------------------------------------------------------------------------------
XO Communications                --/--/--       91,070        3%       $2,934,388         4%           $32.22      06/30/2008 &
                                                                                                                   11/30/2014(6)
---------------------------------------------------------------------------------------------------------------------------------
Citibank                       AA+/Aa1/AA-      94,851        3%       $2,776,021         4%           $29.27      12/31/2009 &
                                                                                                                   12/31/2014(7)
---------------------------------------------------------------------------------------------------------------------------------
Comprehensive Cancer Center      --/--/--      103,739        4%       $2,606,317         3%           $25.12      01/31/2008 &
                                                                                                                   05/31/2014(8)
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  23,544 SF expires on 01/01/2005, 29,808 SF expires on 10/31/2014, 8,521 SF expires on 11/30/2014, and 149,729 SF expires on 12/31/2014.

(3)  42,083 SF expires on 07/31/2015 and 161,105 SF expires on 02/28/2019.

(4)  19,248 SF expires on 01/01/2005 and 151,516 SF expires on 05/31/2014.

(5)  3,391 SF expires on 05/31/2014 and 92,485 SF expires on 06/30/2014.

(6)  15,198 SF expires on 06/30/2008 and 75,872 SF expires on 11/30/2014.

(7)  47,950 SF expires on 12/31/2009 and 46,901 SF expires on 12/31/2014.

(8)  5,700 SF expires on 01/31/2008 and 98,039 SF expires on 05/31/2014.

     ESCROWS AND RESERVES. The 111 Eighth Avenue Borrower is required to escrow
1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown in the Loan Information table above are the current monthly collections.
The 111 Eighth Avenue Borrower is required to deposit $49,029 monthly into a capital expenditures reserve.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
111 Eighth Avenue Loan.

     PROPERTY MANAGEMENT. The 111 Eighth Avenue Property is managed by Taconic
Management Company LLC, which is an affiliate of Taconic Investment Partners, the 111 Eighth Avenue Loan's sponsor. The management agreement is subordinate to the 111 Eighth Avenue Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed. However, the 111 Eighth Avenue Property also secures, on a pari passu basis, the 111
Eighth Avenue Companion Loans. Various matters regarding the perspective rights and obligations of the trust, as the holder of the 111 Eighth Avenue Loan, and the holders of the 111 Eighth Avenue Companion Loans are governed by an intercreditor agreement that is described in the prospectus supplement under
"Description of the Mortgage Pool - The 111 Eighth Avenue Pari Passu Loan".

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 111 Eighth Avenue Loan and the
111 Eighth Avenue Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-49

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 16-17 - TOWNE EAST SQUARE MALL
--------------------------------------------------------------------------------

                    [TOWNE EAST SQUARE MALL PICTURE OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-50

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 16-17 - TOWNE EAST SQUARE MALL
--------------------------------------------------------------------------------

                      [TOWNE EAST SQUARE MALL MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-51

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 16-17 - TOWNE EAST SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):          $72,902,401

CUT-OFF DATE BALANCE(1):      $70,029,250

SHADOW RATING (FITCH/S&P):    BBB/BBB

FIRST PAYMENT DATE:           Note 1: 08/01/2004
                              Note 2: 02/01/1999

INTEREST RATE:                Note 1: 7.000%
                              Note 2: 6.810%

AMORTIZATION:                 Note 1: 214 months
                              Note 2: 360 months

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                01/01/2009

EXPECTED MATURITY BALANCE:    $62,298,806

SPONSOR:                      Simon Property Group, Inc.

INTEREST CALCULATION:         30/360

CALL PROTECTION:              Note 1: Currently prepayable, with call protection
                              equal to the greater of (a) yield maintenance
                              based on a present value discounted on the basis
                              of treasuries plus 0.5% or (b) during the period
                              from 08/01/2004 to 12/31/2004, 5.0%, declining by
                              0.5% per annum thereafter. Prepayable without
                              penalty after 07/01/2008.

                              Note 2: Currently prepayable, with call protection
                              equal to the greater of (a) yield maintenance
                              based on a present value discounted on the basis
                              of all applicable treasuries plus 0.5% or (b) the
                              outstanding principal balance multiplied by 1%.
                              Prepayable without penalty from and after
                              07/01/2008.

LOAN PER SF(1):               $59.80

UP-FRONT RESERVES:            None

ONGOING RESERVES:             RE Tax:               $142,333/month

LOCKBOX:                      None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Wichita, KS

YEAR BUILT/RENOVATED:         1974/1987, 1992, 2001

OCCUPANCY(2):                 93.8%

SQUARE FOOTAGE:               1,171,048

THE COLLATERAL:               2-level regional mall

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Simon Property Group, L.P.

U/W NET OP. INCOME:           $9,000,897

U/W NET CASH FLOW:            $8,464,207

U/W OCCUPANCY:                96.8%

APPRAISED VALUE:              $128,800,000

CUT-OFF DATE LTV(1):          54.4%

MATURITY DATE LTV(1):         48.4%

DSCR(1):                      1.27x

POST IO DSCR(1):              NAP
--------------------------------------------------------------------------------

(1)  The subject $72,902,401 loan is evidenced by a $47,902,401 note ("Note 1")
     and a $25,000,000 note ("Note 2"). The cut-off date balances are
     $46,978,780 and $23,050,469 for each note respectively. All LTV, DSCR and
     Loan per SF numbers in this table are based on the total mortgage loan cut-off date balance of $70,029,250.

(2)  Occupancy is based on the rent roll dated 11/30/2004.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-52

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE TOWNE EAST SQUARE MALL LOAN

     THE LOAN. The eighth largest loan (the "Towne East Square Mall Loan") as evidenced by the Promissory Notes (the "Towne East Square Mall Notes") is
secured by a first priority Amended Mortgage, Assignment of Rents and Security
Agreement (the "Towne East Square Mall Mortgage") encumbering the 1,171,048 SF regional shopping mall known as Towne East Square Mall, located in Wichita,
Kansas (the "Towne East Square Mall Property"). The Towne East Square Mall Loan
was originated on July 16, 2004 for Note 1, and on December 3, 1998 for Note 2
by or on behalf of Teachers Insurance and Annuity Association of America, and
subsequently acquired by Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Simon Property Group LP, a Delaware limited liability company (the "Towne East Square Mall Borrower"). The Towne East Square
Mall Borrower is a majority-owned partnership subsidiary of Simon Property
Group, Inc., the sponsor of the Towne East Square Mall Loan. Simon Property
Group, Inc. is the second largest publicly traded retail real estate company in
North America, owning or having an interest in 300 properties in North America containing a reported aggregate of 204 million square feet of gross leasable area in 39 states plus Puerto Rico, Canada and Mexico.

     THE PROPERTY. The Towne East Square Mall Property is located in Wichita,
Kansas at 7700 East Kellogg Drive, approximately five miles east of Wichita's central business district, and is on a major east/west roadway. The Towne East
Square Mall Property was originally constructed in 1974 and renovated in 1987,
1992 and 2001. It consists of a 1,171,048 SF, 2-story regional mall. The Towne
East Square Mall Property is situated on approximately 90 acres, 60 of which are fee owned by the Towne East Square Mall Borrower, and includes 5,734 parking spaces. The Towne East Square Mall Property is anchored by Dillards, JC Penney,
Sears and Von Maur. The Dillards, Sears and Von Maur stores are owned by
Dillards, Sears and Von Maur, respectively, and are not part of the collateral for the Towne East Square Loan.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                             # OF       AVERAGE TOTAL                                      % OF TOTAL       CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING    OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant                13           $0.00               6%              6%              0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                   2           $29.92              1%              7%              2%                  2%
------------------------------------------------------------------------------------------------------------------------------
          2005                 13           $28.62              6%             14%              9%                 11%
------------------------------------------------------------------------------------------------------------------------------
          2006                 13           $21.06              8%             22%              8%                 19%
------------------------------------------------------------------------------------------------------------------------------
          2007                 10           $37.48              3%             24%              5%                 24%
------------------------------------------------------------------------------------------------------------------------------
          2008                  8           $33.32              6%             30%              9%                 34%
------------------------------------------------------------------------------------------------------------------------------
          2009                  9           $32.35              4%             34%              7%                 40%
------------------------------------------------------------------------------------------------------------------------------
          2010                  5           $30.77              3%             37%              5%                 45%
------------------------------------------------------------------------------------------------------------------------------
          2011                 12           $35.43              6%             44%             11%                 56%
------------------------------------------------------------------------------------------------------------------------------
          2012                  5           $44.74              2%             46%              5%                 61%
------------------------------------------------------------------------------------------------------------------------------
          2013                 10           $22.72             10%             55%             11%                 72%
------------------------------------------------------------------------------------------------------------------------------
          2014                  5           $35.10              3%             58%              4%                 77%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond              5           $11.16             42%            100%             23%                100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-53

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the top 10 tenants by annualized underwritten total rent at the Towne East Square Mall Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                          CREDIT RATING                          ANNUALIZED         ANNUALIZED    UNDERWRITTEN
                             (FITCH/        TENANT      % OF     UNDERWRITTEN      UNDERWRITTEN    TOTAL RENT        LEASE
TENANT NAME              MOODY'S/S&P)(1)     NRSF       NRSF     TOTAL RENT ($)      TOTAL RENT    ($ PER NRSF)    EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

JC Penney                  BB+/Ba2/BB+     211,819      18%       $2,458,659            18%          $11.61        01/31/2015
-------------------------------------------------------------------------------------------------------------------------------
Foot Locker Triplex        --/Ba2/BB+        9,680       1%         $325,126            2%           $33.59        01/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Steve & Barry's             --/--/--        27,863       2%         $250,767            2%            $9.00        01/31/2013
-------------------------------------------------------------------------------------------------------------------------------
American Eagle
Outfitters                  --/--/--         5,883       1%         $244,658            2%           $41.59        01/31/2014
-------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch         --/--/--         8,081       1%         $231,014            2%           $28.59        01/31/2013
-------------------------------------------------------------------------------------------------------------------------------
Old Navy Clothing Co      BBB-/Ba1/BBB-     23,769       2%         $202,403            1%           $8.52         01/31/2006
-------------------------------------------------------------------------------------------------------------------------------
Express Women              --/Baa2/BBB       5,740       0%         $192,791            1%           $33.59        01/31/2011
-------------------------------------------------------------------------------------------------------------------------------
Champs Sports               --/--/--         5,580       0%         $190,787            1%           $34.19        01/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Hollister Co.               --/--/--         7,156       1%         $190,454            1%           $26.61        01/31/2013
-------------------------------------------------------------------------------------------------------------------------------
The Finish Line             --/--/--         5,697       0%         $185,650            1%           $32.59        02/28/2011
-------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. The Towne East Square Mall Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amounts shown in the Loan
Information table are the current monthly collections.

     LOCKBOX AND CASH MANAGEMENT. None.

     PROPERTY MANAGEMENT. The Towne East Square Mall Property is managed by
Simon Property Group.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Towne Square East Mall Loans and the Towne Square East Mall Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-54

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 18 - PACIFIC COAST PLAZA
--------------------------------------------------------------------------------

                      [PACIFIC COAST PLAZA PICTURE OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-55

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 18 - PACIFIC COAST PLAZA
--------------------------------------------------------------------------------

                        [PACIFIC COAST PLAZA MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-56

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 18 - PACIFIC COAST PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $52,000,000

CUT-OFF DATE BALANCE:         $52,000,000

SHADOW RATING (FITCH/S&P):    NAP

FIRST PAYMENT DATE:           04/01/2005

INTEREST RATE:                5.260%

AMORTIZATION:                 Interest only until 04/01/2008; then amortizes on
                              a 360 month basis

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                03/01/2015

EXPECTED MATURITY BALANCE:    $46,385,826

SPONSOR:                      Frank Gatlin, III

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out until the earlier of 02/23/2010 or 2
                              years after the REMIC "start-up" date, with U.S.
                              Treasury defeasance thereafter. Prepayable without
                              penalty from and after 12/01/2014.

LOAN PER SF:                  $166.50

UP-FRONT RESERVES:            Immediate Repairs:    $9,375

ONGOING RESERVES:             CapEx:                $3,069

                              RE Tax:               $10,127

                              Insurance:            Springing

                              TI/LC:                $9,539

LOCKBOX:                      Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Oceanside, CA

YEAR BUILT/RENOVATED:         1997/NAP

OCCUPANCY(1):                 100%

SQUARE FOOTAGE:               312,313

THE COLLATERAL:               Wal-Mart anchored retail shopping center (Wal-Mart
                              store is not part of the collateral).

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Gatlin Development Co., Inc.

U/W NET OP. INCOME:           $4,379,902

U/W NET CASH FLOW:            $4,256,271

U/W OCCUPANCY:                96.4%

APPRAISED VALUE:              $69,500,000

CUT-OFF DATE LTV:             74.8%

MATURITY DATE LTV:            66.7%

DSCR:                         1.53x

POST IO DSCR:                 1.23x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated 01/31/2005.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-57

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE PACIFIC COAST PLAZA LOAN

     THE LOAN. The ninth largest loan (the "Pacific Coast Plaza Loan") as evidenced by the Promissory Note (the "Pacific Coast Plaza Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "Pacific Coast Plaza Mortgage") encumbering the 312,313 SF retail shopping center known as Pacific Coast Plaza, located in
Oceanside, California (the "Pacific Coast Plaza Property"). The Pacific Coast
Plaza Loan was originated on February 23, 2005 by Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrower is Pacific Coast Plaza Investments, L.P., a
California limited partnership company (the "Pacific Coast Plaza Borrower") that owns no material assets other than the Pacific Coast Plaza Property and related interests. The general partner of the Pacific Coast Plaza Borrower is PCPI,
Inc., a Delaware corporation, which holds a 1% ownership interest in the Pacific
Coast Plaza Borrower and is wholly-owned by the Franklin C. Gatlin, III, Trust
(the "Gatlin Trust"). The Gatlin Trust also holds a 78% limited partnership interest in the Pacific Coast Plaza Borrower. The Gatlin Trust is controlled by the sponsor, Frank C. Gatlin, III, a real estate developer who founded Gatlin
Development Co., Inc in 1975. Gatlin Development Co., Inc. focuses primarily on the development, marketing and management of community open-air shopping centers anchored by nationally leading retailers.

     THE PROPERTY. The Pacific Coast Plaza Property is located in Oceanside,
California, at the northwest corner of Highway 78 and Jefferson Street. The
Pacific Coast Plaza Property was originally constructed in 1997. It consists of a 312,313 SF, retail shopping center. The Pacific Coast Plaza Property is situated on approximately 32.8 acres and includes 2,392 parking spaces. The
Pacific Coast Plaza Property is anchored by Wal-Mart. The Wal-Mart store is owned by Wal-Mart and is not part of the collateral for the Pacific Coast Plaza
Loan.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE                                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING    OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant                0             $0.00              0%              0%              0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                  0             $0.00              0%              0%              0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2005                 0             $0.00              0%              0%              0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2006                 1            $22.36              3%              3%              4%                  4%
------------------------------------------------------------------------------------------------------------------------------
          2007                 7            $26.48              9%             11%             15%                 19%
------------------------------------------------------------------------------------------------------------------------------
          2008                11            $27.89              9%             20%             16%                 35%
------------------------------------------------------------------------------------------------------------------------------
          2009                 0             $0.00              0%             20%              0%                 35%
------------------------------------------------------------------------------------------------------------------------------
          2010                 0             $0.00              0%             20%              0%                 35%
------------------------------------------------------------------------------------------------------------------------------
          2011                 0             $0.00              0%             20%              0%                 35%
------------------------------------------------------------------------------------------------------------------------------
          2012                 2            $18.98              9%             29%             11%                 46%
------------------------------------------------------------------------------------------------------------------------------
          2013                 2            $13.25             18%             48%             16%                 62%
------------------------------------------------------------------------------------------------------------------------------
          2014                 0             $0.00              0%             48%              0%                 62%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             5            $11.09             52%            100%             38%                100%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-58

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

The following table presents certain information relating to the top 10 tenants by annualized underwritten base rent at the Pacific Coast Plaza Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL     ANNUALIZED
                          CREDIT RATING                                ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                             (FITCH/          TENANT       % OF       UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
TENANT NAME              MOODY'S/S&P)(1)       NRSF        NRSF       BASE RENT ($)   BASE RENT    ($ PER NRSF)     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Lucky / Stater Brothers     --/B2/BB-         62,223        20%         $822,859         17%         $13.22         09/30/2022
----------------------------------------------------------------------------------------------------------------------------------
Sports Authority            --/--/--          41,375        13%         $475,813         10%         $11.50         08/31/2017
----------------------------------------------------------------------------------------------------------------------------------
Staples                   BBB/Baa2/BBB-       23,990         8%         $467,864         10%         $19.50         07/31/2012
----------------------------------------------------------------------------------------------------------------------------------
Bed, Bath & Beyond          --/--/BBB         38,008        12%         $462,970         10%         $12.18         01/31/2013
----------------------------------------------------------------------------------------------------------------------------------
Best Buy                  BBB/Baa3/BBB        50,000        16%         $325,000          7%          $6.50         02/28/2018
----------------------------------------------------------------------------------------------------------------------------------
Cost Plus                   --/--/--          18,928         6%         $291,491          6%         $15.40         01/31/2013
----------------------------------------------------------------------------------------------------------------------------------
Party City                  --/--/--          10,000         3%         $192,500          4%         $19.25         12/31/2007
----------------------------------------------------------------------------------------------------------------------------------
Blu Echo                    --/--/--          8,500          3%         $190,031          4%         $22.36         09/30/2006
----------------------------------------------------------------------------------------------------------------------------------
Ortho/Gallery               --/--/--          6,000          2%         $161,280          3%         $26.88         03/31/2008
----------------------------------------------------------------------------------------------------------------------------------
Kamay Beauty Supply         --/--/--          7,500          2%         $160,602          3%         $21.41         03/31/2008
----------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. At the loan closing, the Pacific Coast Plaza Borrower was required to deposit $9,375 into a reserve account for immediate repairs. On each monthly payment date, the Pacific Coast Plaza Borrower is required to escrow 1/12 of annual real estate taxes. The amount shown in the Loan
Information table above is the current monthly collection. The Pacific Coast
Plaza Borrower is also required to escrow $3,069 for capital expenditures and
$9,539 for tenant improvements and leasing commissions monthly, up to a cap of
$36,780 for capital expenditures and $114,468 for tenant improvements and leasing commissions. Upon the occurrence of an event of default under the loan documents or evidence of a failure to pay premiums, The Pacific Coast Plaza
Borrower may be required to contribute 1/12 of annual insurance premiums into an insurance reserve account.

     LOCKBOX AND CASH MANAGEMENT. A soft lockbox was established at closing.
Funds in the lockbox account will be released to the Pacific Coast Plaza
Borrower until the occurrence and continuance of an event of default under the
Loan Documents.

     PROPERTY MANAGEMENT. The Pacific Coast Plaza Property is managed by Gatlin
Development Co., Inc., a California corporation, which is an affiliate of the
Pacific Coast Plaza Loan's sponsor. The management agreement is subordinate to the Pacific Coast Plaza Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Pacific Coast Plaza Loan and the Pacific Coast Plaza Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-59

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NOS. 19-28 - AVG PORTFOLIO
--------------------------------------------------------------------------------

                         [AVG PORTFOLIO PICTURE OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-60

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NOS. 19-28 - AVG PORTFOLIO
--------------------------------------------------------------------------------

                           [AVG PORTFOLIO MAP OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-61

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NOS. 19-28 - AVG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):          $50,432,851

CUT-OFF DATE BALANCE:         $50,432,851

SHADOW RATING (FITCH/S&P):    NAP

FIRST PAYMENT DATE:           04/01/2005

INTEREST RATE:                5.510%

AMORTIZATION:                 300 months

ARD:                          03/01/2015

HYPERAMORTIZATION:            After the ARD, the loan interest rate steps up to
                              the greater of 10.510% or the then applicable
                              treasury rate plus 5%; additional payments to
                              principal of excess cash flow will be required
                              until the loan is paid in full.

MATURITY DATE:                03/01/2030

EXPECTED MATURITY BALANCE:    $38,550,318

SPONSOR:                      AVG Partners

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out until the earlier of 2/23/2009 or 2
                              years after the REMIC "start-up" day, with U.S.
                              Treasury defeasance thereafter. Prepayable without
                              penalty from and after 12/1/2014.

LOAN PER SF(1):               $101.77

UP-FRONT RESERVES:            None

ONGOING RESERVES:             CapEx:                 $6,322/month

                              TI/LC:                 $20,553/month

                              Taxes:                 Springing

                              Insurance:             Springing

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       10 properties

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Shadow Anchored and Free-Standing

LOCATION:                     See table

YEAR BUILT/RENOVATED:         See table

OCCUPANCY(2):                 100.0%

SQUARE FOOTAGE:               495,563

THE COLLATERAL:               See table

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Tenant-managed

U/W NET OP. INCOME:           $6,149,468

U/W NET CASH FLOW:            $5,826,976

U/W OCCUPANCY:                91.7%

APPRAISED VALUE:              $75,400,000

CUT-OFF DATE LTV(1):          66.9%

MATURITY DATE LTV(1):         51.1%

DSCR(1):                      1.57x

POST IO DSCR(1):              NAP
--------------------------------------------------------------------------------

(1)  All LTV, DSCR and Loan per SF numbers in this table are based on the total
     $50,432,851 financing, and on a combined-property basis.

(2)  Occupancy is based on the lease estoppels dated 03/01/2005.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-62

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

THE AVG PORTFOLIO LOAN

     THE LOAN. The tenth largest loan (the "AVG Portfolio Loan") as evidenced by the Promissory Note (the "AVG Portfolio Note") is secured by a first priority fee Mortgage or Deed of Trust and Security Agreement (the "AVG Portfolio
Mortgages") encumbering each of the ten retail properties identified below, located in Overland Park, Kansas; Melrose Park, Illinois; Dallas, Texas;
Oceanside, California; Omaha, Nebraska (two properties); Gilbert, Arizona;
Independence, Missouri; Shawnee, Kansas; and Franklin Park, Illinois
(collectively, the "AVG Portfolio Property"). The AVG Portfolio Loan was
originated on February 23, 2005 by Morgan Stanley Mortgage Capital Inc.

     The Borrower. The borrowers are AVG Partners I, LLC, a Delaware limited liability company and AVG Partners I- N. Dallas, LP, a Texas limited partnership
(collectively, the "AVG Portfolio Borrower") that own no material asset other than the AVG Portfolio Property and related interests. The AVG Portfolio
Borrower is a subsidiary of AVG Partners, the sponsor of the AVG Portfolio Loan.
AVG Partners was formed in 1997 as a real estate investment fund focused on long term ownership of single tenant retail properties. The principals of AVG
Partners are Arnold Schlesinger, Vera Guerin and D. Gregory Scott.

     THE PROPERTIES.

     The Overland Park Property is located in Overland Park, Kansas, at 12075
Metcalf Avenue. The Overland Park Property is located in a suburban community that is part of the Kansas City, Missouri MSA. The property was constructed in
1993. It consists of a 51,412 SF, single story retail facility and is situated on approximately 9.7 acres. The Overland Park Property is 100% leased by 24 Hour
Fitness on a triple net basis, pursuant to a lease expiring October 2021, with three 5-year renewal options thereafter. 24 Hour Fitness is a chain of over 300 fitness centers, with a reported 2,700,000 members.

     The Melrose Park Property is located in Melrose Park, Illinois, at 841-1001
West North Avenue. The Melrose Park Property is located in a suburban village within Cook County, Illinois, within the Chicago metropolitan statistical area.
The property was originally constructed in 1998. It consists of a 72,238 SF, single story, three building retail facility and is situated on approximately
11.7 acres and includes 700 parking spaces. The Melrose Park Property is 100%
leased by Cinemark Theatre, a Wendy's restaurant and a Ruby Tuesday's restaurant.

     The Dallas Property is located in Dallas, Texas, at 11100 North Central
Expressway. The Dallas Property is located in a mixed use area in the northeast retail submarket of Dallas. The property was originally constructed in 1993. It consists of a 50,000 SF, single story retail facility and is situated on approximately 3.7 acres and includes 211 parking spaces. The Dallas Property is
100% leased by 24 Hour Fitness on a triple net basis, pursuant to a lease expiring December 2020, with three 5-year renewal options thereafter.

     The Oceanside Property is located in Oceanside, California, at 4655 Frazee
Road. The Oceanside Property is located in a predominantly retail and commercial neighborhood. The property was originally constructed in 2000. It consists of a
40,000 SF, single story retail facility and is situated on approximately 3.6 acres. The Oceanside Property is 100% leased by 24 Hour Fitness on a triple net basis, pursuant to a lease expiring October 2021, with three 5-year renewal options thereafter.

     The Omaha (118th Street) Property is located in Omaha, Nebraska, at 2718
North 118th Street. The Omaha (118th Street) Property is located in a commercial area within a suburban community. The property was constructed in 1998. It consists of a 39,950 SF, single story retail facility and is situated on approximately 3.2 acres. The Omaha (118th Street) Property is 100% leased by 24
Hour Fitness on a triple net basis, pursuant to a lease expiring October 2019, with three 5-year renewal options thereafter.

     The Gilbert Property is located in Gilbert, Arizona, at 97 South Val Vista
Drive. The Gilbert Property is located in a suburban neighborhood approximately
24 miles southeast of the Phoenix central business district. The property was constructed in 2002. It consists of a 37,000 SF, single story retail facility and is situated on approximately 6.0 acres. The Gilbert Property is 100% leased by 24 Hour Fitness on a triple net basis, pursuant to a lease expiring February
2022, with three 5-year renewal options thereafter.

     The Independence Property is located in Independence, Missouri, at 3850
South Crackerneck Road. The Independence Property is located in a commercial area within a suburban community that is part of the larger Kansas City, MSA.
The property was constructed in 2001. It consists of a 36,995 SF, single story retail facility and is situated on

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-63

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

approximately 3.7 acres. The Independence Property is 100% leased by 24 Hour
Fitness on a triple net basis, pursuant to a lease expiring July 2021, with three 5-year renewal options thereafter.

     The Shawnee Property is located in Shawnee, Kansas, at 11311 West 64th
Street. The Shawnee Property is located in a commercial area within a suburban community that is part of the larger Kansas City, MSA. The property was constructed in 1990. It consists of a 36,700 SF, single story retail facility and is situated on approximately 2.7 acres. The Shawnee Property is 100% leased by 24 Hour Fitness on a triple net basis, pursuant to a lease expiring January
2024, with two 5-year renewal options.

     The Omaha (147th Street) Property is located in Omaha, Nebraska, at 3935
South 147th Street. The Omaha (147th Street) Property is located in a commercial area within a suburban community. The property was constructed in 1999. It consists of a 35,000 SF, single story retail facility and is situated on approximately 3.1 acres. The Omaha (147th Street) Property is 100% leased by 24
Hour Fitness on a triple net basis, pursuant to a lease expiring July 2020, with three 5-year renewal options.

     The Franklin Park Property is located in Franklin Park, Illinois, at 10205
Grand Avenue. The Franklin Park Property is located within the Grand Plaza
Shopping Center, the largest local shopping center in the Franklin Park Village of Cook County, Illinois, in a retail area surrounded by suburban homes. The
Franklin Park Property was originally constructed in 1975. It consists of a
96,268 SF, single story retail facility. The Franklin Park Property is situated on approximately 9.8 acres and includes 300 parking spaces. The Franklin Park
Property is 100% leased by Kmart on a triple net basis, pursuant to a lease expiring July 2011, with ten 5-year renewal options thereafter.

-------------------------------------------------------------------------------------------------------------------------------
                                                              OWNERSHIP     YEAR BUILT/
      PROPERTY             LOCATION         PROPERTY TYPE      INTEREST      RENOVATED       OCCUPANCY        SQUARE FOOTAGE
-------------------------------------------------------------------------------------------------------------------------------

Overland Park         Overland Park, KS        Retail            Fee         1993/NAP          100%                51,412
-------------------------------------------------------------------------------------------------------------------------------
Melrose Park          Melrose Park, IL         Retail            Fee         1998/NAP          100%                72,238
-------------------------------------------------------------------------------------------------------------------------------
Dallas                Dallas, TX               Retail            Fee         1993/NAP          100%                50,000
-------------------------------------------------------------------------------------------------------------------------------
Oceanside             Oceanside, CA            Retail            Fee         2000/NAP          100%                40,000
-------------------------------------------------------------------------------------------------------------------------------
Omaha (118th Street)  Omaha, NE                Retail            Fee         1998/NAP          100%                39,950
-------------------------------------------------------------------------------------------------------------------------------
Gilbert               Gilbert, AR              Retail            Fee         2002/NAP          100%                37,000
-------------------------------------------------------------------------------------------------------------------------------
Independence          Independence, MO         Retail            Fee         2001/NAP          100%                36,995
-------------------------------------------------------------------------------------------------------------------------------
Shawnee               Shawnee, KS              Retail            Fee         1990/NAP          100%                36,700
-------------------------------------------------------------------------------------------------------------------------------
Omaha (147th Street)  Omaha, NE                Retail            Fee         1999/NAP          100%                35,000
-------------------------------------------------------------------------------------------------------------------------------
Franklin Park         Franklin Park, IL        Retail            Fee         1975/NAP          100%                96,268
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-64

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE                      CUMULATIVE    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF       % OF TOTAL       % OF SF      RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING         SF ROLLING       ROLLING          ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant                0             $0.00                0%           0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                  0             $0.00                0%           0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2005                 0             $0.00                0%           0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2006                 0             $0.00                0%           0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2007                 0             $0.00                0%           0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2008                 0             $0.00                0%           0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2009                 1            $10.76                1%           1%               1%                  1%
------------------------------------------------------------------------------------------------------------------------------
          2010                 0             $0.00                0%           1%               0%                  1%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1             $3.66               19%          21%               5%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2012                 0             $0.00                0%          21%               0%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2013                 0             $0.00                0%          21%               0%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2014                 0             $0.00                0%          21%               0%                  6%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond            10            $17.46               79%         100%              94%                100%
------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the AVG Portfolio Property:

------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF TOTAL     ANNUALIZED
                         CREDIT RATING                          ANNUALIZED        ANNUALIZED    UNDERWRITTEN
                            (FITCH/         TENANT     % OF    UNDERWRITTEN      UNDERWRITTEN     BASE RENT        LEASE
TENANT NAME             MOODY'S/S&P)(1)      NRSF      NRSF    BASE RENT ($)      BASE RENT     ($ PER NRSF)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

24 Hour Fitness USA,        --/B1/B         327,057     66%    $5,392,670             78%         $16.49        10/19/2020-
Inc.(2)                                                                                                         11/15/2034
------------------------------------------------------------------------------------------------------------------------------
Cinemark Theatre          --/Caa1/B+         60,613     12%    $1,066,176             15%         $17.59        03/31/2019
(Melrose Park)
------------------------------------------------------------------------------------------------------------------------------
S.S. Kresge - Kmart        --/--/--          96,268     19%      $351,878              5%          $3.66        07/31/2011
(Franklin Park)
------------------------------------------------------------------------------------------------------------------------------
Ruby Tuesday's             --/--/--           6,000      1%       $75,000              1%         $12.50        04/30/2019
(Melrose Park)
------------------------------------------------------------------------------------------------------------------------------
Wendy's                  --/Baa1/BBB+         5,625      1%       $60,500              1%         $10.76        01/31/2009
(Melrose Park)
------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  24 Hour Fitness USA, Inc. occupies eight of the ten AVG Portfolio properties (Overland Park, Dallas, Oceanside, Omaha (118th Street),
     Gilbert, Independence, Shawnee and Omaha (147th Street). Their lease expiration dates vary between 10/19/2020 and 11/15/2034. The information provided is a compilation or average of all eight 24 Hour Fitness leases in the AVG Portfolio.

     ESCROWS AND RESERVES. The AVG Portfolio Borrower is required to escrow payments of capital expenditures in the amount of $6,322 monthly, up to a cap of
$227,483, and a leasing commissions and tenant improvements reserve in the amount of $20,553 monthly. Upon an event of default under the loan, if the tenant fails to make the appropriate tax or insurance payments or the lease requiring the tenant to make payments is in default, the AVG Portfolio Borrower is required to deposit all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
AVG Portfolio Loan. A lockbox trigger period will occur upon: (a) the occurrence and continuance of a loan default that can be cured by the Lender's acceptance of such cure only, and terminating upon the cure of such default; or (b) 24
Credit Period, defined as a downgrading of the ratings quality of 24 Hour
Fitness Worldwide Inc., or certain defaults or adverse events with respect to the leases to 24 Hour Fitness. During the continuance of a lockbox trigger period, all excess cash flow will be swept and deposited into a
Lender-controlled account.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-65

                          $1,417,848,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ5

     PROPERTY MANAGEMENT. The AVG Portfolio Property is managed by its tenants.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. The Loan Documents permit the release of the lien of the applicable Deed of Trust from one identified parcel at the Overland Park
Property, subject to certain conditions precedent contained in the Loan
Documents, including delivery of an opinion that the applicable release would not violate the REMIC rules. Further, the Loan Documents permit the AVG
Portfolio Borrower, after the lockout period, to partially defease individual properties, provided that, among other conditions, (i) the AVG Portfolio
Borrower deposits defeasance collateral equal to 110% or 125% of the allocated loan amount of the released property, depending on the property released, (ii)
the DSCR of the remaining properties is not less than the greater of (a) 1.57x and (b) the DSCR immediately preceding the release and (iii) the LTV of the remaining properties is not greater than the lesser of (a) 67% and (b) the LTV immediately preceding the release.

     Certain additional information regarding the AVG Portfolio Loan and the AVG
Portfolio Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-66

================================================================================
DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated March , 2005 and accompanying Prospectus dated
February 7, 2005 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2005-HQ5 (the
"Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the
Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus.

NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION
OF AN OFFER TO BUY ANY CERTIFICATES.

================================================================================

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE MORTGAGE
LOAN NO. LOAN SELLER(1) PROPERTY NAME(2)                                        STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

    1    MSMC           Wells REF Portfolio: Independence Square Two (I) (A)    300 E Street SW
    2    MSMC           Wells REF Portfolio: Independence Square One (I) (A)    250 E Street SW
    3    MSMC           Wells REF Portfolio: Keybank Building (II) (A)          2 Gatehall Drive
    4    MSMC           Wells REF Portfolio: Bridgewater Crossing II (II) (A)   200 Crossing Boulevard
    5    MSMC           Wells REF Portfolio: Citicorp Building (II) (A)         111 Sylvan Avenue
    6    MSMC           Wells REF Portfolio: Caterpillar Building (II) (A)      2120 West End Avenue
    7    MSMC           Wells REF Portfolio: State Street Building (II) (A)     1200 Crown Colony Drive
    8    MSMC           Wells REF Portfolio: Harcourt Building (II) (A)         10801 North MoPac Expressway,
    9    MSMC           Wells REF Portfolio: Continental Casualty (A)           675 Placentia Avenue
   10    MSMC           Houston Center                                          909 Fannin Street
   11    MSMC           1401 H Street                                           1401 H Street, NW
   12    CWCapital      75 Broad                                                75 Broad Street
   13    MSMC           1370 Avenue of the Americas                             1370 Avenue of the Americas
   14    MSMC           Camino Real Marketplace                                 6900 - 7095 Marketplace Drive
   15    MSMC           111 Eighth Avenue                                       111 Eighth Avenue
   16    MSMC           Towne East Square Mall - Note 1 *                       7700 E Kellogg Dr
   17    MSMC           Towne East Square Mall - Note 2 *                       7700 E Kellogg Dr
   18    MSMC           Pacific Coast Plaza                                     NEC 1-5 & Highway 78
   19    MSMC           AVG Portfolio - Overland Park (III)                     12075 Metcalf Avenue
   20    MSMC           AVG Portfolio - Melrose Park (III)                      841-1001 West North Avenue
   21    MSMC           AVG Portfolio - Dallas (III)                            11100 North Central Expressway
   22    MSMC           AVG Portfolio - Oceanside (III)                         4655 Frazee Road
   23    MSMC           AVG Portfolio - Omaha (118th Street) (III)              2718 North 118th Street
   24    MSMC           AVG Portfolio - Gilbert (III)                           97 South Val Vista Drive
   25    MSMC           AVG Portfolio - Independence (III)                      3850 S. Crackerneck Road
   26    MSMC           AVG Portfolio - Shawnee (III)                           11311 West 64th Street
   27    MSMC           AVG Portfolio - Omaha (147th Street) (III)              3935 South 147th Street
   28    MSMC           AVG Portfolio - Franklin Park (III)                     10205 Grand Avenue
   29    MSMC           Plaza America Shopping Center                           1600 Plaza America Drive
   30    MSMC           Pacific Medical Portfolio 4 - McAuley Building (IV)     500 W. Thomas Road
   31    MSMC           Pacific Medical Portfolio 4 - Marian Medical Cente (IV) 525 East Plaza Drive
   32    MSMC           Pacific Medical Portfolio 4 - North Pavillion (IV)      300 Old River Road
   33    MSMC           Pacific Medical Portfolio 4 - South Pavilion (IV)       500 Old River Road
   34    MSMC           Pacific Medical Portfolio 4 - Marian Hancock Bldg (IV)  116 South Palisade Drive
   35    MSMC           Rodin Place                                             2000 Hamilton Street & 2001 Pennsylvania Avenue
   36    MSMC           Sharpstown Mall                                         7500 Bellaire Boulevard
   37    CWCapital      Hotel ZaZa                                              2332 Leonard Street
   38    MSMC           55 Public Square                                        55 Public Square
   39    CWCapital      GPT - Charleston (B)                                    85-87 Broad Street
   40    CWCapital      GPT - Baton Rouge (B)                                   7968 Essen Park Avenue
   41    CWCapital      GPT - Bakersfield (B)                                   7400 Schirra Court
   42    MSMC           Richmond Square Mall                                    3801 National Road East
   43    MSMC           Brunswick Park                                          2525 Brunswick Avenue
   44    MSMC           Talbots - Walnut Creek                                  1201 & 1231  South Main Street
   45    CWCapital      Plaza de Oro                                            17157-17253 Ventura Boulevard
   46    MSMC           Echelon Village Plaza                                   1120 White Horse Road
   47    MSMC           3255 Wilshire Boulevard                                 3255 Wilshire Blvd
   48    MSMC           Corporate Center                                        10400 N. 25th Avenue
   49    MSMC           Borders Books - Pasadena                                475 South Lake Avenue
   50    MSMC           Lowes - Topeka                                          1621 Southwest Arvonia Place
   51    MSMC           Rainbow Design Center                                   1200 S. Rainbow Boulevard
   52    CWCapital      Buckeystown Pike Office Center                          5301 Buckeystown Pike
   53    MSMC           Flamingo Business Centre                                4850 - 4870 W. Flamingo Road
   54    MSMC           111 Lomas Office Building                               111 Lomas Boulevard NW
   55    CWCapital      Satellite Place Buildings                               2450 and 2425 Commerce Avenue
   56    MSMC           Summit Medical Center                                   7509 State Road 52
   57    MSMC           8500 Valcour                                            8500 Valcour Avenue
   58    MSMC           The Shoppes at Lake Bryan                               12444 South Apopka Vineland Road
   59    MSMC           Storage Etc. - Hancock                                  2150 Hancock Street
   60    MSMC           Parkpoint Business Center                               1211 1221 1229 1235 Dutton Ave, 405 W College Avenue
   61    CWCapital      The Village at Noble Farms                              1105-1185 Peachtree Industrial Boulevard
   62    MSMC           Timmerman Plaza                                         10220-10448 Silver Spring Drive
   63    MSMC           33 Platt Road                                           33 Platt Road
   64    MSMC           Park N Go                                               7901 International Drive
   65    MSMC           Haggerty Building                                       21333 Haggerty Road
   66    MSMC           Princess Anne Marketplace                               2052, 2072, 2076 and 2080 S. Independence Blvd.
   67    MSMC           Hilltop Plaza                                           1667 Hilltop Drive
   68    MSMC           Bridgeport Shopping Center                              316 SE 123rd Avenue
   69    MSMC           Lowes - Midland                                         1918 Airport Road
   70    CWCapital      Memorial Clinic                                         500 Lilly Road NE
   71    CWCapital      Boulevard Shops                                         9631 Reseda Boulevard
   72    MSMC           Legion Crossing                                         3037 Legion Road
   73    MSMC           Pavilion Shopping Center                                2431 Spring Forest Road
   74    MSMC           802-848 Georgia Avenue                                  802-848 Georgia Avenue
   75    MSMC           Levitz Home Furnishing                                  651 State Highway 18
   76    MSMC           7501-7509 Fifth Avenue                                  7501-7509 Fifth Avenue
   77    MSMC           Stonegate Shopping Center                               9740 Barker Cypress Road
   78    CWCapital      Silver Square Shopping Center                           1100 5th Street
   79    MSMC           6717 Fourth Avenue                                      6717 Fourth Avenue
   80    CWCapital      Cedar Park Medical Plaza                                701 and 801B East Whitestone Boulevard
   81    MSMC           701 Martinsville Road                                   701 Martinsville Road
   82    MSMC           2045 Wheatsheaf Lane                                    2045 Wheatsheaf Lane
   83    MSMC           Carduff - Igloo                                         30603 Katy-Brookshire Road
   84    MSMC           Turton Portfolio - 1928 Whiddon Mill Rd. (V)            1928 Whiddon Mill Road
   85    MSMC           Turton Portfolio - 1212 13th Avenue (V)                 1212 13th Avenue
   86    MSMC           Turton Portfolio - 1128 Felder Street (V)               1128 Felder Street
   87    MSMC           Turton Portfolio - 1500 13th Avenue D (V)               1500 13th Avenue D
   88    MSMC           Turton Portfolio - 302 24th Ave. (V)                    302 East 24th Avenue
   89    MSMC           Turton Portfolio - 110 Highway 19 North (V)             110 Highway 19 North
   90    MSMC           Turton Portfolio - 112 North Pecan Street (V)           112 N. Pecan Street
   91    MSMC           Turton Portfolio - 1219 Houston Lake Rd. (V)            1219 Houston Lake Road
   92    MSMC           605 Self Storage                                        16015 Piuma Avenue
   93    CWCapital      Orchard Ridge Apartments                                1910 W. Pierson Road
   94    MSMC           SoHo South Office/Flex                                  3500 Scotts Lane
   95    MSMC           Appalachian Resort                                      60 Motel Drive
   96    MSMC           Marsh Lane Plaza                                        10031 - 10053 Marsh Lane
   97    MSMC           Winchester Pavilion                                     700-750 Winchester Blvd.
   98    MSMC           University Park Shopping Center                         1425 Scalp Avenue
   99    MSMC           Emerson Manor                                           6111 5th Avenue
   100   CWCapital      Chelsea Shopping Center                                 1040 South Main Street
   101   MSMC           Storage King                                            2235 Colonial Boulevard
   102   MSMC           Corporate Center at Lake Osprey                         6751 Professional Parkway West
   103   MSMC           Newport News Retail Center                              12266 Jefferson Avenue
   104   MSMC           Pennhurst Building                                      103 Gamma Drive
   105   MSMC           86 West 183rd Street                                    86 West 183rd Street
   106   MSMC           300 N. Washington St.                                   300 & 306 N. Washington Street
   107   CWCapital      Plaza at Riata                                          12221 Riata Trace Parkway
   108   MSMC           Cool Springs Retail Center                              1945 Mallory Lane
   109   MSMC           Wachovia Value Warehouse                                320 Oregon Avenue & 2710 - 2744 South Third Street
   110   MSMC           New Forest Shopping Center                              5805 E. Sam Houston Parkway North
   111   MSMC           St. Lukes Surgery Center                                42144 Veterans Avenue
   112   MSMC           Van Roy Building                                        2900 Detroit Avenue
   113   MSMC           166-33 Jamaica Avenue                                   166-33 Jamaica Avenue
   114   MSMC           Fountain Court                                          1001 Tower Way
   115   MSMC           Riverside Apartments                                    650 Dixon Boulevard

                        TOTALS AND WEIGHTED AVERAGES:

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.     CITY                 STATE   ZIP CODE    PROPERTY TYPE    PROPERTY SUB-TYPE     UNITS/SF(3)       YEAR BUILT
-----------------------------------------------------------------------------------------------------------------------------

    1        Washington DC        DC        20024     Office           Urban                       579,733        1992
    2        Washington DC        DC        20024     Office           Urban                       337,794        1991
    3        Parsippany           NJ        07054     Office           Suburban                    404,515        1986
    4        Bridgewater          NJ        08807     Office           Suburban                    297,380        2002
    5        Englewood Cliffs     NJ        07632     Office           Suburban                    410,000    1953 - 1962
    6        Nashville            TN        37203     Office           Urban                       312,297        2000
    7        Quincy               MA        02169     Office           Suburban                    234,668        1989
    8        Austin               TX        78758     Office           Urban                       195,234        2001
    9        Brea                 CA        92835     Office           Suburban                    133,943        2002
   10        Houston              TX        77010     Office           Urban                     2,956,225    1974 - 1983
   11        Washington           DC        20005     Office           Urban                       353,219        1992
   12        New York             NY        10004     Office           Urban                       650,680        1928
   13        New York             NY        10019     Office           Urban                       332,955        1971
   14        Goleta               CA        93117     Retail           Anchored                    497,084    1998 / 2000
   15        New York             NY        10011     Office           Urban                     2,921,914        1932
   16        Wichita              KS        67207     Retail           Anchored                  1,171,048        1974
   17        Wichita              KS        67207     Retail           Anchored                  1,171,048        1974
   18        Oceanside            CA        92054     Retail           Anchored                    312,313        1997
   19        Overland Park        KS        66209     Retail           Shadow Anchored              51,412        1993
   20        Melrose Park         IL        60160     Retail           Free Standing                72,238        1998
   21        Dallas               TX        75243     Retail           Free Standing                50,000        1993
   22        Oceanside            CA        92057     Retail           Free Standing                40,000        2000
   23        Omaha                NE        68164     Retail           Free Standing                39,950        1998
   24        Gilbert              AZ        85296     Retail           Free Standing                37,000        2002
   25        Independence         MO        64055     Retail           Free Standing                36,995        2001
   26        Shawnee              KS        66203     Retail           Free Standing                36,700        1990
   27        Omaha                NE        68144     Retail           Free Standing                35,000        1999
   28        Franklin Park        IL        60131     Retail           Free Standing                96,268        1975
   29        Reston               VA        20190     Retail           Anchored                    164,998        1995
   30        Phoenix              AZ        85013     Office           Medical                     170,124        1994
   31        Santa Maria          CA        93454     Office           Medical                      43,944        1994
   32        Bakersfield          CA        93311     Office           Medical                      38,809        1992
   33        Bakersfield          CA        93311     Office           Medical                      27,187        1992
   34        Santa Maria          CA        93454     Office           Medical                      33,438        1995
   35        Philadelphia         PA        19130     Mixed Use        Retail/Office               305,031        1929
   36        Houston              TX        77036     Retail           Anchored                    632,701        1961
   37        Dallas               TX        75201     Hospitality      Full-Service                    147        2002
   38        Cleveland            OH        44113     Office           Urban                       423,821        1958
   39        Charleston           SC        29401     Office           Urban                        44,250    1795 / 1999
   40        Baton Rouge          LA        70809     Office           Medical                      30,000        2004
   41        Bakersfield          CA        93313     Office           Urban                         9,800        2000
   42        Richmond             IN        47374     Retail           Anchored                    306,326        1966
   43        Linden               NJ        07036     Industrial       Flex Industrial             536,160        1910
   44        Walnut Creek         CA        94596     Retail           Free Standing                19,072        2004
   45        Encino               CA        91316     Retail           Unanchored                   83,229    1972 - 1973
   46        Voorhees             NJ        08043     Retail           Anchored                     89,021        1987
   47        Los Angeles          CA        90010     Office           Urban                       212,224        1971
   48        Phoenix              AZ        85021     Office           Suburban                    109,332        1996
   49        Pasadena             CA        91101     Retail           Free Standing                40,000        1958
   50        Topeka               KS        66615     Retail           Free Standing               132,850        1997
   51        Las Vegas            NV        89146     Retail           Unanchored                   64,488    1988 / 1990
   52        Frederick            MD        21704     Office           Suburban                     80,236    1985 / 1999
   53        Las Vegas            NV        89103     Retail           Unanchored                   69,369        1986
   54        Albuquerque          NM        87102     Office           Urban                        97,724        1989
   55        Duluth               GA        30096     Office           Suburban                    112,017        1998
   56        Bayonet Point        FL        34667     Office           Medical                      49,925    2000 / 2004
   57        St. Louis            MO        63123     Industrial       Warehouse                   490,000    1961 / 1964
   58        Lake Buena Vista     FL        32819     Retail           Unanchored                   33,125        2003
   59        San Diego            CA        92110     Self Storage     Self Storage                 75,129        2003
   60        Santa Rosa           CA        95401     Office           Suburban                     67,869        1981
   61        Suwanee              GA        30024     Retail           Anchored                     43,393 1997 / 1998 / 1999
   62        Milwaukee            WI        53225     Retail           Anchored                    205,679    1968 - 1983
   63        Shelton              CT        06484     Industrial       Light Industrial            125,794        1972
   64        Bloomington          MN        55425     Other            Parking Lot                 552,342    1995 - 1997
   65        Novi                 MI        48375     Office           Suburban                     60,371        1980
   66        Virginia Beach       VA        23456     Retail           Shadow Anchored              33,147        1998
   67        Redding              CA        96002     Retail           Shadow Anchored              68,827        1985
   68        Vancouver            WA        98683     Retail           Unanchored                   54,904        1990
   69        Midland              MI        48542     Retail           Free Standing               114,734        1997
   70        Olympia              WA        98506     Office           Medical                      69,016    1971 / 1985
   71        Northridge           CA        91324     Retail           Unanchored                   39,270        1979
   72        Fayetteville         NC        28306     Retail           Anchored                     73,445    1994 - 2001
   73        Raleigh              NC        27615     Retail           Unanchored                   93,268        1988
   74        Brooklyn             NY        11207     Industrial       Warehouse                    87,900        1962
   75        East Brunswick       NJ        08816     Retail           Free Standing                48,018        1967
   76        Brooklyn             NY        11209     Mixed Use        Multifamily/Retail               16        1930
   77        Cypress              TX        77433     Retail           Unanchored                   31,570        2004
   78        Miami Beach          FL        33139     Retail           Unanchored                   14,032    1996 / 2003
   79        Brooklyn             NY        11220     Retail           Unanchored                   16,800        1951
   80        Cedar Park           TX        78613     Office           Medical                      24,084    2003 - 2004
   81        Basking Ridge        NJ        07946     Office           Suburban                     32,000        1985
   82        Philadelphia         PA        19124     Industrial       Warehouse                   187,238        1970
   83        Katy                 TX        77494     Industrial       Light Industrial            501,223        1980
   84        Tifton               GA        31793     Self Storage     Self Storage                 42,600    1999 - 2001
   85        Cordele              GA        31015     Self Storage     Self Storage                 41,944    2000 - 2001
   86        Americus             GA        31709     Self Storage     Self Storage                 21,600    1999 - 2000
   87        Cordele              GA        31015     Multifamily      Garden                           10        2001
   88        Cordele              GA        31015     Self Storage     Self Storage                 14,000        1997
   89        Americus             GA        31709     Self Storage     Self Storage                 22,000    2000 - 2001
   90        Cordele              GA        31015     Self Storage     Self Storage                 13,000        1999
   91        Warner Robins        GA        31088     Self Storage     Self Storage                 23,400        2001
   92        Cerritos             CA        90703     Self Storage     Self Storage                 59,475        1988
   93        Flint                MI        48504     Multifamily      Garden                          248        1966
   94        Philadelphia         PA        19129     Industrial       Flex Industrial             163,238    1952 / 1967
   95        Shartlesville        PA        19554     Other            RV Resort                       375        1964
   96        Dallas               TX        75229     Retail           Anchored                     75,843    1961 / 1983
   97        San Jose             CA        95128     Retail           Shadow Anchored              17,509        1990
   98        Johnstown            PA        15904     Retail           Anchored                     91,047        1964
   99        Pittsburgh           PA        15219     Multifamily      Garden                           19        1900
   100       Chelsea              MI        48118     Retail           Anchored                     88,312    1988 - 1989
   101       Fort Myers           FL        33907     Self Storage     Self Storage                 72,175        1978
   102       Sarasota             FL        34240     Office           Suburban                     28,600        2002
   103       Newport News         VA        23602     Retail           Shadow Anchored               9,728        2004
   104       Pittsburgh           PA        15238     Office           Suburban                     32,722        2001
   105       Bronx                NY        10453     Multifamily      Mid-Rise                         41        1920
   106       Falls Church         VA        22046     Office           Suburban                     26,677 1870 / 1986 / 1989
   107       Austin               TX        78727     Retail           Unanchored                   14,744    2003 - 2004
   108       Franklin             TN        37067     Retail           Unanchored                   18,385        2001
   109       Philadelphia         PA        19148     Retail           Free Standing                46,757    1964 / 1965
   110       Houston              TX        77049     Retail           Shadow Anchored              21,320        2001
   111       Hammond              LA        70403     Office           Medical                      12,034        1996
   112       Cleveland            OH        44113     Office           Urban                        24,041        1895
   113       Jamaica              NY        11432     Retail           Unanchored                    4,000        1931
   114       Bakersfield          CA        93309     Office           Suburban                     32,036        1983
   115       Cocoa                FL        32922     Multifamily      Garden                           52    1963 / 1970

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                          PERCENT     PERCENT LEASED                                         RELATED                ORIGINAL
LOAN NO.     YEAR RENOVATED      LEASED(4)    AS OF DATE(4)   SECURITY TYPE(5)     LIEN POSITION  BORROWER LIST              BALANCE
------------------------------------------------------------------------------------------------------------------------------------

    1              NAP             100.0%       12/01/2003    Fee                      First           NAP               $43,833,276
    2              NAP             100.0%       12/01/2003    Fee                      First           NAP               $23,946,724
    3              NAP             100.0%       12/01/2003    Fee                      First           NAP               $17,690,000
    4              NAP             100.0%       12/01/2003    Fee                      First           NAP               $16,654,286
    5             1998             100.0%       12/01/2003    Fee                      First           NAP               $12,138,571
    6              NAP             100.0%       12/01/2003    Fee                      First           NAP               $11,102,857
    7              NAP             100.0%       12/01/2003    Fee                      First           NAP                $8,368,571
    8              NAP             100.0%       12/01/2003    Fee                      First           NAP                $6,835,714
    9              NAP             100.0%       12/01/2003    Fee                      First           NAP                $4,430,000
   10             2003              91.1%       10/31/2004    Fee                      First           NAP              $119,705,000
   11              NAP              95.9%       01/10/2005    Fee                      First           NAP              $115,000,000
   12          1999 - 2001          76.0%       12/16/2004    Fee                      First           NAP              $108,000,000
   13             2002              91.6%       10/31/2004    Fee                      First           NAP               $82,500,000
   14              NAP              99.3%       10/31/2004    Leasehold                First           NAP               $76,860,000
   15             1998              91.8%       12/31/2004    Fee                      First           NAP               $75,000,000
   16      1987 / 1992 / 2001       93.8%       11/30/2004    Fee                      First           NAP               $47,902,401
   17      1987 / 1992 / 2001       93.8%       11/30/2004    Fee                      First           NAP               $25,000,000
   18              NAP             100.0%       01/31/2005    Fee                      First           NAP               $52,000,000
   19              NAP             100.0%       03/01/2005    Fee                      First           NAP                $7,859,614
   20              NAP             100.0%       03/01/2005    Fee                      First           NAP                $7,785,902
   21              NAP             100.0%       03/01/2005    Fee                      First           NAP                $5,809,280
   22              NAP             100.0%       03/01/2005    Fee                      First           NAP                $4,989,146
   23              NAP             100.0%       03/01/2005    Fee                      First           NAP                $4,579,079
   24              NAP             100.0%       03/01/2005    Fee                      First           NAP                $4,374,046
   25              NAP             100.0%       03/01/2005    Fee                      First           NAP                $4,032,324
   26              NAP             100.0%       03/01/2005    Fee                      First           NAP                $4,032,324
   27              NAP             100.0%       03/01/2005    Fee                      First           NAP                $3,758,946
   28              NAP             100.0%       03/01/2005    Fee                      First           NAP                $3,212,190
   29              NAP             100.0%       11/01/2004    Fee                      First           NAP               $37,000,000
   30              NAP             100.0%       11/30/2004    Leasehold                First           NAP               $20,104,000
   31              NAP              96.1%       09/30/2004    Leasehold                First           NAP                $4,960,000
   32              NAP              91.5%       11/30/2004    Leasehold                First           NAP                $4,054,500
   33              NAP              53.5%       11/30/2004    Leasehold                First           NAP                $3,204,500
   34              NAP              98.2%       11/30/2004    Leasehold                First           NAP                $2,557,000
   35             1996              95.3%       10/31/2004    Fee                      First         35, 94              $33,000,000
   36             1993              81.1%       01/05/2005    Fee                      First           NAP               $32,000,000
   37              NAP              83.0%       11/30/2004    Fee                      First           NAP               $25,000,000
   38              NAP              72.0%       11/01/2004    Fee                      First           NAP               $23,000,000
   39              NAP             100.0%       09/22/2004    Fee                      First       39, 40, 41            $14,568,219
   40              NAP             100.0%       09/22/2004    Fee                      First       39, 40, 41             $4,824,000
   41              NAP             100.0%       09/22/2004    Fee                      First       39, 40, 41             $1,440,000
   42             1997              94.9%       11/16/2004    Fee                      First           NAP               $20,000,000
   43             1990              94.3%       12/21/2004    Fee                      First           NAP               $16,500,000
   44              NAP             100.0%       01/01/2005    Fee                      First         44, 49              $14,200,000
   45         Early 1980's          98.7%       01/13/2005    Fee                      First           NAP               $14,000,000
   46             2002              97.2%       02/15/2005    Fee                      First           NAP               $13,100,000
   47              NAP              85.7%       01/01/2005    Leasehold                First           NAP               $12,500,000
   48              NAP              92.4%       11/09/2004    Fee                      First           NAP               $12,080,000
   49             2001             100.0%       12/01/2004    Fee                      First         44, 49              $11,700,000
   50              NAP             100.0%       12/29/2004    Fee                      First         50, 69              $10,400,000
   51              NAP              99.7%       01/01/2005    Fee                      First           NAP               $10,280,000
   52              NAP              97.0%       02/01/2005    Fee                      First           NAP                $9,600,000
   53              NAP              96.3%       11/08/2004    Fee                      First           NAP                $9,280,000
   54              NAP             100.0%       11/19/2004    Fee / Leasehold          First           NAP                $8,600,000
   55              NAP              91.0%       09/01/2004    Fee                      First           NAP                $8,500,000
   56              NAP              94.1%       10/27/2004    Fee                      First           NAP                $8,300,000
   57             2004             100.0%       09/01/2004    Fee                      First           NAP                $8,075,000
   58              NAP             100.0%       12/03/2004    Fee                      First           NAP                $8,000,000
   59              NAP              81.4%       11/30/2004    Fee                      First           NAP                $7,852,500
   60          1997 / 1998          93.9%       01/14/2005    Fee                      First           NAP                $7,500,000
   61              NAP              93.5%       01/13/2005    Fee                      First           NAP                $7,000,000
   62              NAP              83.0%       11/01/2004    Fee                      First           NAP                $6,750,000
   63             1983             100.0%       11/01/2004    Fee                      First           NAP                $6,750,000
   64             2002              75.7%       12/31/2004    Fee                      First           NAP                $6,500,000
   65             2003              88.7%       11/01/2004    Fee                      First           NAP                $6,500,000
   66              NAP             100.0%       12/31/2004    Fee                      First           NAP                $6,400,000
   67              NAP              98.1%       11/01/2004    Fee                      First           NAP                $6,320,000
   68              NAP              91.7%       12/25/2004    Fee                      First           NAP                $6,160,000
   69              NAP             100.0%       01/12/2005    Leasehold                First         50, 69               $6,100,000
   70              NAP              95.0%       12/06/2004    Fee                      First           NAP                $6,000,000
   71              NAP             100.0%       12/09/2004    Fee                      First           NAP                $6,000,000
   72              NAP              97.3%       11/01/2004    Fee                      First           NAP                $5,900,000
   73              NAP              85.7%       10/31/2004    Fee                      First           NAP                $5,880,000
   74              NAP             100.0%       10/28/2004    Fee                      First           NAP                $5,800,000
   75             2003             100.0%       03/01/2005    Fee                      First           NAP                $5,700,000
   76             2001             100.0%       10/31/2004    Fee                      First           NAP                $5,350,000
   77              NAP             100.0%       11/17/2004    Fee                      First           NAP                $5,040,000
   78              NAP             100.0%       06/01/2004    Fee                      First           NAP                $5,000,000
   79              NAP             100.0%       02/15/2005    Fee                      First           NAP                $5,000,000
   80              NAP             100.0%       12/27/2004    Fee / Leasehold          First           NAP                $4,960,000
   81              NAP             100.0%       12/29/2004    Fee                      First           NAP                $4,950,000
   82              NAP             100.0%       09/01/2004    Fee                      First           NAP                $4,800,000
   83              NAP             100.0%       10/25/2004    Leasehold                First           NAP                $4,687,063
   84              NAP              90.0%       02/17/2005    Fee                      First           NAP                $1,220,000
   85              NAP              57.7%       02/17/2005    Fee                      First           NAP                  $735,000
   86              NAP              88.7%       02/17/2005    Fee                      First           NAP                  $670,000
   87              NAP             100.0%       10/28/2004    Fee                      First           NAP                  $420,000
   88              NAP              92.9%       02/17/2005    Fee                      First           NAP                  $405,568
   89              NAP              68.2%       02/17/2005    Fee                      First           NAP                  $370,000
   90              NAP              83.3%       02/17/2005    Fee                      First           NAP                  $364,432
   91              NAP              72.6%       02/17/2005    Fee                      First           NAP                  $340,000
   92              NAP              81.9%       10/31/2004    Fee                      First           NAP                $4,500,000
   93          2002 - 2004          99.6%       02/07/2005    Fee                      First           NAP                $4,480,000
   94             2000              98.5%       12/31/2004    Fee                      First         35, 94               $4,500,000
   95             2003             100.0%       10/01/2004    Fee                      First           NAP                $4,365,000
   96              NAP              96.2%       11/18/2004    Fee                      First           NAP                $4,250,000
   97              NAP             100.0%       10/29/2004    Fee                      First           NAP                $4,250,000
   98             1992              87.7%       09/30/2004    Fee                      First           NAP                $4,250,000
   99             2000              89.5%       11/30/2004    Fee                      First           NAP                $4,000,000
   100            2003             100.0%       12/31/2004    Fee                      First           NAP                $4,000,000
   101            2002              90.1%       11/03/2004    Fee                      First           NAP                $4,000,000
   102             NAP             100.0%       09/09/2004    Fee                      First           NAP                $3,950,000
   103             NAP             100.0%       12/13/2004    Fee                      First           NAP                $3,920,000
   104             NAP             100.0%       10/01/2004    Fee                      First           NAP                $3,700,000
   105             NAP             100.0%       07/23/2004    Fee                      First           NAP                $3,450,000
   106            1989              75.6%       01/31/2005    Fee                      First           NAP                $3,150,000
   107             NAP              91.1%       02/23/2005    Leasehold                First           NAP                $2,720,000
   108             NAP              78.7%       11/12/2004    Fee                      First           NAP                $2,725,000
   109             NAP             100.0%       12/01/2004    Fee                      First           NAP                $2,700,000
   110             NAP             100.0%       12/16/2004    Fee                      First           NAP                $2,590,000
   111             NAP             100.0%       11/01/2004    Fee                      First           NAP                $2,500,000
   112            2004             100.0%       12/06/2004    Fee                      First           NAP                $2,375,000
   113             NAP             100.0%       03/01/2005    Fee                      First           NAP                $2,000,000
   114             NAP             100.0%       11/19/2004    Fee                      First           NAP                $1,900,000
   115            1998              92.3%       09/01/2004    Fee                      First           NAP                $1,500,000

                                                                                                                      $1,533,427,034

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE    CUT-OFF DATE             CUT-OFF DATE BALANCE                    FIRST PAYMENT        FIRST PAYMENT
LOAN NO.     BALANCE(6)                  PER UNIT OR SF     NOTE DATE        DATE (P&I)(7)          DATE (IO)         MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------

    1        $43,833,276                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    2        $23,946,724                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    3        $17,690,000                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    4        $16,654,286                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    5        $12,138,571                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    6        $11,102,857                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    7         $8,368,571                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    8         $6,835,714                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
    9         $4,430,000                             $120   05/21/2004            NAP              07/07/2004           06/07/2014
   10       $119,705,000                              $91   11/10/2004            NAP              01/07/2005           11/07/2011
   11       $115,000,000                             $326   11/29/2004         01/07/2010          01/07/2005           12/07/2014
   12       $108,000,000                             $166   01/28/2005            NAP              03/07/2005           02/01/2010
   13        $82,500,000                             $451   11/09/2004            NAP              01/08/2005           12/08/2014
   14        $76,860,000                             $155   12/14/2004         02/01/2008          02/01/2005           01/01/2015
   15        $75,000,000                             $154   03/04/2004         05/01/2006          05/01/2004           04/01/2014
   16        $46,978,780                              $60   07/16/2004         08/01/2004              NAP              01/01/2009
   17        $23,050,469                              $60   12/03/1998         02/01/1999              NAP              01/01/2009
   18        $52,000,000                             $167   02/23/2005         04/01/2008          04/01/2005           03/01/2015
   19         $7,859,614                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   20         $7,785,902                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   21         $5,809,280                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   22         $4,989,146                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   23         $4,579,079                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   24         $4,374,046                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   25         $4,032,324                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   26         $4,032,324                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   27         $3,758,946                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   28         $3,212,190                             $102   02/23/2005         04/01/2005              NAP              03/01/2015
   29        $36,769,278                             $223   08/23/2004         10/08/2004              NAP              09/08/2014
   30        $20,104,000                             $111   02/17/2004         04/01/2007          04/01/2004           03/01/2014
   31         $4,960,000                             $111   02/17/2004         04/01/2007          04/01/2004           03/01/2014
   32         $4,054,500                             $111   02/17/2004         04/01/2007          04/01/2004           03/01/2014
   33         $3,204,500                             $111   02/17/2004         04/01/2007          04/01/2004           03/01/2014
   34         $2,557,000                             $111   02/17/2004         04/01/2007          04/01/2004           03/01/2014
   35        $32,826,768                             $108   09/28/2004         11/01/2004              NAP              10/01/2014
   36        $31,939,622                              $50   01/19/2005         03/01/2005              NAP              02/01/2010
   37        $24,919,695                         $169,522   12/08/2004         02/01/2005              NAP              01/01/2015
   38        $22,924,187                              $54   11/16/2004         01/08/2005              NAP              12/08/2014
   39        $14,568,219                             $248   02/14/2005         04/01/2005              NAP              03/01/2020
   40         $4,824,000                             $248   02/14/2005         04/01/2005              NAP              03/01/2020
   41         $1,440,000                             $248   02/14/2005         04/01/2005              NAP              03/01/2020
   42        $19,947,671                              $65   12/21/2004         02/01/2005              NAP              01/01/2015
   43        $16,447,643                              $31   12/28/2004         02/01/2005              NAP              01/01/2015
   44        $14,200,000                             $745   12/15/2004         02/08/2008          02/08/2005           01/08/2015
   45        $13,931,292                             $167   11/17/2004         01/11/2005              NAP              12/11/2014
   46        $13,067,720                             $147   12/22/2004         02/01/2005              NAP              01/01/2015
   47        $12,500,000                              $59   03/02/2005         05/01/2005              NAP              04/01/2015
   48        $12,080,000                             $110   02/15/2005         04/01/2005              NAP              03/01/2012
   49        $11,700,000                             $293   12/08/2004         01/11/2008          01/11/2005           12/08/2014
   50        $10,373,950                              $78   12/30/2004         02/01/2005              NAP              01/01/2012
   51        $10,280,000                             $159   01/26/2005         03/01/2007          03/01/2005           02/01/2015
   52         $9,600,000                             $120   02/14/2005         04/01/2009          04/01/2005           03/01/2015
   53         $9,280,000                             $134   11/16/2004         01/01/2007          01/01/2005           12/01/2014
   54         $8,600,000                              $88   12/22/2004         02/01/2008          02/01/2005           01/01/2015
   55         $8,500,000                              $76   11/29/2004         01/11/2010          01/11/2005           12/11/2011
   56         $8,272,124                             $166   11/01/2004         01/01/2005              NAP              12/01/2014
   57         $8,033,363                              $16   09/22/2004         11/01/2004              NAP              10/01/2014
   58         $7,982,365                             $241   12/09/2004         02/01/2005              NAP              01/01/2015
   59         $7,852,500                             $105   11/09/2004         01/08/2007          01/08/2005           12/08/2014
   60         $7,482,492                             $110   12/08/2004         02/01/2005              NAP              01/01/2015
   61         $7,000,000                             $161   11/01/2004         01/01/2008          01/01/2005           12/01/2014
   62         $6,750,000                              $33   03/08/2005         05/01/2005              NAP              04/01/2015
   63         $6,734,524                              $54   12/15/2004         02/01/2005              NAP              01/01/2015
   64         $6,487,591                              $12   01/27/2005         03/01/2005              NAP              02/01/2010
   65         $6,450,334                             $107   09/30/2004         11/01/2004              NAP              10/01/2014
   66         $6,357,640                             $192   07/13/2004         09/01/2004              NAP              08/01/2014
   67         $6,272,855                              $91   06/24/2004         08/08/2004              NAP              07/08/2014
   68         $6,122,264                             $112   08/25/2004         10/09/2004              NAP              09/09/2014
   69         $6,100,000                              $53   02/10/2005         04/01/2005              NAP              03/01/2012
   70         $5,987,870                              $87   12/10/2004         02/01/2005              NAP              01/01/2015
   71         $5,985,732                             $152   01/03/2005         02/11/2005              NAP              01/11/2015
   72         $5,879,394                              $80   11/23/2004         01/01/2005              NAP              12/01/2014
   73         $5,861,122                              $63   11/05/2004         01/01/2005              NAP              12/01/2014
   74         $5,782,341                              $66   11/22/2004         01/01/2005              NAP              12/01/2009
   75         $5,632,129                             $117   04/26/2004         06/01/2004              NAP              05/01/2011
   76         $5,282,157                         $330,135   02/12/2004         04/01/2004              NAP              03/01/2014
   77         $5,040,000                             $160   12/08/2004         02/01/2010          02/01/2005           01/01/2015
   78         $4,983,550                             $355   11/19/2004         01/01/2005              NAP              12/01/2014
   79         $4,967,318                             $296   07/15/2004         09/01/2004              NAP              08/01/2014
   80         $4,948,440                             $205   12/29/2004         02/01/2005              NAP              01/01/2015
   81         $4,938,330                             $154   12/29/2004         02/01/2005              NAP              01/01/2015
   82         $4,779,010                              $26   10/13/2004         12/01/2004              NAP              11/01/2014
   83         $4,579,847                               $9   10/25/2004         11/01/2004              NAP              12/01/2014
   84         $1,217,823                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   85           $733,688                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   86           $668,804                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   87           $419,250                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   88           $404,844                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   89           $369,340                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   90           $363,782                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   91           $339,393                              $24   01/11/2005         03/01/2005              NAP              02/01/2015
   92         $4,485,607                              $75   12/01/2004         01/01/2005              NAP              12/01/2014
   93         $4,480,000                          $18,065   02/10/2005         04/01/2007          04/01/2005           03/01/2015
   94         $4,466,790                              $27   09/29/2004         11/01/2004              NAP              10/01/2014
   95         $4,365,000                          $11,640   12/21/2004         12/01/2006          01/01/2005           11/01/2009
   96         $4,236,560                              $56   12/01/2004         01/01/2005              NAP              12/01/2014
   97         $4,235,646                             $242   11/19/2004         01/01/2005              NAP              12/01/2014
   98         $4,224,918                              $46   10/15/2004         12/01/2004              NAP              11/01/2014
   99         $4,000,000                         $210,526   07/07/2004         09/01/2006          09/01/2004           08/01/2014
   100        $3,990,904                              $45   12/16/2004         02/01/2005              NAP              01/01/2015
   101        $3,987,012                              $55   11/22/2004         01/01/2005              NAP              12/01/2014
   102        $3,922,863                             $137   07/12/2004         09/01/2004              NAP              08/01/2014
   103        $3,895,891                             $400   08/05/2004         10/01/2004              NAP              09/01/2014
   104        $3,688,434                             $113   12/29/2004         02/01/2005              NAP              01/01/2015
   105        $3,428,402                          $83,620   08/09/2004         10/08/2004              NAP              09/01/2014
   106        $3,143,056                             $118   12/01/2004         02/01/2005              NAP              01/01/2015
   107        $2,720,000                             $184   02/02/2005         04/01/2007          04/01/2005           03/01/2010
   108        $2,712,836                             $148   10/19/2004         12/01/2004              NAP              11/01/2014
   109        $2,693,779                              $58   12/20/2004         02/01/2005              NAP              01/01/2015
   110        $2,586,326                             $121   01/13/2005         03/01/2005              NAP              02/01/2015
   111        $2,480,413                             $206   10/08/2004         11/08/2004              NAP              10/08/2014
   112        $2,368,301                              $99   12/22/2004         02/01/2005              NAP              01/01/2015
   113        $1,990,828                             $498   11/15/2004         01/01/2005              NAP              12/01/2014
   114        $1,888,992                              $59   08/30/2004         10/01/2004              NAP              09/01/2014
   115        $1,495,511                          $28,760   11/15/2004         01/01/2005              NAP              12/01/2014

          $1,528,677,433

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE     GRACE              LOCKBOX             LOCKBOX           ORIGINAL TERM    REMAINING TERM      ORIGINAL       REMAINING
LOAN NO.   PERIOD(8)  ARD LOAN   STATUS              TYPE              TO MATURITY       TO MATURITY    AMORT. TERM(9)   AMORT. TERM
------------------------------------------------------------------------------------------------------------------------------------

    1          0         No     In-Place             Hard                  120               111              IO              IO
    2          0         No     In-Place             Hard                  120               111              IO              IO
    3          0         No     In-Place             Hard                  120               111              IO              IO
    4          0         No     In-Place             Hard                  120               111              IO              IO
    5          0         No     In-Place             Hard                  120               111              IO              IO
    6          0         No     In-Place             Hard                  120               111              IO              IO
    7          0         No     In-Place             Hard                  120               111              IO              IO
    8          0         No     In-Place             Hard                  120               111              IO              IO
    9          0         No     In-Place             Hard                  120               111              IO              IO
   10          0         No     In-Place             Hard                  83                80               IO              IO
   11          0         No     In-Place             Hard                  120               117              360            360
   12          0         No     In-Place             Hard                  60                59               IO              IO
   13          0         No     In-Place             Hard                  120               117              IO              IO
   14          0         Yes    In-Place    Soft, Springing to Hard        120               118              360            360
   15          0         No     In-Place             Hard                  120               109              360            360
   16          5         No       NAP                 NAP                  54                46               214            206
   17          5         No       NAP                 NAP                  120               46               360            286
   18          0         No     In-Place    Soft, Springing to Hard        120               120              360            360
   19          0         Yes    In-Place             Hard                  120               120              300            300
   20          0         Yes    In-Place             Hard                  120               120              300            300
   21          0         Yes    In-Place             Hard                  120               120              300            300
   22          0         Yes    In-Place             Hard                  120               120              300            300
   23          0         Yes    In-Place             Hard                  120               120              300            300
   24          0         Yes    In-Place             Hard                  120               120              300            300
   25          0         Yes    In-Place             Hard                  120               120              300            300
   26          0         Yes    In-Place             Hard                  120               120              300            300
   27          0         Yes    In-Place             Hard                  120               120              300            300
   28          0         Yes    In-Place             Hard                  120               120              300            300
   29          0         No     In-Place             Hard                  120               114              360            354
   30          5         No     In-Place             Hard                  120               108              324            324
   31          5         No     In-Place             Hard                  120               108              324            324
   32          5         No     In-Place             Hard                  120               108              324            324
   33          5         No     In-Place             Hard                  120               108              324            324
   34          5         No     In-Place             Hard                  120               108              324            324
   35          0         No     In-Place    Soft, Springing to Hard        120               115              360            355
   36          0         No     In-Place             Hard                  60                59               300            299
   37          5         No     In-Place    Soft, Springing to Hard        120               118              300            298
   38          0         No       NAP                 NAP                  120               117              360            357
   39          0         No     In-Place    Soft, Springing to Hard        180               180              360            360
   40          0         No     In-Place    Soft, Springing to Hard        180               180              360            360
   41          0         No     In-Place    Soft, Springing to Hard        180               180              360            360
   42          5         No     In-Place    Soft, Springing to Hard        120               118              324            322
   43          5         No       NAP                 NAP                  120               118              300            298
   44          0         No     In-Place             Hard                  120               118              360            360
   45          0         No       NAP                 NAP                  120               117              300            297
   46          5         No       NAP                 NAP                  120               118              360            358
   47          5         No       NAP                 NAP                  120               120              360            360
   48          5         No    Springing       Springing to Hard           84                84               360            360
   49          0         No     In-Place             Hard                  120               117              360            360
   50          5         Yes   Springing       Springing to Hard           84                82               360            358
   51          5         No       NAP                 NAP                  120               119              360            360
   52          5         No       NAP                 NAP                  120               120              360            360
   53          5         No       NAP                 NAP                  120               117              360            360
   54          5         No       NAP                 NAP                  120               118              300            300
   55          0         No     In-Place             Hard                  84                81               360            360
   56          5         No       NAP                 NAP                  120               117              360            357
   57          5         No     In-Place             Hard                  120               115              360            355
   58          5         No       NAP                 NAP                  120               118              360            358
   59          0         No       NAP                 NAP                  120               117              360            360
   60          5         No       NAP                 NAP                  120               118              360            358
   61          0         No       NAP                 NAP                  120               117              360            360
   62          5         No     In-Place    Soft, Springing to Hard        120               120              300            300
   63          5         No    Springing       Springing to Hard           120               118              360            358
   64          5         Yes   Springing       Springing to Hard           60                59               300            299
   65          5         No       NAP                 NAP                  120               115              300            295
   66          5         No       NAP                 NAP                  120               113              360            353
   67          0         No     In-Place    Soft, Springing to Hard        120               112              360            352
   68          0         No       NAP                 NAP                  120               114              360            354
   69          5         Yes   Springing       Springing to Hard           84                84               360            360
   70          0         No       NAP                 NAP                  120               118              360            358
   71          0         No       NAP                 NAP                  120               118              360            358
   72         15         No       NAP                 NAP                  120               117              360            357
   73          5         No       NAP                 NAP                  120               117              360            357
   74          5         No       NAP                 NAP                  60                57               360            357
   75          5         No       NAP                 NAP                  84                74               360            350
   76          5         No       NAP                 NAP                  120               108              360            348
   77          5         No       NAP                 NAP                  120               118              360            360
   78          5         Yes    In-Place             Hard                  120               117              360            357
   79          5         No     In-Place             Hard                  120               113              360            353
   80          5         No       NAP                 NAP                  120               118              360            358
   81          5         No       NAP                 NAP                  120               118              360            358
   82          5         No     In-Place    Soft, Springing to Hard        120               116              360            356
   83          5         No     In-Place             Hard                  122               117              360            355
   84          5         No       NAP                 NAP                  120               119              300            299
   85          5         No       NAP                 NAP                  120               119              300            299
   86          5         No       NAP                 NAP                  120               119              300            299
   87          5         No       NAP                 NAP                  120               119              300            299
   88          5         No       NAP                 NAP                  120               119              300            299
   89          5         No       NAP                 NAP                  120               119              300            299
   90          5         No       NAP                 NAP                  120               119              300            299
   91          5         No       NAP                 NAP                  120               119              300            299
   92          5         No       NAP                 NAP                  120               117              360            357
   93          5         No       NAP                 NAP                  120               120              300            300
   94          5         No       NAP                 NAP                  120               115              300            295
   95          5         No       NAP                 NAP                  59                56               348            348
   96          5         No       NAP                 NAP                  120               117              360            357
   97          5         No       NAP                 NAP                  120               117              360            357
   98          5         No       NAP                 NAP                  120               116              300            296
   99          5         No       NAP                 NAP                  120               113              360            360
   100        10         No       NAP                 NAP                  120               118              360            358
   101         5         No       NAP                 NAP                  120               117              360            357
   102         5         No     In-Place    Soft, Springing to Hard        120               113              360            353
   103         5         No       NAP                 NAP                  120               114              360            354
   104         5         No       NAP                 NAP                  120               118              300            298
   105         0         No       NAP                 NAP                  120               114              360            354
   106         5         No       NAP                 NAP                  120               118              360            358
   107         5         No       NAP                 NAP                  60                60               360            360
   108         5         No       NAP                 NAP                  120               116              360            356
   109         5         No    Springing       Springing to Hard           120               118              360            358
   110         5         No       NAP                 NAP                  120               119              360            359
   111         0         No     In-Place    Soft, Springing to Hard        120               115              300            295
   112         5         No    Springing       Springing to Hard           120               118              324            322
   113         5         No       NAP                 NAP                  120               117              300            297
   114         5         No       NAP                 NAP                  120               114              360            354
   115         5         No       NAP                 NAP                  120               117              360            357

                                                                           109               104              239            237

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE      MORTGAGE              MONTHLY             MONTHLY       UNDERWRITABLE       UNDERWRITABLE      NOI           NCF
LOAN NO.          RATE         PAYMENT (P&I)        PAYMENT (IO)                NOI           CASH FLOW    DSCR(10)       DSCR(10)
------------------------------------------------------------------------------------------------------------------------------------

    1           4.840%                  NAP            $179,250         $15,100,596         $14,048,587     3.75           3.55
    2           4.840%                  NAP             $97,927          $8,827,858          $8,215,919     3.75           3.55
    3           4.840%                  NAP             $72,341          $9,831,299          $9,609,581     3.75           3.55
    4           4.840%                  NAP             $68,105          $7,427,519          $6,945,969     3.75           3.55
    5           4.840%                  NAP             $49,639          $5,979,917          $5,519,596     3.75           3.55
    6           4.840%                  NAP             $45,403          $6,421,874          $6,328,931     3.75           3.55
    7           4.840%                  NAP             $34,222          $5,294,041          $4,812,662     3.75           3.55
    8           4.840%                  NAP             $27,954          $3,710,818          $3,662,010     3.75           3.55
    9           4.840%                  NAP             $18,116          $1,888,091          $1,763,978     3.75           3.55
   10           5.030%                  NAP            $508,732         $36,498,002         $32,479,453     2.65           2.36
   11           5.970%             $687,267            $580,071         $10,663,002          $9,751,697     1.53           1.40
   12           5.900%                  NAP            $538,384         $14,856,386         $14,054,861     2.30           2.18
   13           5.526%                  NAP            $384,910         $11,775,115         $10,916,360     1.40           1.30
   14           5.180%             $421,098            $336,387          $6,457,322          $6,241,041     1.60           1.55
   15           5.497%             $423,873            $338,840         $56,916,611         $56,332,228     2.27           2.25
   16           7.000%             $392,547                 NAP          $9,000,897          $8,464,207     1.35           1.27
   17           6.810%             $163,148                 NAP          $9,000,897          $8,464,207     1.35           1.27
   18           5.260%             $287,468            $231,099          $4,379,902          $4,256,271     1.58           1.53
   19           5.510%              $48,312                 NAP            $807,888            $772,599     1.65           1.57
   20           5.510%              $47,859                 NAP          $1,049,063          $1,002,108     1.65           1.57
   21           5.510%              $35,709                 NAP            $730,177            $699,172     1.65           1.57
   22           5.510%              $30,668                 NAP            $571,560            $545,560     1.65           1.57
   23           5.510%              $28,147                 NAP            $546,861            $520,893     1.65           1.57
   24           5.510%              $26,887                 NAP            $576,809            $552,759     1.65           1.57
   25           5.510%              $24,786                 NAP            $532,895            $508,848     1.65           1.57
   26           5.510%              $24,786                 NAP            $528,645            $504,790     1.65           1.57
   27           5.510%              $23,106                 NAP            $467,661            $444,911     1.65           1.57
   28           5.510%              $19,745                 NAP            $337,908            $275,334     1.65           1.57
   29           5.700%             $214,748                 NAP          $3,254,741          $3,090,343     1.26           1.20
   30           5.790%             $122,823             $98,349          $2,229,903          $2,140,520     1.75           1.62
   31           5.790%              $30,303             $24,264            $502,269            $442,276     1.75           1.62
   32           5.790%              $24,771             $19,835            $438,346            $409,924     1.75           1.62
   33           5.790%              $19,578             $15,676            $137,023             $96,875     1.75           1.62
   34           5.790%              $15,622             $12,509            $265,938            $223,294     1.75           1.62
   35           5.610%             $189,654                 NAP          $3,223,791          $3,051,882     1.42           1.34
   36           5.370%             $194,031                 NAP          $5,337,701          $4,768,258     2.29           2.05
   37           5.640%             $155,619                 NAP          $3,356,585          $2,738,898     1.80           1.47
   38           5.500%             $130,591                 NAP          $2,628,202          $2,081,474     1.68           1.33
   39           5.867%              $86,102                 NAP          $1,409,776          $1,395,310     1.42           1.40
   40           5.867%              $28,511                 NAP            $487,153            $465,553     1.42           1.40
   41           5.867%               $8,511                 NAP            $207,405            $203,387     1.42           1.40
   42           6.090%             $125,923                 NAP          $2,133,306          $1,980,142     1.41           1.31
   43           5.730%             $103,603                 NAP          $1,645,270          $1,505,024     1.32           1.21
   44           5.600%              $81,519             $67,187          $1,192,620          $1,177,935     1.48           1.46
   45           5.200%              $83,482                 NAP          $1,697,541          $1,586,600     1.69           1.58
   46           5.200%              $71,934                 NAP          $1,258,697          $1,191,931     1.46           1.38
   47           5.530%              $71,209                 NAP          $1,341,959          $1,113,713     1.57           1.30
   48           5.180%              $66,183                 NAP          $1,147,660          $1,012,180     1.45           1.27
   49           5.600%              $67,167             $55,358          $1,001,999            $971,199     1.51           1.46
   50           5.100%              $56,467                 NAP            $926,775            $913,490     1.37           1.35
   51           5.500%              $58,369             $47,771            $978,237            $903,472     1.71           1.58
   52           5.148%              $52,407             $41,756            $949,636            $848,463     1.90           1.69
   53           5.300%              $51,532             $41,556            $935,848            $860,236     1.88           1.73
   54           5.650%              $53,585             $41,054            $918,099            $770,534     1.86           1.56
   55           5.150%              $46,412             $36,986            $894,660            $773,441     2.02           1.74
   56           5.400%              $46,607                 NAP            $818,734            $749,837     1.46           1.34
   57           5.700%              $46,867                 NAP          $1,011,269            $832,546     1.80           1.48
   58           5.880%              $47,349                 NAP          $1,087,189          $1,053,070     1.91           1.85
   59           5.500%              $44,586             $36,491            $723,329            $712,126     1.65           1.63
   60           5.530%              $42,725                 NAP            $785,239            $730,944     1.53           1.43
   61           5.390%              $39,263             $31,878            $676,383            $633,205     1.77           1.66
   62           5.960%              $43,325                 NAP            $789,147            $673,967     1.52           1.30
   63           5.640%              $38,921                 NAP            $683,752            $601,985     1.46           1.29
   64           5.250%              $38,951                 NAP            $825,595            $760,095     1.77           1.63
   65           5.550%              $40,110                 NAP            $710,564            $627,267     1.48           1.30
   66           6.080%              $38,701                 NAP            $589,382            $576,446     1.27           1.24
   67           6.080%              $38,217                 NAP            $739,552            $681,049     1.61           1.49
   68           5.790%              $36,105                 NAP            $651,516            $582,478     1.50           1.34
   69           5.130%              $33,232                 NAP            $531,495            $517,727     1.33           1.30
   70           6.410%              $37,570                 NAP            $792,785            $700,069     1.76           1.55
   71           5.417%              $33,756                 NAP            $764,183            $722,678     1.89           1.78
   72           5.190%              $32,361                 NAP            $533,954            $504,576     1.37           1.30
   73           5.640%              $33,904                 NAP            $691,389            $627,044     1.70           1.54
   74           5.920%              $34,476                 NAP            $624,308            $600,206     1.51           1.45
   75           4.900%              $30,251                 NAP            $749,588            $702,945     2.06           1.94
   76           5.500%              $30,377                 NAP            $480,426            $466,607     1.32           1.28
   77           5.510%              $28,648             $23,463            $506,152            $470,794     1.80           1.67
   78           5.510%              $28,421                 NAP            $450,438            $431,021     1.32           1.26
   79           6.140%              $30,429                 NAP            $457,433            $455,589     1.25           1.25
   80           5.540%              $28,287                 NAP            $465,281            $438,630     1.37           1.29
   81           5.470%              $28,012                 NAP            $531,633            $486,833     1.58           1.45
   82           5.540%              $27,374                 NAP            $517,279            $468,001     1.57           1.42
   83           5.450%              $26,466                 NAP            $465,419            $439,606     1.47           1.38
   84           5.950%               $7,823                 NAP            $135,584            $129,194     1.43           1.34
   85           5.950%               $4,713                 NAP             $85,088             $79,493     1.43           1.34
   86           5.950%               $4,296                 NAP             $64,967             $61,295     1.43           1.34
   87           5.950%               $2,693                 NAP             $48,276             $45,726     1.43           1.34
   88           5.950%               $2,601                 NAP             $43,664             $41,284     1.43           1.34
   89           5.950%               $2,373                 NAP             $45,040             $41,740     1.43           1.34
   90           5.950%               $2,337                 NAP             $39,234             $37,095     1.43           1.34
   91           5.950%               $2,180                 NAP             $35,184             $31,584     1.43           1.34
   92           5.660%              $26,004                 NAP            $465,992            $457,070     1.49           1.46
   93           5.230%              $26,793             $19,797            $575,203            $510,723     2.42           2.15
   94           5.770%              $28,364                 NAP            $524,696            $428,386     1.54           1.26
   95           5.360%              $24,744             $19,768            $482,679            $463,879     2.03           1.96
   96           5.720%              $24,721                 NAP            $447,989            $398,174     1.51           1.34
   97           5.370%              $23,786                 NAP            $391,511            $372,974     1.37           1.31
   98           5.900%              $27,124                 NAP            $489,700            $430,520     1.50           1.32
   99           5.680%              $23,165             $19,196            $357,760            $353,010     1.55           1.53
   100          5.690%              $23,191                 NAP            $411,917            $360,718     1.48           1.30
   101          5.580%              $22,913                 NAP            $456,735            $445,474     1.66           1.62
   102          5.900%              $23,429                 NAP            $412,154            $365,822     1.47           1.30
   103          5.770%              $22,926                 NAP            $372,142            $356,675     1.35           1.30
   104          5.840%              $23,479                 NAP            $384,649            $352,179     1.37           1.25
   105          5.680%              $19,980                 NAP            $323,611            $313,361     1.35           1.31
   106          5.880%              $18,644                 NAP            $323,636            $279,353     1.45           1.25
   107          5.667%              $15,730             $13,024            $255,188            $238,805     1.63           1.53
   108          5.430%              $15,353                 NAP            $263,375            $247,197     1.43           1.34
   109          5.610%              $15,517                 NAP            $292,773            $268,459     1.57           1.44
   110          5.380%              $14,511                 NAP            $290,140            $268,071     1.67           1.54
   111          5.390%              $15,188                 NAP            $285,210            $264,391     1.56           1.45
   112          5.580%              $14,203                 NAP            $261,763            $234,597     1.54           1.38
   113          5.650%              $12,462                 NAP            $215,243            $208,963     1.44           1.40
   114          6.070%              $11,477                 NAP            $235,416            $196,652     1.71           1.43
   115          6.010%               $9,003                 NAP            $151,151            $138,151     1.40           1.28

                5.544%                                                                                      1.94           1.81

----------------------------------------------------------------------------------------------
   MORTGAGE            CUT-OFF DATE     BALLOON        BALLOON       APPRAISED   VALUATION
   LOAN NO.                     LTV         LTV        BALANCE           VALUE    DATE(11)
----------------------------------------------------------------------------------------------

       1                      41.9%       41.9%    $43,833,276    $252,000,000   04/06/2004
       2                      41.9%       41.9%    $23,946,724    $138,000,000   04/06/2004
       3                      41.9%       41.9%    $17,690,000    $102,000,000   03/22/2004
       4                      41.9%       41.9%    $16,654,286     $96,000,000   04/14/2004
       5                      41.9%       41.9%    $12,138,571     $71,000,000   03/18/2004
       6                      41.9%       41.9%    $11,102,857     $64,000,000   04/01/2004
       7                      41.9%       41.9%     $8,368,571     $48,100,000   03/23/2004
       8                      41.9%       41.9%     $6,835,714     $39,500,000   03/17/2004
       9                      41.9%       41.9%     $4,430,000     $25,600,000   03/18/2004
      10                      65.8%       65.8%   $119,705,000    $410,000,000   10/22/2004
      11                      77.3%       72.4%   $107,682,549    $148,700,000   04/09/2004
      12                      52.7%       52.7%   $108,000,000    $205,000,000   12/23/2004
      13                      78.9%       78.9%    $82,500,000    $190,000,000   12/01/2004
      14                      73.9%       65.8%    $68,421,431    $104,000,000   12/01/2004
      15                      56.3%       49.5%    $65,990,232    $800,000,000   02/01/2004
      16                      54.4%       48.4%    $40,900,851    $128,800,000   01/01/2005
      17                      54.4%       48.4%    $21,397,954    $128,800,000   01/01/2005
      18                      74.8%       66.7%    $46,385,826     $69,500,000   01/17/2005
      19                      66.9%       51.1%     $6,007,802     $11,500,000   12/08/2004
      20                      66.9%       51.1%     $5,951,458     $13,000,000   12/01/2004
      21                      66.9%       51.1%     $4,440,550      $8,500,000   12/01/2004
      22                      66.9%       51.1%     $3,813,649      $7,300,000   12/02/2004
      23                      66.9%       51.1%     $3,500,198      $6,700,000   12/04/2004
      24                      66.9%       51.1%     $3,343,472      $6,400,000   12/01/2004
      25                      66.9%       51.1%     $3,082,265      $5,900,000   12/08/2004
      26                      66.9%       51.1%     $3,082,265      $5,900,000   12/08/2004
      27                      66.9%       51.1%     $2,873,297      $5,500,000   12/04/2004
      28                      66.9%       51.1%     $2,455,362      $4,700,000   12/01/2004
      29                      79.1%       67.0%    $31,153,759     $46,500,000   08/07/2004
      30                      78.7%       69.0%    $17,622,417     $25,560,000   11/14/2003
      31                      78.7%       69.0%     $4,347,752      $6,200,000   12/03/2003
      32                      78.7%       69.0%     $3,554,023      $4,770,000   12/02/2003
      33                      78.7%       69.0%     $2,808,946      $3,870,000   12/02/2003
      34                      78.7%       69.0%     $2,241,371      $3,920,000   12/03/2003
      35                      78.9%       66.6%    $27,716,799     $41,600,000   08/28/2004
      36                      63.0%       56.6%    $28,703,975     $50,700,000   10/15/2004
      37                      64.7%       49.8%    $19,179,714     $38,500,000   10/21/2004
      38                      76.2%       64.0%    $19,252,565     $30,100,000   09/30/2004
      39                      77.1%       56.1%    $10,599,977     $19,200,000   09/03/2004
      40                      77.1%       56.1%     $3,509,989      $6,030,000   12/08/2004
      41                      77.1%       56.1%     $1,047,759      $1,800,000   12/09/2004
      42                      75.8%       61.7%    $16,239,025     $26,300,000   11/30/2004
      43                      78.3%       60.5%    $12,697,572     $21,000,000   09/01/2004
      44                      71.4%       64.1%    $12,750,654     $19,900,000   11/29/2004
      45                      63.9%       48.5%    $10,579,716     $21,800,000   06/28/2004
      46                      79.2%       65.8%    $10,860,994     $16,500,000   10/27/2004
      47                      77.2%       64.6%    $10,472,645     $16,200,000   12/20/2004
      48                      80.0%       71.2%    $10,757,778     $15,100,000   01/04/2005
      49                      71.1%       63.8%    $10,508,045     $16,460,000   11/16/2004
      50                      79.8%       71.1%     $9,240,523     $13,000,000   12/01/2004
      51                      79.8%       70.0%     $9,019,656     $12,880,000   12/22/2004
      52                      80.0%       72.7%     $8,721,437     $12,000,000   01/06/2005
      53                      80.0%       69.9%     $8,105,665     $11,600,000   09/22/2004
      54                      76.8%       65.4%     $7,329,534     $11,200,000   11/04/2004
      55                      68.5%       66.7%     $8,272,947     $12,400,000   10/13/2004
      56                      79.5%       66.6%     $6,926,258     $10,400,000   07/28/2004
      57                      73.7%       62.4%     $6,800,685     $10,900,000   08/13/2004
      58                      66.5%       56.4%     $6,771,753     $12,000,000   11/12/2004
      59                      75.0%       65.8%     $6,891,742     $10,470,000   04/01/2005
      60                      73.4%       61.6%     $6,282,230     $10,200,000   11/10/2004
      61                      76.1%       68.0%     $6,260,038      $9,200,000   09/22/2004
      62                      73.4%       56.9%     $5,236,416      $9,200,000   10/21/2004
      63                      77.4%       65.2%     $5,672,926      $8,700,000   10/14/2004
      64                      56.9%       51.0%     $5,819,260     $11,400,000   12/22/2004
      65                      75.0%       57.8%     $4,972,775      $8,600,000   07/29/2004
      66                      79.5%       68.1%     $5,449,961      $8,000,000   05/27/2004
      67                      74.2%       63.7%     $5,383,341      $8,450,000   06/14/2004
      68                      79.0%       67.1%     $5,200,646      $7,750,000   07/20/2004
      69                      79.2%       70.5%     $5,426,559      $7,700,000   12/01/2004
      70                      55.4%       47.7%     $5,156,460     $10,800,000   09/15/2004
      71                      63.7%       53.3%     $5,008,363      $9,400,000   08/17/2004
      72                      79.5%       66.1%     $4,891,164      $7,400,000   11/01/2004
      73                      78.7%       66.3%     $4,943,006      $7,450,000   06/17/2004
      74                      76.1%       71.4%     $5,427,288      $7,600,000   09/23/2004
      75                      69.5%       62.3%     $5,044,141      $8,100,000   03/31/2004
      76                      73.4%       62.2%     $4,480,488      $7,200,000   12/15/2003
      77                      72.0%       67.0%     $4,689,112      $7,000,000   10/18/2004
      78                      72.2%       60.7%     $4,186,624      $6,900,000   06/01/2004
      79                      78.2%       67.2%     $4,265,142      $6,350,000   06/01/2004
      80                      79.8%       67.0%     $4,155,917      $6,200,000   11/16/2004
      81                      79.7%       66.8%     $4,138,655      $6,200,000   11/03/2004
      82                      72.4%       60.9%     $4,021,947      $6,600,000   09/08/2004
      83                      73.6%       60.4%     $3,761,157      $6,225,000   06/24/2004
      84                      74.9%       58.2%       $945,721      $1,620,000   09/18/2004
      85                      74.9%       58.2%       $569,759        $970,000   09/18/2004
      86                      74.9%       58.2%       $519,373        $900,000   09/18/2004
      87                      74.9%       58.2%       $325,577        $560,000   09/18/2004
      88                      74.9%       58.2%       $314,389        $542,513   09/17/2004
      89                      74.9%       58.2%       $286,817        $500,000   09/18/2004
      90                      74.9%       58.2%       $282,502        $487,487   09/18/2004
      91                      74.9%       58.2%       $263,563        $450,000   09/18/2004
      92                      65.3%       55.1%     $3,785,200      $6,870,000   09/16/2004
      93                      80.0%       65.3%     $3,659,596      $5,600,000   12/14/2004
      94                      74.4%       57.8%     $3,468,755      $6,000,000   08/04/2004
      95                      74.0%       70.8%     $4,176,979      $5,900,000   09/08/2004
      96                      79.2%       66.9%     $3,581,371      $5,350,000   10/22/2004
      97                      67.8%       56.7%     $3,543,274      $6,250,000   10/05/2004
      98                      72.8%       56.7%     $3,289,532      $5,800,000   10/05/2004
      99                      79.2%       69.8%     $3,525,002      $5,050,000   05/13/2004
      100                     68.8%       58.0%     $3,366,799      $5,800,000   10/18/2004
      101                     68.7%       57.9%     $3,356,471      $5,800,000   10/13/2004
      102                     72.6%       62.0%     $3,346,047      $5,400,000   05/18/2004
      103                     77.9%       66.2%     $3,307,533      $5,000,000   07/12/2004
      104                     75.3%       58.3%     $2,857,964      $4,900,000   11/03/2004
      105                     74.5%       63.1%     $2,903,132      $4,600,000   06/02/2004
      106                     71.4%       60.6%     $2,666,377      $4,400,000   09/02/2004
      107                     78.8%       75.9%     $2,618,704      $3,450,000   01/07/2005
      108                     75.4%       63.2%     $2,275,597      $3,600,000   09/07/2004
      109                     72.8%       61.3%     $2,267,113      $3,700,000   10/18/2004
      110                     53.9%       45.0%     $2,159,272      $4,800,000   12/10/2004
      111                     67.4%       51.7%     $1,901,987      $3,680,000   05/05/2004
      112                     78.9%       63.2%     $1,897,137      $3,000,000   10/19/2004
      113                     68.6%       52.9%     $1,535,321      $2,900,000   10/04/2004
      114                     66.3%       56.7%     $1,617,308      $2,850,000   04/23/2004
      115                     69.9%       59.6%     $1,274,891      $2,140,000   08/06/2004

                              67.4%       60.5%

-------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                           LEASE
LOAN NO.   LARGEST TENANT(12)                                                 EXPIRATION DATE         % NSF
-------------------------------------------------------------------------------------------------------------------

    1      GSA NASA                                                             07/19/2012            98.2%
    2      Comptroller of the Currency                                          05/31/2006            98.1%
    3      Gemini Technology Services                                           12/31/2013            50.6%
    4      Aventis                                                              03/31/2012           100.0%
    5      Citicorp                                                             11/30/2010           100.0%
    6      Caterpillar Financial Services                                       02/28/2015            96.4%
    7      State Street Bank                                                    03/31/2011           100.0%
    8      Harcourt Inc.                                                        06/30/2016           100.0%
    9      Continental Casualty                                                 08/31/2013            84.5%
   10      Lyondell Petrochemical                                               12/31/2013            12.4%
   11      USA Department of Justice                                            10/31/2008            31.4%
   12      Internap Network Services Corporation                                12/31/2016            13.7%
   13      PEB Associates / Liberty Partners                                    03/01/2010             4.7%
   14      Costco                                                               11/30/2018            27.7%
   15      Wachovia/Prudential Securities                                       02/28/2006             6.4%
   16      JC Penney                                                            01/31/2015            18.1%
   17      JC Penney                                                            01/31/2015            18.1%
   18      Lucky / Stater Brothers                                              09/30/2022            19.9%
   19      24 Hour Fitness USA, Inc.                                            10/31/2021           100.0%
   20      Cinemark Theatre                                                     03/31/2019            83.9%
   21      24 Hour Fitness USA, Inc.                                            12/14/2020           100.0%
   22      24 Hour Fitness USA, Inc.                                            10/15/2021           100.0%
   23      24 Hour Fitness USA, Inc.                                            10/15/2019           100.0%
   24      24 Hour Fitness USA, Inc.                                            02/28/2022           100.0%
   25      24 Hour Fitness USA, Inc.                                            07/31/2021           100.0%
   26      24 Hour Fitness USA, Inc.                                            01/11/2024           100.0%
   27      24 Hour Fitness USA, Inc.                                            07/31/2020           100.0%
   28      S.S. Kresge - Kmart                                                  07/31/2011           100.0%
   29      Michaels Stores                                                      02/28/2011            19.3%
   30      Arizona Cardiology Group, P.C.                                       02/28/2006             8.6%
   31      CHW, Marian Medical Center                                           02/17/2016            34.3%
   32      San Dimas Medical Group, Inc.                                        09/14/2012            51.6%
   33      Catholic Healthcare West dba Mercy Southwest Hospital                02/16/2011            13.9%
   34      Central Coast Center for Womens Health                               06/30/2009            12.1%
   35      Whole Foods                                                          01/31/2017            10.7%
   36      Finger's Furniture                                                   02/29/2008             8.1%
   37      NAP                                                                      NAP                 NAP
   38      Mansour Gavin Gerlack                                                04/30/2009             3.5%
   39      GSA - Federal Court House                                            07/31/2019           100.0%
   40      Department of Veterans Affairs - VA Clinic                           06/03/2019           100.0%
   41      GSA - Drug Enforcement Agency                                        11/27/2010           100.0%
   42      Sears                                                                08/31/2008            29.3%
   43      Rocket II Distribution, Inc.                                         05/31/2006            25.4%
   44       The Talbots, Inc.                                                   01/31/2020           100.0%
   45      Alexander Shvedov & L. Temkina                                       08/09/2009             6.4%
   46      Genuardi's                                                           08/31/2021            54.8%
   47      Leibman and Reiner                                                   11/30/2005             4.5%
   48      Hartford Life                                                        01/31/2007            50.8%
   49      Borders                                                              03/31/2016           100.0%
   50      Lowes                                                                10/31/2017           100.0%
   51      La Z Boy                                                             01/31/2006            23.1%
   52      Long & Foster Real Estate                                            12/31/2008            18.0%
   53      Traffic-Power.com                                                    07/31/2005            14.5%
   54      LifeMasters Supported SelfCare Inc.                                  10/31/2007            23.3%
   55      Lanier Worldwide, Inc.                                               11/30/2008            40.4%
   56      Medical Associates of West Florida                                   10/31/2010            30.9%
   57      Schroeder & Tremayne, Inc.                                           12/31/2014            60.4%
   58      Ten-Four Grocery                                                     12/31/2012            34.7%
   59      NAP                                                                      NAP                 NAP
   60      Provident Funding Associates, L.P.                                   06/30/2006            25.8%
   61      Pike Nurseries                                                       10/01/2012            24.9%
   62      J.C. Penney                                                          12/31/2010            57.8%
   63      Sikorsky Aircraft Corporation                                        04/30/2013           100.0%
   64      NAP                                                                      NAP                 NAP
   65      Child Time                                                           04/30/2013            35.1%
   66      Party City                                                           01/31/2010            33.2%
   67      Designworks Home & Garden                                            04/30/2007            12.8%
   68      Vancouver Tire and Auto Center                                       07/14/2007            10.7%
   69      Lowe's                                                               12/31/2017           100.0%
   70      Horizon Medical                                                      06/30/2006            14.9%
   71      Michael Kim                                                          06/14/2014            13.2%
   72      Food Lion                                                            06/30/2015            54.7%
   73      Tuesday Morning                                                      01/15/2011            10.7%
   74      Worldwide Sales                                                      10/31/2017            61.4%
   75      Levitz Home Furnishing, Inc.                                         04/30/2019           100.0%
   76      NAP                                                                      NAP                 NAP
   77      Sports and More                                                      09/30/2009            20.0%
   78      Pier One                                                             12/31/2013            60.6%
   79      Duane Reade                                                          01/31/2022            83.9%
   80      Department of Veterans Affairs                                       09/30/2012            37.9%
   81      Couch Braunsdorf Insurance Group                                     11/01/2019           100.0%
   82      Crown Boiler Company                                                 05/31/2009            53.1%
   83      Igloo Products Corp.                                                 11/30/2024           100.0%
   84      NAP                                                                      NAP                 NAP
   85      NAP                                                                      NAP                 NAP
   86      NAP                                                                      NAP                 NAP
   87      NAP                                                                      NAP                 NAP
   88      NAP                                                                      NAP                 NAP
   89      NAP                                                                      NAP                 NAP
   90      NAP                                                                      NAP                 NAP
   91      NAP                                                                      NAP                 NAP
   92      NAP                                                                      NAP                 NAP
   93      NAP                                                                      NAP                 NAP
   94      Computer Expressions, Inc.                                           02/28/2008            44.0%
   95      NAP                                                                      NAP                 NAP
   96      Westlake Hardware                                                    03/31/2007            30.8%
   97      Aide Music                                                           04/28/2009            17.3%
   98      Big Lots                                                             01/31/2008            31.5%
   99      NAP                                                                      NAP                 NAP
   100     Pamida, Inc.                                                         08/31/2008            64.4%
   101     NAP                                                                      NAP                 NAP
   102     Miles Media                                                          04/30/2008            53.7%
   103     Vitamin Shoppe                                                       05/31/2019            33.9%
   104     Chromalox Corporation                                                07/31/2008            56.6%
   105     NAP                                                                      NAP                 NAP
   106     WB II                                                                12/31/2008            29.6%
   107     Tuscany Market                                                       02/28/2014            46.9%
   108     Lenny's Subs                                                         04/30/2011            10.9%
   109     Value Warehouse Mattress & Furniture, LLC                            01/31/2014            87.7%
   110     Trudy's Hallmark                                                     02/28/2006            16.4%
   111     Surgery Center of Hammond, LLC                                       08/31/2016           100.0%
   112     Recovery Resources                                                   06/30/2019            58.4%
   113     Popular Curtain Store                                                09/01/2011            57.5%
   114     Owens Valley Career Development                                      03/31/2009            28.8%
   115     NAP                                                                      NAP                 NAP

----------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                        LEASE
LOAN NO.    SECOND LARGEST TENANT(12)                                      EXPIRATION DATE         % NSF
----------------------------------------------------------------------------------------------------------------

    1       Grand Deli & Cafe                                                 07/19/2012            1.3%
    2       Market Inn                                                        04/24/2010            1.9%
    3       Keybank                                                           02/28/2016           49.4%
    4       NAP                                                                  NAP                 NAP
    5       NAP                                                                  NAP                 NAP
    6       Thoughtworks, Inc.                                                05/31/2005            2.0%
    7       NAP                                                                  NAP                 NAP
    8       NAP                                                                  NAP                 NAP
    9       Phoenix American Insurance                                        07/31/2008           15.5%
   10       Enron                                                             04/01/2009            8.1%
   11       Investment Company Institute                                      12/31/2013           20.7%
   12       Board of Education of the City                                    09/03/2018           12.2%
   13       US Realty Advisors                                                08/01/2014            4.0%
   14       Home Depot                                                        01/31/2015           26.1%
   15       CCH Legal Information                                             02/28/2019            5.5%
   16       Steve & Barry's                                                   01/31/2013            2.4%
   17       Steve & Barry's                                                   01/31/2013            2.4%
   18       Best Buy                                                          02/28/2018           16.0%
   19       NAP                                                                  NAP                 NAP
   20       Ruby Tuesday's                                                    04/30/2019            8.3%
   21       NAP                                                                  NAP                 NAP
   22       NAP                                                                  NAP                 NAP
   23       NAP                                                                  NAP                 NAP
   24       NAP                                                                  NAP                 NAP
   25       NAP                                                                  NAP                 NAP
   26       NAP                                                                  NAP                 NAP
   27       NAP                                                                  NAP                 NAP
   28       NAP                                                                  NAP                 NAP
   29       Fresh Fields Whole Markets                                        11/30/2015           15.2%
   30       St. Jos Hosp. & Med. Ctr.- Barrow Neurology                       02/17/2008            8.2%
   31       Santa Maria Medical Associates, Inc.                              11/30/2005           13.4%
   32       Javier Bustamante, M.D.                                           08/31/2014           12.5%
   33       West Pacific Oncology-Hematology                                  04/30/2007           10.2%
   34       Marian Hancock Surgery Center, L.P.                               06/30/2011           10.8%
   35       Free Library of Philadelphia                                      06/30/2005            9.5%
   36       Premiere Cinema                                                   04/14/2007            5.5%
   37       NAP                                                                  NAP                 NAP
   38       Uhlinger, Keis & George                                           07/31/2012            2.7%
   39       NAP                                                                  NAP                 NAP
   40       NAP                                                                  NAP                 NAP
   41       NAP                                                                  NAP                 NAP
   42       JC Penney                                                         05/31/2006           28.1%
   43       Aryanna Furniture                                                 11/30/2007           21.2%
   44       NAP                                                                  NAP                 NAP
   45       Kaplan Educational Centers                                        07/31/2005            6.0%
   46       Voorhees Veterinary                                               10/30/2013            5.0%
   47       Coldwell Banker                                                   04/30/2010            3.4%
   48       Corinthian Colleges                                               01/31/2011           31.3%
   49       NAP                                                                  NAP                 NAP
   50       NAP                                                                  NAP                 NAP
   51       Sofa Collection                                                   02/28/2012           15.6%
   52       Aspen Publishers, Inc.                                            10/31/2009           12.9%
   53       Inn Zone                                                          07/31/2006            6.9%
   54       New Mexico Attorney General                                       02/28/2011           22.8%
   55       OSI Portfolio Services                                            10/31/2010           36.8%
   56       Peter D. Candelora                                                11/30/2010            8.1%
   57       Miss Elaine, Inc.                                                 09/30/2012           39.6%
   58       Shell World Gifts                                                 12/31/2007           21.8%
   59       NAP                                                                  NAP                 NAP
   60       Sutter Health                                                     06/30/2010           12.9%
   61       Ladies Workout Express                                            05/31/2005            9.7%
   62       Thriftmart                                                        07/31/2008            5.8%
   63       NAP                                                                  NAP                 NAP
   64       NAP                                                                  NAP                 NAP
   65       Option One                                                        05/31/2009           17.2%
   66       Ruby Tuesday                                                      01/31/2015           13.1%
   67       Tuesday Morning, Inc.                                             07/15/2008           12.8%
   68       Lindo Mexican Restaurant                                          06/30/2007            9.7%
   69       NAP                                                                  NAP                 NAP
   70       GNP                                                               06/30/2010           14.6%
   71       Berk's Office Furniture                                           01/31/2007           11.5%
   72       Family Dollar (CVS Pharmacy)                                      10/31/2010           11.5%
   73       Parker-Raleigh Development XXIII, LP                              11/04/2007           10.7%
   74       Excel Paint                                                       10/31/2007           24.9%
   75       NAP                                                                  NAP                 NAP
   76       NAP                                                                  NAP                 NAP
   77       Wired Java & Internet Cafe                                        07/31/2009           10.6%
   78       Burger King                                                       12/31/2016           39.4%
   79       6717 Fourth Avenue Dry Cleaner                                    06/30/2023           16.1%
   80       Daughters of Charity Health Services of Austin                    03/31/2018           20.8%
   81       NAP                                                                  NAP                 NAP
   82       Southern Pennsylvania Transportaion Authority (SEP                07/31/2006           46.9%
   83       NAP                                                                  NAP                 NAP
   84       NAP                                                                  NAP                 NAP
   85       NAP                                                                  NAP                 NAP
   86       NAP                                                                  NAP                 NAP
   87       NAP                                                                  NAP                 NAP
   88       NAP                                                                  NAP                 NAP
   89       NAP                                                                  NAP                 NAP
   90       NAP                                                                  NAP                 NAP
   91       NAP                                                                  NAP                 NAP
   92       NAP                                                                  NAP                 NAP
   93       NAP                                                                  NAP                 NAP
   94       Philadelphia Museum of Art                                        12/31/2006           14.9%
   95       NAP                                                                  NAP                 NAP
   96       Dollar General (Eckerd Sublease)                                  11/30/2007           18.0%
   97       HONEYBAKED Hams                                                   06/14/2010           16.0%
   98       Pennsylvania National Race Track                                  01/31/2007           20.4%
   99       NAP                                                                  NAP                 NAP
   100      Gina's Cafe, Inc.                                                 06/30/2009            9.3%
   101      NAP                                                                  NAP                 NAP
   102      Tech House                                                        04/30/2007           11.9%
   103      Mattress Warehouse                                                10/31/2019           33.9%
   104      CRA                                                               05/31/2008           13.4%
   105      NAP                                                                  NAP                 NAP
   106      Duffy                                                             08/31/2008           11.7%
   107      Riata Bar and Grill                                               02/28/2009           17.0%
   108      Pizza Hut                                                         05/31/2006            9.5%
   109      Wachovia Bank                                                     05/31/2014           12.3%
   110      Radio Shack                                                       05/31/2007           11.7%
   111      NAP                                                                  NAP                 NAP
   112      Spectrum of Supportive Services                                   08/31/2019           41.6%
   113      Flashy Girl                                                       12/31/2014           42.5%
   114      National Mentor Healthcare                                        09/30/2008           25.9%
   115      NAP                                                                  NAP                 NAP

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                              LEASE                           INSURANCE
LOAN NO.  THIRD LARGEST TENANT(12)                                               EXPIRATION DATE         % NSF     ESCROW IN PLACE
------------------------------------------------------------------------------------------------------------------------------------

    1     Global Sciences                                                           12/01/2006            0.3%           No
    2     NAP                                                                          NAP                 NAP           No
    3     NAP                                                                          NAP                 NAP           No
    4     NAP                                                                          NAP                 NAP           No
    5     NAP                                                                          NAP                 NAP           No
    6     Highwoods Properties                                                      09/30/2005            1.6%           No
    7     NAP                                                                          NAP                 NAP           No
    8     NAP                                                                          NAP                 NAP           No
    9     NAP                                                                          NAP                 NAP           No
   10     Shell Oil Company                                                         07/31/2013            7.8%           No
   11     GSA - Bureau of Alcohol, Tobacco, Firearms and Explosives                 11/30/2009            8.7%           No
   12     AT&T Corp.                                                                02/28/2014            4.5%           Yes
   13     JP Morgan Chase                                                           09/01/2017            3.7%           Yes
   14     Linen 'N Things                                                           01/31/2015            7.0%           No
   15     Mallah Parking                                                            01/31/2019            5.4%           Yes
   16     Old Navy Clothing Co                                                      01/31/2006            2.0%           No
   17     Old Navy Clothing Co                                                      01/31/2006            2.0%           No
   18     Sports Authority                                                          08/31/2017           13.2%           No
   19     NAP                                                                          NAP                 NAP           No
   20     Wendy's                                                                   01/31/2009            7.8%           No
   21     NAP                                                                          NAP                 NAP           No
   22     NAP                                                                          NAP                 NAP           No
   23     NAP                                                                          NAP                 NAP           No
   24     NAP                                                                          NAP                 NAP           No
   25     NAP                                                                          NAP                 NAP           No
   26     NAP                                                                          NAP                 NAP           No
   27     NAP                                                                          NAP                 NAP           No
   28     NAP                                                                          NAP                 NAP           No
   29     Books-A-Million                                                           01/31/2006            9.1%           Yes
   30     St. Jos Hosp. & Med. Ctr.-Womens Care Center                              02/17/2011            7.4%           Yes
   31     Central Coast Orthopedics                                                 06/30/2006           12.7%           Yes
   32     Michael C. Tivnon, M.D.                                                   09/30/2005            9.3%           Yes
   33     San Joaquin Family Medicine Inc.                                          11/30/2005            9.7%           Yes
   34     James Sweeney, Michael Lai, Frank Scott, MDs                              12/31/2005           10.3%           Yes
   35     City of Philadelphia                                                      12/01/2024            7.9%           Yes
   36     Palais Royal                                                              01/31/2007            4.2%           Yes
   37     NAP                                                                          NAP                 NAP           Yes
   38     John Q's                                                                  09/30/2010            2.5%           Yes
   39     NAP                                                                          NAP                 NAP           No
   40     NAP                                                                          NAP                 NAP           No
   41     NAP                                                                          NAP                 NAP           No
   42     Office Max                                                                05/31/2012            7.4%           No
   43     Colavita USA, L.L.C.                                                      01/31/2011           14.7%           Yes
   44     NAP                                                                          NAP                 NAP           No
   45     Fashion Design Inst.                                                      02/28/2010            5.6%           Yes
   46     Feelin' Great/Ceragen                                                     08/31/2009            4.6%           No
   47     Danny Lee & In Mo Kim (Otta Moa)                                          12/31/2006            2.7%           No
   48     Accredo Health Group                                                      10/31/2010            5.4%           Yes
   49     NAP                                                                          NAP                 NAP           No
   50     NAP                                                                          NAP                 NAP           No
   51     Dreamscape                                                                10/31/2006           15.6%           Yes
   52     Kaplan Higher Education, Inc.                                             12/31/2010           12.8%           Yes
   53     Church of Scientology                                                     08/30/2005            6.0%           Yes
   54     Federal Public Defender                                                   02/24/2008           12.9%           Yes
   55     Keck & Wood                                                               02/28/2010           13.9%           Yes
   56     Pasco Hernando Surgical Associates                                        03/31/2013            7.3%           Yes
   57     NAP                                                                          NAP                 NAP           Yes
   58     International Lobster Feast                                               12/31/2009           21.6%           Yes
   59     NAP                                                                          NAP                 NAP           No
   60     Novacare Outpatient Rehabilitation                                        07/31/2007            9.6%           No
   61     McDonald's                                                                12/31/2018            8.9%           Yes
   62     Factory Card Outlet of America                                            10/31/2005            5.4%           Yes
   63     NAP                                                                          NAP                 NAP           No
   64     NAP                                                                          NAP                 NAP           Yes
   65     General Medicine                                                          06/30/2015           15.3%           Yes
   66     Sprint                                                                    08/31/2009           11.2%           Yes
   67     Chevy's Inc.                                                              08/18/2011            9.9%           Yes
   68     Excl. for Women                                                           04/19/2010            9.5%           Yes
   69     NAP                                                                          NAP                 NAP           No
   70     Cardiology Associates                                                     06/30/2009           13.3%           Yes
   71     NVS Tan LLC                                                               01/31/2011            7.9%           Yes
   72     Video Hut                                                                 11/30/2012            7.6%           No
   73     Office Express                                                            01/31/2008            9.8%           Yes
   74     West Side Judaica                                                         10/31/2007           13.7%           Yes
   75     NAP                                                                          NAP                 NAP           Yes
   76     NAP                                                                          NAP                 NAP           Yes
   77     Cypress Animal Clinic                                                     07/31/2009            6.7%           Yes
   78     NAP                                                                          NAP                 NAP           Yes
   79     NAP                                                                          NAP                 NAP           Yes
   80     Covenant Management Systems, L.P.                                         07/31/2014           20.8%           Yes
   81     NAP                                                                          NAP                 NAP           No
   82     NAP                                                                          NAP                 NAP           Yes
   83     NAP                                                                          NAP                 NAP           No
   84     NAP                                                                          NAP                 NAP           No
   85     NAP                                                                          NAP                 NAP           No
   86     NAP                                                                          NAP                 NAP           No
   87     NAP                                                                          NAP                 NAP           No
   88     NAP                                                                          NAP                 NAP           No
   89     NAP                                                                          NAP                 NAP           No
   90     NAP                                                                          NAP                 NAP           No
   91     NAP                                                                          NAP                 NAP           No
   92     NAP                                                                          NAP                 NAP           Yes
   93     NAP                                                                          NAP                 NAP           Yes
   94     Self Storage                                                                 NAP                9.2%           Yes
   95     NAP                                                                          NAP                 NAP           Yes
   96     Super Dollar Store                                                        03/31/2014           12.4%           Yes
   97     Unic International Inc. (dba Dollar Store)                                10/31/2009           11.0%           Yes
   98     VA Medical Center                                                         10/31/2007            9.6%           No
   99     NAP                                                                          NAP                 NAP           No
   100    Chelsea/Home Town Pharmacy                                                01/31/2009            9.0%           Yes
   101    NAP                                                                          NAP                 NAP           Yes
   102    Bosshard RE                                                               12/31/2005           11.0%           Yes
   103    T Mobile                                                                  06/30/2014           20.6%           Yes
   104    Renaissance Medical                                                       12/31/2014           12.1%           Yes
   105    NAP                                                                          NAP                 NAP           Yes
   106    Value Medics                                                              12/31/2008            9.8%           Yes
   107    TruWest Credit Union                                                      04/30/2009            9.6%           Yes
   108    Sake Restaurant                                                           02/29/2012            8.9%           Yes
   109    NAP                                                                          NAP                 NAP           No
   110    A-1 Dry Cleaners                                                          05/31/2006            9.8%           Yes
   111    NAP                                                                          NAP                 NAP           No
   112    NAP                                                                          NAP                 NAP           No
   113    NAP                                                                          NAP                 NAP           No
   114    Golden State Eye Medical                                                  01/31/2006           13.8%           Yes
   115    NAP                                                                          NAP                 NAP           Yes

------------------------------------------------------------------------------------------------
MORTGAGE                   TAX               CAPITAL EXPENDITURE               TI/LC
LOAN NO.             ESCROW IN PLACE         ESCROW IN PLACE(13)        ESCROW IN PLACE(14)
------------------------------------------------------------------------------------------------

    1                       No                       No                          No
    2                       No                       No                          No
    3                       No                       No                          No
    4                       No                       No                          No
    5                       No                       No                          No
    6                       No                       No                          No
    7                       No                       No                          No
    8                       No                       No                          No
    9                       No                       No                          No
   10                       No                       No                          No
   11                      Yes                       Yes                         No
   12                      Yes                       Yes                        Yes
   13                      Yes                       Yes                        Yes
   14                       No                       No                          No
   15                      Yes                       Yes                        Yes
   16                      Yes                       No                          No
   17                      Yes                       No                          No
   18                      Yes                       Yes                        Yes
   19                       No                       Yes                        Yes
   20                       No                       Yes                        Yes
   21                       No                       Yes                        Yes
   22                       No                       Yes                        Yes
   23                       No                       Yes                        Yes
   24                       No                       Yes                        Yes
   25                       No                       Yes                        Yes
   26                       No                       Yes                        Yes
   27                       No                       Yes                        Yes
   28                       No                       Yes                        Yes
   29                      Yes                       Yes                         No
   30                      Yes                       Yes                        Yes
   31                      Yes                       Yes                        Yes
   32                      Yes                       Yes                        Yes
   33                      Yes                       Yes                        Yes
   34                      Yes                       Yes                        Yes
   35                      Yes                       Yes                        Yes
   36                      Yes                       Yes                        Yes
   37                      Yes                       Yes                         No
   38                      Yes                       Yes                        Yes
   39                       No                       No                          No
   40                       No                       No                          No
   41                       No                       No                          No
   42                      Yes                       Yes                        Yes
   43                      Yes                       Yes                         No
   44                       No                       No                          No
   45                      Yes                       Yes                        Yes
   46                       No                       No                          No
   47                      Yes                       Yes                        Yes
   48                      Yes                       Yes                        Yes
   49                       No                       No                          No
   50                       No                       No                          No
   51                      Yes                       Yes                        Yes
   52                      Yes                       Yes                        Yes
   53                      Yes                       No                         Yes
   54                      Yes                       Yes                        Yes
   55                      Yes                       Yes                        Yes
   56                      Yes                       Yes                        Yes
   57                      Yes                       Yes                        Yes
   58                      Yes                       Yes                        Yes
   59                      Yes                       Yes                         No
   60                      Yes                       Yes                        Yes
   61                      Yes                       Yes                        Yes
   62                      Yes                       Yes                         No
   63                       No                       Yes                         No
   64                      Yes                       No                          No
   65                      Yes                       No                         Yes
   66                      Yes                       Yes                        Yes
   67                      Yes                       Yes                        Yes
   68                      Yes                       Yes                        Yes
   69                       No                       No                          No
   70                      Yes                       Yes                        Yes
   71                      Yes                       Yes                        Yes
   72                      Yes                       Yes                         No
   73                      Yes                       Yes                        Yes
   74                      Yes                       Yes                        Yes
   75                      Yes                       Yes                        Yes
   76                      Yes                       Yes                        Yes
   77                      Yes                       Yes                        Yes
   78                      Yes                       Yes                         No
   79                      Yes                       Yes                        Yes
   80                      Yes                       No                          No
   81                       No                       Yes                         No
   82                       No                       Yes                        Yes
   83                       No                       No                          No
   84                      Yes                       Yes                         No
   85                      Yes                       Yes                         No
   86                      Yes                       Yes                         No
   87                      Yes                       Yes                         No
   88                      Yes                       Yes                         No
   89                      Yes                       Yes                         No
   90                      Yes                       Yes                         No
   91                      Yes                       Yes                         No
   92                      Yes                       Yes                         No
   93                      Yes                       Yes                         No
   94                      Yes                       Yes                        Yes
   95                      Yes                       Yes                         No
   96                      Yes                       Yes                        Yes
   97                      Yes                       Yes                        Yes
   98                      Yes                       Yes                        Yes
   99                       No                       Yes                         No
   100                     Yes                       Yes                        Yes
   101                     Yes                       Yes                         No
   102                     Yes                       Yes                        Yes
   103                     Yes                       Yes                        Yes
   104                     Yes                       Yes                        Yes
   105                     Yes                       Yes                         No
   106                     Yes                       Yes                        Yes
   107                     Yes                       Yes                        Yes
   108                     Yes                       Yes                        Yes
   109                      No                       No                          No
   110                     Yes                       Yes                        Yes
   111                      No                       No                          No
   112                     Yes                       Yes                         No
   113                     Yes                       Yes                         No
   114                     Yes                       Yes                        Yes
   115                     Yes                       Yes                         No

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                     OTHER                                                         SPRINGING
LOAN NO.                            ESCROW DESCRIPTION(15)                                           ESCROW DESCRIPTION(16)
-----------------------------------------------------------------------------------------------------------------------------------

    1                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    2                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    3                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    4                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    5                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    6                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    7                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    8                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
    9                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
   10                            Unfunded Obligations Reserve                                   RE Tax, Insurance, CapEx, TI/LC
   11                                         NAP                                                   Insurance, TI/LC, Other
   12     Rent Concession Reserve; Occupancy Reserve; Tenant Security Deposit Reserve                         NAP
   13                                 Holdback (earn out)                                                    TI/LC
   14                                         NAP                                                      RE Tax, Insurance
   15                                Lease Buy-Out Reserve                                                   TI/LC
   16                                         NAP                                                             NAP
   17                                         NAP                                                             NAP
   18                                         NAP                                                          Insurance
   19                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   20                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   21                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   22                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   23                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   24                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   25                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   26                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   27                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   28                               Excess Cash Flow Funds                                          RE Tax, Insurance, Other
   29                                         NAP                                                            TI/LC
   30                                         NAP                                                             NAP
   31                                         NAP                                                             NAP
   32                                         NAP                                                             NAP
   33                                         NAP                                                             NAP
   34                                         NAP                                                             NAP
   35                                         NAP                                                            TI/LC
   36                                         NAP                                                            TI/LC
   37                             Repair and Remediation Fund                                                 NAP
   38                                   Special Reserve                                                       NAP
   39                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
   40                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
   41                                         NAP                                               RE Tax, Insurance, CapEx, TI/LC
   42        Major Tenant Reserve ($700,000); Additional Tenant Reserve ($500,000)                         Insurance
   43                               Aryanna/Rocket Reserve                                                    NAP
   44                                         NAP                                                      RE Tax, Insurance
   45                                         NAP                                                             NAP
   46                                         NAP                                                             NAP
   47                                         NAP                                                          Insurance
   48                                   Accredo Reserve                                                       NAP
   49                                         NAP                                                      RE Tax, Insurance
   50                                         NAP                                                   RE Tax, Insurance, CapEx
   51                                         NAP                                                             NAP
   52                                         NAP                                                            TI/LC
   53                                         NAP                                                             NAP
   54                                Ground Lease Holdback                                                    NAP
   55                                  Lanier Lease Fund                                                      NAP
   56                                         NAP                                                             NAP
   57                                         NAP                                                             NAP
   58                                   Earnout Reserve                                                       NAP
   59                                  Holdback Reserve                                                    Insurance
   60                                         NAP                                                          Insurance
   61                             TI/LC Supplemental Payment                                                  NAP
   62                                  JC Penney Reserve                                                      NAP
   63                                         NAP                                                   RE Tax, Insurance, TI/LC
   64                                         NAP                                                             NAP
   65                                         NAP                                                             NAP
   66                                         NAP                                                             NAP
   67                               Tuesday Morning Escrow                                                   TI/LC
   68                                         NAP                                                             NAP
   69                                         NAP                                                      RE Tax, Insurance
   70                                         NAP                                                             NAP
   71                                Earnout Reserve Fund                                                     NAP
   72                                         NAP                                                          Insurance
   73                       Master Lease Reserve; Casualty Reserve                                            NAP
   74                                         NAP                                                             NAP
   75                           Levitz Home Furnishing Reserve                                            TI/LC, Other
   76                                         NAP                                                             NAP
   77                                         NAP                                                             NAP
   78                                    Pier 1 Escrow                                                        NAP
   79                   CO Escrow Deposit; Buildings Violations Deposit                                       NAP
   80                                Ground Lease Impound                                                 CapEx, TI/LC
   81                                         NAP                                                            TI/LC
   82                                         NAP                                                        RE Tax, TI/LC
   83                                         NAP                                                   RE Tax, Insurance, CapEx
   84                                         NAP                                                          Insurance
   85                                         NAP                                                          Insurance
   86                                         NAP                                                          Insurance
   87                                         NAP                                                          Insurance
   88                                         NAP                                                          Insurance
   89                                         NAP                                                          Insurance
   90                                         NAP                                                          Insurance
   91                                         NAP                                                          Insurance
   92                                         NAP                                                             NAP
   93                                         NAP                                                             NAP
   94                                         NAP                                                             NAP
   95                                 Seasonality Reserve                                                     NAP
   96                                         NAP                                                             NAP
   97                                         NAP                                                             NAP
   98                                         NAP                                                          Insurance
   99                                         NAP                                                      RE Tax, Insurance
   100                                        NAP                                                             NAP
   101                                        NAP                                                             NAP
   102                                        NAP                                                             NAP
   103                                        NAP                                                             NAP
   104                                Chromalox Holdback                                                      NAP
   105                                        NAP                                                             NAP
   106     Rent reserve; Vacant Space Reserve; Beaconfire Rollover Reserve (earnout)                          NAP
   107                                Ground Lease Escrow                                                     NAP
   108                                        NAP                                                             NAP
   109                                        NAP                                                            CapEx
   110                                        NAP                                                             NAP
   111                                        NAP                                               RE Tax, Insurance, CapEx, TI/LC
   112                                        NAP                                                       Insurance, TI/LC
   113                                        NAP                                                            TI/LC
   114                                        NAP                                                             NAP
   115                                        NAP                                                             NAP

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE  INITIAL CAPITAL EXPENDITURE            MONTHLY CAPITAL EXPENDITURE   CURRENT CAPITAL EXPENDITURE           INITIAL TI/LC
LOAN NO.        ESCROW REQUIREMENT(17)                 ESCROW REQUIREMENT(18)            ESCROW BALANCE(19)  ESCROW REQUIREMENT(20)
-----------------------------------------------------------------------------------------------------------------------------------

    1                              $0                                     $0                            $0                      $0
    2                              $0                                     $0                            $0                      $0
    3                              $0                                     $0                            $0                      $0
    4                              $0                                     $0                            $0                      $0
    5                              $0                                     $0                            $0                      $0
    6                              $0                                     $0                            $0                      $0
    7                              $0                                     $0                            $0                      $0
    8                              $0                                     $0                            $0                      $0
    9                              $0                                     $0                            $0                      $0
   10                              $0                                     $0                            $0                      $0
   11                         $28,909                                 $5,782                            $0                      $0
   12                         $10,845                                $10,845                       $10,845                  $6,000
   13                        $800,000                                 $5,583                      $805,583              $3,700,000
   14                              $0                                     $0                            $0                      $0
   15                              $0                                $49,029                       $49,029             $29,596,526
   16                              $0                                     $0                            $0                      $0
   17                              $0                                     $0                            $0                      $0
   18                              $0                                 $3,069                            $0                      $0
   19                              $0                                   $799                            $0                      $0
   20                              $0                                   $903                            $0                      $0
   21                              $0                                   $596                            $0                      $0
   22                              $0                                   $500                            $0                      $0
   23                              $0                                   $499                            $0                      $0
   24                              $0                                   $463                            $0                      $0
   25                              $0                                   $462                            $0                      $0
   26                              $0                                   $459                            $0                      $0
   27                              $0                                   $438                            $0                      $0
   28                              $0                                 $1,203                            $0                      $0
   29                              $0                                 $2,740                       $10,979                      $0
   30                              $0                                 $2,844                       $28,443                $288,188
   31                              $0                                   $735                        $7,347                 $71,101
   32                              $0                                   $649                        $6,489                 $58,121
   33                              $0                                   $455                        $4,545                 $45,936
   34                              $0                                   $559                        $5,591                 $36,654
   35                              $0                                 $3,770                       $11,325                $600,000
   36                      $1,430,000                                 $7,909                    $1,430,000              $5,500,000
   37                         $52,261   1/12 4% Gross Income from Operations                      $156,846                      $0
   38                              $0                                 $6,710                        $6,710                      $0
   39                              $0                                     $0                            $0                      $0
   40                              $0                                     $0                            $0                      $0
   41                              $0                                     $0                            $0                      $0
   42                              $0                                 $3,829                            $0                      $0
   43                              $0                                 $4,684                            $0                      $0
   44                              $0                                     $0                            $0                      $0
   45                          $1,028                                 $1,028                        $3,087                 $10,010
   46                              $0                                     $0                            $0                      $0
   47                              $0                                 $3,427                            $0                      $0
   48                              $0                                 $1,822                            $0                $365,000
   49                              $0                                     $0                            $0                      $0
   50                              $0                                     $0                            $0                      $0
   51                              $0                                 $1,128                            $0                $190,000
   52                          $1,337                                 $1,337                        $1,337                  $7,094
   53                              $0                                   $867                          $867                 $50,000
   54                              $0                                 $1,629                            $0                $100,000
   55                          $1,400                                 $1,400                        $4,201                $150,000
   56                              $0                                   $832                            $0                      $0
   57                              $0                                 $8,359                       $25,083                      $0
   58                              $0                                   $414                            $0                      $0
   59                              $0                                   $934                          $934                      $0
   60                              $0                                 $1,697                            $0                $350,000
   61                            $530                                   $530                        $1,591                $100,000
   62                              $0                                 $2,571                            $0                      $0
   63                              $0                                 $1,048                            $0                      $0
   64                              $0                                     $0                            $0                      $0
   65                              $0                                 $1,005                        $5,025                      $0
   66                              $0                                   $331                        $1,660                      $0
   67                              $0                                 $1,147                        $6,901                      $0
   68                              $0                                 $1,498                        $6,003                      $0
   69                              $0                                     $0                            $0                      $0
   70                          $1,437                                 $1,437                        $2,876                $155,000
   71                            $491                                   $491                          $982                  $2,968
   72                              $0                                   $918                          $918                      $0
   73                              $0                                 $1,513                        $1,513                      $0
   74                              $0                                   $725                          $725                $180,000
   75                              $0                                   $720                        $5,784                $150,000
   76                              $0                                   $324                        $3,240                      $0
   77                              $0                                   $395                            $0                      $0
   78                            $158                                   $158                          $474                      $0
   79                              $0                                   $154                          $768                      $0
   80                              $0                                     $0                            $0                      $0
   81                              $0                                   $827                            $0                      $0
   82                              $0                                 $1,560                        $3,122                $200,000
   83                              $0                                     $0                            $0                      $0
   84                              $0                                   $608                            $0                      $0
   85                              $0                                   $367                            $0                      $0
   86                              $0                                   $334                            $0                      $0
   87                              $0                                   $209                            $0                      $0
   88                              $0                                   $202                            $0                      $0
   89                              $0                                   $185                            $0                      $0
   90                              $0                                   $182                            $0                      $0
   91                              $0                                   $170                            $0                      $0
   92                              $0                                   $744                            $0                      $0
   93                          $5,373                                 $5,373                        $5,373                      $0
   94                              $0                                 $2,040                        $6,121                      $0
   95                              $0                                 $1,567                        $3,134                      $0
   96                              $0                                   $971                          $971                      $0
   97                              $0                                   $219                          $219                 $25,000
   98                              $0                                 $1,138                        $2,278                      $0
   99                              $0                                   $396                        $1,980                      $0
   100                         $1,472                                 $1,472                        $2,946                $300,000
   101                             $0                                   $938                          $938                      $0
   102                             $0                                   $477                        $2,389                      $0
   103                             $0                                   $122                          $487                      $0
   104                             $0                                   $409                            $0                      $0
   105                        $35,700                                   $845                       $39,251                      $0
   106                             $0                                   $445                            $0                      $0
   107                           $184                                   $184                          $184                  $1,181
   108                             $0                                   $230                          $460                      $0
   109                             $0                                     $0                            $0                      $0
   110                             $0                                   $265                            $0                      $0
   111                             $0                                     $0                            $0                      $0
   112                             $0                                   $401                            $0                      $0
   113                             $0                                   $103                          $103                      $0
   114                             $0                                 $1,175                        $4,700                $175,000
   115                             $0                                 $1,083                        $1,083                      $0

                           $2,371,125                               $180,592                    $2,683,442             $42,413,779

----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE             MONTHLY TI/LC              CURRENT TI/LC     ENVIRONMENTAL            INTEREST
   LOAN NO.     ESCROW REQUIREMENT(21)         ESCROW BALANCE(22)      INSURANCE           ACCRUAL METHOD            SEASONING(23)
----------------------------------------------------------------------------------------------------------------------------------

       1                           $0                         $0          No                 Actual/360                         9
       2                           $0                         $0          No                 Actual/360                         9
       3                           $0                         $0          No                 Actual/360                         9
       4                           $0                         $0          No                 Actual/360                         9
       5                           $0                         $0          No                 Actual/360                         9
       6                           $0                         $0          No                 Actual/360                         9
       7                           $0                         $0          No                 Actual/360                         9
       8                           $0                         $0          No                 Actual/360                         9
       9                           $0                         $0          No                 Actual/360                         9
      10                           $0                         $0          No                 Actual/360                         3
      11                           $0                         $0          No                 Actual/360                         3
      12                       $6,000                     $6,000          No                 Actual/360                         1
      13                           $0                         $0          No                 Actual/360                         3
      14                           $0                         $0          No                 Actual/360                         2
      15                           $0                $29,596,526          No                 Actual/360                        11
      16                           $0                         $0          No                   30/360                           8
      17                           $0                         $0          No                   30/360                          74
      18                       $9,539                         $0          No                 Actual/360                         0
      19                       $2,142                         $0          No                 Actual/360                         0
      20                       $3,010                         $0          No                 Actual/360                         0
      21                       $1,988                         $0          No                 Actual/360                         0
      22                       $1,667                         $0          No                 Actual/360                         0
      23                       $1,665                         $0          No                 Actual/360                         0
      24                       $1,542                         $0          No                 Actual/360                         0
      25                       $1,541                         $0          No                 Actual/360                         0
      26                       $1,529                         $0          No                 Actual/360                         0
      27                       $1,458                         $0          No                 Actual/360                         0
      28                       $4,011                         $0          No                 Actual/360                         0
      29                           $0                         $0          No                 Actual/360                         6
      30                      $16,212                    $16,212          No                 Actual/360                        12
      31                       $4,302                     $4,302          No                 Actual/360                        12
      32                       $3,529                     $3,529          No                 Actual/360                        12
      33                       $2,552                     $2,552          No                 Actual/360                        12
      34                       $3,405                     $3,405          No                 Actual/360                        12
      35                           $0                   $602,005          No                 Actual/360                         5
      36                           $0                 $5,500,000          No                 Actual/360                         1
      37                           $0                         $0          No                 Actual/360                         2
      38                       $8,333                     $8,333          No                 Actual/360                         3
      39                           $0                         $0          No                 Actual/360                         0
      40                           $0                         $0          No                 Actual/360                         0
      41                           $0                         $0          No                 Actual/360                         0
      42                       $8,333                         $0          No                 Actual/360                         2
      43                           $0                         $0          No                 Actual/360                         2
      44                           $0                         $0          No                 Actual/360                         2
      45                      $10,010                    $30,044          No                 Actual/360                         3
      46                           $0                         $0          No                 Actual/360                         2
      47                      $13,750                         $0          No                 Actual/360                         0
      48                       $6,832                   $350,000          No                 Actual/360                         0
      49                           $0                         $0          No                 Actual/360                         3
      50                           $0                         $0          No                 Actual/360                         2
      51                       $5,361                         $0          No                 Actual/360                         1
      52                       $7,094                     $7,094          No                 Actual/360                         0
      53                       $4,167                    $50,000          No                 Actual/360                         3
      54                       $4,167                         $0          No                 Actual/360                         2
      55                       $8,702                   $167,571          No                 Actual/360                         3
      56                       $3,120                         $0          No                 Actual/360                         3
      57                       $8,333                    $25,007          No                 Actual/360                         5
      58                       $1,667                     $1,667          No                 Actual/360                         2
      59                           $0                         $0          No                 Actual/360                         3
      60                       $2,828                         $0          No                 Actual/360                         2
      61                       $2,385                   $104,926          No                 Actual/360                         3
      62                           $0                         $0          No                 Actual/360                         0
      63                           $0                         $0          No                 Actual/360                         2
      64                           $0                         $0          No                 Actual/360                         1
      65                       $5,025                    $24,125          No                 Actual/360                         5
      66                       $1,105                     $5,538          No                 Actual/360                         7
      67                       $4,302                     $4,998          No                 Actual/360                         8
      68                       $3,405                    $13,644          No                 Actual/360                         6
      69                           $0                         $0          No                 Actual/360                         0
      70                       $5,913                   $161,088          No                 Actual/360                         2
      71                       $2,968                     $5,937          No                 Actual/360                         2
      72                           $0                         $0          No                 Actual/360                         3
      73                       $5,833                     $5,833          No                 Actual/360                         3
      74                       $7,250                   $180,000          No                 Actual/360                         3
      75                           $0                   $151,023          No                 Actual/360                        10
      76                         $828                     $8,280          No                 Actual/360                        12
      77                       $2,750                         $0          No                 Actual/360                         2
      78                           $0                         $0          No                 Actual/360                         3
      79                         $210                         $0          No                 Actual/360                         7
      80                           $0                         $0          No                 Actual/360                         2
      81                           $0                         $0          No                 Actual/360                         2
      82                           $0                   $200,546          No                 Actual/360                         4
      83                           $0                         $0          No                 Actual/360                         5
      84                           $0                         $0          No                 Actual/360                         1
      85                           $0                         $0          No                 Actual/360                         1
      86                           $0                         $0          No                 Actual/360                         1
      87                           $0                         $0          No                 Actual/360                         1
      88                           $0                         $0          No                 Actual/360                         1
      89                           $0                         $0          No                 Actual/360                         1
      90                           $0                         $0          No                 Actual/360                         1
      91                           $0                         $0          No                 Actual/360                         1
      92                           $0                         $0          No                 Actual/360                         3
      93                           $0                         $0          No                 Actual/360                         0
      94                       $5,973                    $17,918          No                 Actual/360                         5
      95                           $0                         $0          Yes                Actual/360                         3
      96                      $10,000                    $10,000          No                 Actual/360                         3
      97                       $1,460                    $26,460          No                 Actual/360                         3
      98                       $7,587                    $15,183          No                 Actual/360                         4
      99                           $0                         $0          No                 Actual/360                         7
      100                      $2,795                   $303,101          No                 Actual/360                         2
      101                          $0                         $0          No                 Actual/360                         3
      102                      $3,456                    $17,320          No                 Actual/360                         7
      103                        $405                     $1,624          No                 Actual/360                         6
      104                      $2,727                         $0          No                 Actual/360                         2
      105                          $0                         $0          No                 Actual/360                         6
      106                      $3,333                         $0          No                 Actual/360                         2
      107                      $1,181                     $1,181          No                 Actual/360                         0
      108                        $766                     $1,532          No                 Actual/360                         4
      109                          $0                         $0          No                 Actual/360                         2
      110                        $884                         $0          No                 Actual/360                         1
      111                          $0                         $0          No                 Actual/360                         5
      112                          $0                         $0          No                 Actual/360                         2
      113                          $0                         $0          No                 Actual/360                         3
      114                      $2,917                   $140,000          No                 Actual/360                         6
      115                          $0                         $0          No                 Actual/360                         3

                             $244,246                $37,774,504                                                                5

------------------------------------------------------------------------------------------------------------
                               PREPAYMENT CODE(24)
   MORTGAGE     --------------------------------------------------------------------------------------------
   Loan No.        LO     DEF        DEF/YM1.00      YM5.00      YM4.50      YM4.00      YM3.50      YM3.00
------------------------------------------------------------------------------------------------------------

       1           33      83
       2           33      83
       3           33      83
       4           33      83
       5           33      83
       6           33      83
       7           33      83
       8           33      83
       9           33      83
      10           27                        52
      11           27      89
      12           25      31
      13           27      89
      14           26      90
      15           35      81
      16            0                                     5          12          12          12           7
      17           35
      18           24      92
      19           24      92
      20           24      92
      21           24      92
      22           24      92
      23           24      92
      24           24      92
      25           24      92
      26           24      92
      27           24      92
      28           24      92
      29           30      89
      30           36      80
      31           36      80
      32           36      80
      33           36      80
      34           36      80
      35           29      87
      36           25      31
      37           26      90
      38           27      89
      39           24
      40           24
      41           24
      42           26      90
      43           26      87
      44           26      93
      45           27      89
      46           26      90
      47           23      93
      48           24      56
      49           27      92
      50           26      54
      51           25      91
      52           24      92
      53           27      89
      54           26      90
      55           27      53
      56           27      89
      57           29      87
      58           26      90
      59           59
      60           26      90
      61           27      89
      62           23      93
      63           26      90
      64           25      31
      65           29      87
      66           31      82
      67           32      84
      68           30      86
      69           24      56
      70           26      90
      71           26      90
      72           27      89
      73           27      89
      74           27      29
      75           34      46
      76           36      80
      77           26      90
      78           27      89
      79           31      85
      80           26      90
      81           26      90
      82           28      88
      83           29      86
      84           25      91
      85           25      91
      86           25      91
      87           25      91
      88           25      91
      89           25      91
      90           25      91
      91           25      91
      92           27      89
      93           24      92
      94           29      87
      95           27      28
      96           27      89
      97           27      89
      98           28      88
      99           31      85
      100          26      90
      101          27      89
      102          31      85
      103          30      86
      104          26      90
      105          30      86
      106          26      90
      107          24      32
      108          28      88
      109          26      90
      110          25      91
      111          29      87
      112          26      87
      113          27      89
      114          30      86
      115          27      89

---------------------------------------------------------------------------------------------------
                               PREPAYMENT CODE(24)
   MORTGAGE     --------------------------------------------       YM               ADMINISTRATIVE
   LOAN NO.          YM2.00      YM1.50     YM1.00     OPEN   FORMULA(25)             COST RATE(26)
---------------------------------------------------------------------------------------------------

       1                                                  4                                   3.15
       2                                                  4                                   3.15
       3                                                  4                                   3.15
       4                                                  4                                   3.15
       5                                                  4                                   3.15
       6                                                  4                                   3.15
       7                                                  4                                   3.15
       8                                                  4                                   3.15
       9                                                  4                                   3.15
      10                                                  4        A                          3.15
      11                                                  4                                   3.15
      12                                                  4                                   5.15
      13                                                  4                                   4.15
      14                                                  4                                   3.15
      15                                                  4                                   2.15
      16                                                  6        B                          3.15
      17                 12          12         54        7        C                          3.15
      18                                                  4                                   3.15
      19                                                  4                                   3.15
      20                                                  4                                   3.15
      21                                                  4                                   3.15
      22                                                  4                                   3.15
      23                                                  4                                   3.15
      24                                                  4                                   3.15
      25                                                  4                                   3.15
      26                                                  4                                   3.15
      27                                                  4                                   3.15
      28                                                  4                                   3.15
      29                                                  1                                   3.15
      30                                                  4                                   3.15
      31                                                  4                                   3.15
      32                                                  4                                   3.15
      33                                                  4                                   3.15
      34                                                  4                                   3.15
      35                                                  4                                   3.15
      36                                                  4                                   3.15
      37                                                  4                                  28.15
      38                                                  4                                   3.15
      39                                       152        4        D                          6.15
      40                                       152        4        D                          8.15
      41                                       152        4        D                          8.15
      42                                                  4                                   3.15
      43                                                  7                                   3.15
      44                                                  1                                   3.15
      45                                                  4                                   6.15
      46                                                  4                                   3.15
      47                                                  4                                   3.15
      48                                                  4                                   3.15
      49                                                  1                                   3.15
      50                                                  4                                   3.15
      51                                                  4                                   3.15
      52                                                  4                                   8.15
      53                                                  4                                   3.15
      54                                                  4                                   8.15
      55                                                  4                                   8.15
      56                                                  4                                   3.15
      57                                                  4                                  13.15
      58                                                  4                                   3.15
      59                                        57        4        E                          3.15
      60                                                  4                                   3.15
      61                                                  4                                   8.15
      62                                                  4                                  15.15
      63                                                  4                                   3.15
      64                                                  4                                   3.15
      65                                                  4                                   8.15
      66                                                  7                                   3.15
      67                                                  4                                   3.15
      68                                                  4                                   3.15
      69                                                  4                                   3.15
      70                                                  4                                   8.15
      71                                                  4                                   8.15
      72                                                  4                                   3.15
      73                                                  4                                  13.15
      74                                                  4                                   3.15
      75                                                  4                                   3.15
      76                                                  4                                   3.15
      77                                                  4                                   3.15
      78                                                  4                                   8.15
      79                                                  4                                   3.15
      80                                                  4                                   8.15
      81                                                  4                                   3.15
      82                                                  4                                   3.15
      83                                                  7                                   3.15
      84                                                  4                                  13.15
      85                                                  4                                  13.15
      86                                                  4                                  13.15
      87                                                  4                                  13.15
      88                                                  4                                  13.15
      89                                                  4                                  13.15
      90                                                  4                                  13.15
      91                                                  4                                  13.15
      92                                                  4                                   3.15
      93                                                  4                                   8.15
      94                                                  4                                   3.15
      95                                                  4                                   3.15
      96                                                  4                                  13.15
      97                                                  4                                   3.15
      98                                                  4                                   3.15
      99                                                  4                                   3.15
      100                                                 4                                   8.15
      101                                                 4                                   3.15
      102                                                 4                                   3.15
      103                                                 4                                   3.15
      104                                                 4                                   3.15
      105                                                 4                                   3.15
      106                                                 4                                  13.15
      107                                                 4                                   8.15
      108                                                 4                                   3.15
      109                                                 4                                   3.15
      110                                                 4                                   3.15
      111                                                 4                                   3.15
      112                                                 7                                   8.15
      113                                                 4                                   3.15
      114                                                 4                                  13.15
      115                                                 4                                   3.15

                                                                                             4.262